U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Materials Pursuant to §240.14a-12

GLYECO, INC.

(Name of the Registrant as Specified in its Charter)

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GLYECO, INC.

230 Gill Way

Rock Hill, SC 29730

Telephone: (866) 960-1539

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to Be Held on November 14, 2017

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GLYECO, INC.

230 Gill Way

Rock Hill, SC 29730

Telephone: (866) 960-1539

Dear Stockholder:

You are cordially invited to attend the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of GlyEco, Inc. on November 14, 2017 at 9:00 am (Eastern Time). The Annual Meeting will be held at Four Points By Sheraton Hotel, 600 Kanawha Boulevard East, Charleston, West Virginia 25301.

If you plan to attend the Annual Meeting in person, you must check the appropriate box on the proxy voting card to have your name placed on the attendance list. Only those stockholders whose names appear on the attendance list will be allowed to enter and attend the Annual Meeting. Please note that you will need to present picture identification to gain entrance to the Annual Meeting.

Enclosed please find our proxy statement and related materials. Whether or not you plan to attend the Annual Meeting, your vote is very important, and we encourage you to vote promptly. You may vote your shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) over the internet or by mail by following the instructions on the proxy card. If you do attend the Annual Meeting, you will, of course, have the right to revoke the proxy and vote your shares of Common Stock in person. If you hold your shares of Common Stock through an account with a broker, nominee, fiduciary, or other custodian, please follow the instructions you receive from them to vote your shares of Common Stock.

On behalf of the Board of Directors of the Company, I would like to express our appreciation for your continued support of GlyEco, Inc.

Sincerely,

October 13, 2017	/s/ Ian Rhodes
Ian Rhodes Chief Executive Officer

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GLYECO, INC.

230 Gill Way

Rock Hill, SC 29730

Telephone: (866) 960-1539

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 14, 2017

To Our Stockholders:

The 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of GlyEco, Inc. (the “Company” or “GlyEco”) will be held on November 14, 2017, at 9:00 am (Eastern Time) at the Four Points By Sheraton Hotel, 600 Kanawha Boulevard East, Charleston, West Virginia 25301, for the following purposes:

1.	To elect a Board of Directors of the Company (the “Board”) consisting of seven (7) members to serve until the next Annual Meeting of Stockholders or until their successors have been duly elected and qualified (“Proposal No. 1”);

2.	To ratify the selection of KMJ Corbin & Company, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 (“Proposal No. 2”);

3.	To consider and vote on a proposal giving the Board the authority to effect a reverse split of the Company’s outstanding common stock, par value $0.0001 per share (the “Common Stock”), at an exchange rate of between 1-for-2 and 1-for-1,000, with the exact exchange ratio to be determined by the Board in its sole discretion, immediately followed by a forward split of the Company’s outstanding Common Stock, at an exchange ratio ranging between 2-for-1 and 100-for-1, with the exact ratio to be determined by the Board in its sole discretion, by filing amendments to the Company’s Articles of Incorporation (“Proposal No. 3”);

4.	To consider and vote on a proposal to establish the Company’s 2017 Incentive Compensation Plan (the “2017 ICP”) (“Proposal No. 4”);

5.	To consider and vote on a proposal to establish the Company’s 2017 Employee Stock Purchase Plan (the “2017 ESPP”) (“Proposal No. 5”);

6.	To consider and vote on a proposal to amend the Company’s Articles of Incorporation to authorize the Board to change the name of the Company (“Proposal No. 6”);

7.	To consider and vote on a proposal to reincorporate the Company from the State of Nevada to the State of Delaware (“Proposal No. 7”); and

8.	To transact such other business as may properly come before the Annual Meeting.

Your attention is directed to the accompanying proxy statement in which the foregoing items of business are more fully described. This proxy statement will be first mailed to stockholders on or about October 18, 2017.

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Only stockholders of record of the Common Stock at the close of business on October 6, 2017 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. A list of stockholders as of the Record Date will be available during normal business hours for examination at our offices by any stockholder for any purpose relevant to the Annual Meeting for a period of ten (10) days prior to the Annual Meeting.

We hope that you can attend the Annual Meeting in person. However, even if you plan to attend, please vote your proxy as soon as possible, so that we may be assured of a quorum to transact business. If you receive more than one proxy because you own shares of Common Stock registered in different names or addresses, each proxy should be voted. Your proxy is revocable and will not affect your right to vote in person in the event you are able to attend the Annual Meeting.

Our annual and quarterly reports are available at the “Investor Relations” tab on our website at www.glyeco.com/investor_relations.

Thank you for your ongoing support of GlyEco. We look forward to seeing you at the Annual Meeting.

Rock Hill, South Carolina	By Order of the Board of Directors,

October 13, 2017	/s/ Ian Rhodes
Ian Rhodes Chief Executive Officer

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TABLE OF CONTENTS

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 14, 2017	8
Questions and Answers About the Annual Meeting and Voting	8
DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE	13
Family Relationships	16
Involvement in Certain Legal Proceedings	16
Employment/Consulting Agreements	16
Director Independence	17
Stockholder Communication with the Board	17
Board Oversight of Risk Management	17
Committees of the Board and Meeting Attendance	17
Board Meetings and Attendance	18
Director Nomination	19
Section 16(a) Beneficial Ownership Reporting Compliance	19
AUDIT COMMITTEE REPORT	19
DIRECTOR COMPENSATION	20
EXECUTIVE COMPENSATION	21
Summary Compensation Table	21
Option/SAR Grants in Fiscal Year Ended December 31, 2016	21
Option/SAR Grants in Fiscal Year Ended December 31, 2015	21
Outstanding Equity Awards at Fiscal Year-End Table	22
Stock Option Plans	22
Golden Parachute Compensation	29
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	29
PROPOSAL NO. 1: ELECTION OF DIRECTORS	32
Nominees for Election at the Annual Meeting	32
Vote Required and Board Recommendation	32
PROPOSAL NO. 2: RATIFICATION OF KMJ CORBIN & COMPANY, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	33
Audit Committee Appointment-KMJ Corbin & Company LLP	33
Principal Accounting Fees and Services	33
Pre-Approval Policies Procedures	34
Attendance at Annual Meeting	34
Vote Required and Board Recommendation	34
PROPOSAL NO. 3: APPROVAL OF REVERSE/FORWARD SPLIT PROPOSAL TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT IMMEDIATELY COMPANY’S ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK IMMEDIATELY FOLLOWED BY A FORWARD STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK	35
Reverse Forward Stock Split	35
Structure of the Reverse/Forward Split	37
Background and Purpose of the Reverse/Forward Split	37
Effect of the Reverse/Forward Split on the Company Stockholders	38
Effect of the Reverse/Forward Split on the Company	40
Effect on Par Value	41
Certain Federal Income Tax Consequences	41
Appraisal Rights	43
Reservation of Rights	43
Vote Required and Board Recommendation	43
PROPOSAL NO. 4: APPROVAL OF THE ESTABLISHMENT OF THE GLYECO, INC. 2017 INCENTIVE COMPENSATION PLAN	43
Establishment of the 2017 Incentive Compensation Plan	43

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GLYECO, INC.

230 Gill Way

Rock Hill, SC 29730

Telephone: (866) 960-1539

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 14, 2017

This proxy statement contains information related to the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of GlyEco, Inc. to be held on November 14, 2017 at 9:00 am (Eastern Time) at the Four Points By Sheraton Hotel, 600 Kanawha Boulevard East, Charleston, West Virginia 25301. This proxy statement will be first mailed to stockholders on or about October 18, 2017.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

1.	Why did I receive these proxy materials?

We are providing the Notice of Annual Meeting, proxy statement and proxy card (collectively referred to herein as the “Proxy Materials”) in connection with the solicitation by the Board of Directors of GlyEco, Inc., a Nevada corporation (referred to herein as “GlyEco,” the “Company,” “we,” “us,” and “our”), of proxies to be voted at the Annual Meeting. The proxies also may be voted at any adjournment of the Annual Meeting. This proxy statement contains information you may use when deciding how to vote in connection with the Annual Meeting.

2.	When and where is the Annual Meeting, and who may attend?

The Annual Meeting will be held on November 14, 2017 at 9:00 am (Eastern Time) at the Four Points By Sheraton Hotel, 600 Kanawha Boulevard East, Charleston, West Virginia 25301. Stockholders who are entitled to vote may attend the Annual Meeting, as well as our invited guests.

3.	Who is entitled to vote at the Annual Meeting?

You are entitled to vote if you owned shares of our common stock, par value $0.0001 per share (the “Common Stock”), as of the close of business on October 6, 2017 (the “Record Date”). Each share of Common Stock is entitled to one vote and there is no cumulative voting. As of the Record Date, we had 164,415,915 shares of Common Stock issued and outstanding.

4.	What do I need to do to attend the Annual Meeting?

If you plan to attend the Annual Meeting in person, you must check the appropriate box on the proxy voting card to have your name placed on the attendance list. Only those stockholders whose names appear on the attendance list will be allowed to enter and attend the Annual Meeting. Please note that you will need to present picture identification to gain entrance to the Annual Meeting.

5.	What proposals are being presented for stockholder vote at the Annual Meeting?

The following proposals will be considered and voted on at the Annual Meeting:

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i.	The election of a Board consisting of seven (7) members to serve until the next Annual Meeting of Stockholders or until their successors have been duly elected and qualified (Proposal No. 1);

ii.	The ratification of the selection of KMJ Corbin & Company, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 (Proposal No. 2);

iii.	To give the Board the authority to effect a reverse split of the Company’s outstanding Common Stock, at an exchange rate of between 1-for-2 and 1-for-1,000, with the exact exchange ratio to be determined by the Board in its sole discretion, immediately followed by a forward split of the Company’s outstanding Common Stock, at an exchange ratio ranging between 2-for-1 and 100-for-1, with the exact ratio to be determined by the Board in its sole discretion, by filing amendments to the Company’s Articles of Incorporation (“Proposal No. 3”);

iv.	The establishment of the Company’s 2017 Incentive Compensation Plan (the “2017 ICP”) (Proposal No. 4);

v.	The establishment of the Company’s 2017 Employee Stock Purchase Plan (the “2017 ESPP”) (Proposal No. 5);

vi.	The amendment of the Company’s Articles of Incorporation to authorize the Board to change the name of the Company (Proposal No. 6);

vii.	The reincorporation of the Company from the State of Nevada to the State of Delaware (Proposal No. 7); and

viii.	Any other business that may properly come before the Annual Meeting.

6.	How does the Board recommend that I vote?

The Board recommends that you vote your shares of Common Stock:

i.	Proposal No. 1 — “FOR” the election of each of Dwight Mamanteo, Charles F. Trapp, David Ide, Frank Kneller, Scott Nussbaum, Scott Krinsky and Ian Rhodes as directors of the Company;

ii.	Proposal No. 2 — “FOR” the ratification of the selection of KMJ Corbin & Company, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017;

iii.	Proposal No. 3 — “FOR” the amendment of the Company’s Articles of Incorporation to effect a reverse forward split of its outstanding Common Stock;

iv.	Proposal No. 4 — “FOR” the establishment of the Company’s 2017 ICP;

v.	Proposal No. 5 — “FOR” the establishment of the Company’s 2017 ESPP;

vi.	Proposal No. 6 — “FOR” the amendment of the Company’s Articles of Incorporation to authorize the Board to change the name of the Company; and

vii.	Proposal No. 7 — “FOR” the reincorporation of the Company from the State of Nevada to the State of Delaware.

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7.	Are there any other matters to be acted upon at the Annual Meeting?

We do not know of any other matter to be presented or acted upon at the Annual Meeting. If any matters not set forth in the Notice of Annual Meeting included in the Proxy Materials are properly brought before the Annual Meeting, the persons named on the enclosed proxy card will vote thereon in accordance with their best judgment.

8.	How many votes must be present to hold the Annual Meeting?

At least a majority of the shares of Common Stock entitled to vote on the matters to be considered at the Annual Meeting, or 82,207,958 shares of Common Stock, must be present in person or by proxy to establish a quorum for the transaction of business at the Annual Meeting. If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for quorum purposes and for all other matters as well. Abstentions and broker non-votes will count for purposes of establishing a quorum but will not count as votes cast on any matter.

9.	How many votes are needed to approve each proposal?

i.	Proposal No. 1: Nevada law provides that directors are to be elected by a plurality of the votes of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Thus, the seven (7) nominees who receive the most votes cast in their favor at the Annual Meeting shall be elected. Abstentions and broker non-votes will have no effect.

ii.	Proposal No. 2: Pursuant to Nevada law and the Company’s Bylaws, the affirmative vote of a majority of the shares present in person or represented by proxy and voting on the matter is required to ratify the selection of KMJ Corbin & Company, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. Abstentions will have no effect.

iii.	Proposal No. 3: Pursuant to Nevada law and the Company’s Bylaws, the affirmative vote of a majority of the shares outstanding entitled to vote, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares outstanding entitled to vote, in person or by proxy, and voting on the matter, is required to approve the amendment of the Company’s Articles of Incorporation to effect a reverse forward split of its outstanding Common Stock. Abstentions and broker non-votes will operate to prevent the approval of proposal to the same extent as a vote against such proposal.

iv.	Proposal No. 4: Pursuant to Nevada law and the Company’s Bylaws, the affirmative vote of a majority of the shares present in person or represented by proxy and voting on the matter is required to approve the establishment of the Company’s 2017 ICP. Abstentions and broker non-votes will have no effect.

v.	Proposal No. 5: Pursuant to Nevada law and the Company’s Bylaws, the affirmative vote of a majority of the shares present in person or represented by proxy and voting on the matter is required to approve the establishment of the Company’s 2017 ESPP. Abstentions and broker non-votes will have no effect.

vi.	Proposal No. 6: Pursuant to Nevada law and the Company’s Bylaws, the affirmative vote of a majority of the shares outstanding entitled to vote, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares outstanding entitled to vote, in person or by proxy, and voting on the matter, is required to approve the amendment of the Company’s Articles of Incorporation to authorize the Board to change the name of the Company. Abstentions and broker non-votes will operate to prevent the approval of proposal to the same extent as a vote against such proposal.

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vii.	Proposal No. 7: Pursuant to Nevada law and the Company’s Bylaws, the affirmative vote of a majority of the shares outstanding entitled to vote, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares outstanding entitled to vote, in person or by proxy, and voting on the matter, is required to approve the reincorporation of the Company from the State of Nevada to the State of Delaware. Abstentions and broker non-votes will operate to prevent the approval of proposal to the same extent as a vote against such proposal.

10.	How do I vote?

i.	In Person at the Annual Meeting: All stockholders may vote in person at the Annual Meeting;

ii.	By Internet: You can vote via the Internet by following the instructions provided in the meeting notice or by accessing the Internet at www.proxyvote.com and following the instructions contained on that website; or

iii.	By Mail: You can vote by mail by requesting a paper copy of the Proxy Materials be sent to your home address. Upon receipt of the materials, you may fill out the enclosed proxy card and return it per the instructions on the card.

11. What can I do if I change my mind after I vote my shares?

If you are a stockholder of record, you can revoke your proxy before it is exercised by (i) sending written notice to GlyEco, Inc., Attn: Corporate Secretary, at PO Box 10112, Rock Hill, SC 29731, (ii) timely delivering a valid, later-dated proxy, (iii) voting again over the Internet prior to the meeting date and time, or (iv) voting by ballot at the Annual Meeting. No such revocation will be effective, however, unless received by us at or prior to the Annual Meeting. Simply attending the Annual Meeting does not revoke your proxy.

12. What if I do not specify a choice for a matter when returning a proxy?

Proxies that are signed and returned but do not contain voting instructions will be voted (1) “FOR” the election of each of Dwight Mamanteo, Charles F. Trapp, David Ide, Frank Kneller, Scott Nussbaum, Scott Krinsky, and Ian Rhodes as directors of the Company, (2) “FOR” the ratification of the selection of KMJ Corbin & Company, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017, (3) “FOR” the approval of reverse/forward split proposal, (4) “FOR” the approval of the establishment of the GlyEco, Inc. 2017 Incentive Compensation Plan, (5) “FOR” the establishment of the GlyEco, Inc. 2017 Employee Stock Purchase Plan, (6) “FOR” the approval of an amendment to the Company’ Articles of Incorporation to Authorize the Company’s Board to Change the Name of the Company, (7) “FOR” the approval of the reincorporation of the Company from the State of Nevada to the State of Delaware, and (8) in accordance with the best judgment of the named proxies on any other matters properly brought before the meeting.

If necessary, and unless the shares represented by the proxy are voted in a manner contrary to the manner described in the preceding sentence, the persons named in the proxy may also vote in favor of a proposal to recess the Annual Meeting and to reconvene it on a subsequent date or dates, without further notice, in order to solicit and obtain sufficient votes to approve or disapprove any matters being considered at the Annual Meeting.

13. Will my shares of Common Stock be voted if I do not provide my proxy or instruction form?

If you are a stockholder of record and do not provide a proxy, you must attend the Annual Meeting in order to vote.

14. What does it mean if I receive more than one Notice of Annual Meeting?

If you received multiple meeting notices, it means that you hold your shares in different ways or in multiple accounts. You should vote all of your shares either in person, by Internet, or by mail.

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15. Who will pay for the cost of this proxy solicitation?

We will bear the cost of this proxy solicitation.

16. May stockholders ask questions at the Annual Meeting?

Yes. The Chairman will answer questions from stockholders during the designated question and answer period of the Annual Meeting. In order to provide an opportunity for everyone who wishes to ask a question, stockholders may be limited to two minutes each to present their question. When speaking, stockholders must direct questions to the Chairman and confine their questions to matters that relate directly to the business of the Annual Meeting Stockholders will not be able to make statements.

17. Why is GlyEco proposing to reincorporate in Delaware?

We believe that reincorporation in Delaware will give us more flexibility, clarity and predictability with respect to our corporate legal and governance affairs. Generally, the corporate laws of the State of Delaware are more comprehensive, widely used and extensively interpreted than the corporate laws of other states, including Nevada. In addition, Delaware provides a recognized body of corporate law that is consistently interpreted by Delaware courts, which we believe will facilitate corporate governance by our officers and directors.

18. How will the reincorporation be accomplished, and what will the effects be on GlyEco?

We are incorporated in Nevada and, as such, our corporation is currently governed by Nevada law. As a result of the reincorporation, we will be incorporated in Delaware and our corporation will be governed by Delaware law. The reincorporation will be effected by a plan of conversion, which will provide that we will: (1) file with the Secretary of State of the State of Nevada articles of conversion, and (2) file with the Secretary of State of the State of Delaware (i) a certificate of conversion and (ii) a certificate of incorporation. The plan of conversion, the articles of conversion, the certificate of conversion and certificate of incorporation will be substantially in the forms appended to this proxy statement as exhibits to be files with the definitive proxy statement, respectively. Approval of the reincorporation will also constitute approval of the forms of each of the foregoing documents.

In the reincorporation, each outstanding share of our common stock will automatically be converted into one share of common stock of GlyEco, Inc., the Delaware corporation into which we will be deemed converted upon completion of the reincorporation (“GlyEco-Delaware”). Outstanding options to purchase shares of our common stock and other equity awards relating to our common stock likewise will become options to purchase the same number of shares of common stock or equity awards, as applicable, of GlyEco-Delaware, with no change in the exercise price or other terms or provisions of the options or equity awards. Your proportional percentage ownership of GlyEco will remain unchanged and will not be affected in any way by the reincorporation.

Our business, directors, officers, employees, assets and liabilities and the location of our offices will remain unchanged by the reincorporation. Following the reincorporation, our name will continue to be “GlyEco, Inc.” and our shares of common stock will continue to be listed on the OTC Pink market under the symbol “GLYE.”

19. How will the reincorporation affect my rights as a stockholder?

Your rights as a stockholder currently are governed by Nevada law and the provisions of our Articles of Incorporation, as amended, and our bylaws. As a result of the reincorporation, you will become a stockholder of GlyEco-Delaware with rights governed by Delaware law and the provisions of the Certificate of Incorporation and the bylaws of GlyEco-Delaware, which differ in certain respects from your current rights. These important differences are discussed and summarized in this proxy statement under “Proposal 7 – Approval of the Reincorporation of the Company from the State of Nevada to the State of Delaware – Rights of our Stockholders Prior to and After the Reincorporation from Nevada to Delaware.” Forms of GlyEco-Delaware’s Certificate of Incorporation and bylaws are appended to this proxy statement as exhibits.

20. Should I send in my stock certificates?

No. Please do not send us your stock certificates. Following the reincorporation, stock certificates previously representing our common stock may be delivered in effecting sales (through a broker or otherwise) of shares of GlyEco-Delaware common stock. It will not be necessary for you to exchange your existing stock certificates for stock certificates of GlyEco-Delaware, and if you do so, it will be at your own cost.

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21. What are the tax consequences of the reincorporation to me?

The reincorporation is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”). Assuming the reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of our capital stock as a result of consummation of the reincorporation, and no gain or loss will be recognized by us. Generally, you will have the same basis in and holding period with respect to the GlyEco-Delaware common stock received by you pursuant to the reincorporation as you have in the shares of our common stock held by you as of immediately prior to the time the reincorporation is consummated.

22. Are there any rights of appraisal or similar rights of dissenters with respect to any matter to be acted upon at the Annual Meeting?

Under the Nevada Revised Statutes, our shareholders are not entitled to dissenters’ rights with respect to any matter to be acted upon, and the Company will not independently provide shareholders with any such right.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

The members of the Board serve for a period of one year or until his/her successor is elected and qualified. The officers of the Company are appointed by our Board of Directors and hold office until their death, resignation, or removal from office. The following table sets forth certain information with respect to the current directors and executive officers of the Company:

Name	Age	Position	Director/Officer Since
Dwight Mamanteo	48	Chairman of the Board	January 15, 2014
David Ide	43	Director	October 24, 2014
Charles F. Trapp	68	Director	May 22, 2015
Frank Kneller	58	Director	August 17, 2015
Scott Nussbaum	40	Director	December 2, 2016
Scott Krinsky	54	Director	December 2, 2016
Ian Rhodes	45	Chief Executive Officer, Director Nominee	February 12, 2016
Brian Gelman	45	Chief Financial Officer	June 15, 2017
Richard Geib	70	Executive Vice President – Additives and Glycols	December 29, 2016

Dwight Mamanteo — Chairman of the Board. Mr. Mamanteo became a director of the Company on January 15, 2014. On January 21, 2015, the Board of Directors appointed him to serve as Chairman of the Board, effective February 1, 2015. Since November 2004, Mr. Mamanteo has served as a Portfolio Manager at Wynnefield Capital, Inc. Since March 2007, Mr. Mamanteo has served on the Board of Directors of MAM Software Group, Inc. (NASDAQ: MAMS), a provider of innovative software and data solutions for a wide range of businesses, including those in the automotive aftermarket. Mr. Mamanteo serves as the Chairman of the Compensation Committee and as a member of the Audit and Governance Committees. From June 2013 to October 2014, Mr. Mamanteo served on the Board of Directors of ARI Network Services, Inc. (NASDAQ: ARIS), a provider of products and solutions that serve several vertical markets with a focus on the outdoor power, power sports, marine, RV, and appliance segments. Mr. Mamanteo served as the Chairman of the Governance Committee and as a member of the Compensation Committee. From March 2012 to April 2012, Mr. Mamanteo served on the Board of Directors of CDC Software Corp. (NASDAQ: CDCS), a provider of Enterprise CRM and ERP software designed to increase efficiencies and profitability. Mr. Mamanteo served as a member of the Audit Committee. From April 2009 to November 2010, Mr. Mamanteo served on the Board of Directors of EasyLink Services International Corp. (NASDAQ: ESIC), a provider of on demand electronic messaging and transaction services that help companies optimize relationships with their partners, suppliers and customers. Mr. Mamanteo served as a member of the Compensation and Governance & Nominating Committees. From December 2007 to November 2008, Mr. Mamanteo served on the Board of Directors and as the Chairman of PetWatch Animal Hospitals, Inc. (a private company), a provider of primary care and specialized services to companion animals through a network of fully owned veterinary hospitals. Mr. Mamanteo received an M.B.A. from the Columbia University Graduate School of Business and a Bachelor of Engineering in Electrical Engineering from Concordia University (Montreal). Mr. Mamanteo brings to the Board valuable business, operations, finance, and governance experience of public and private companies, in the automotive aftermarket and other industries.

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David Ide — Director. Mr. Ide became a director of the Company on October 24, 2014. On January 21, 2015, the Board of Directors appointed him to serve as interim Chief Executive Officer and President, effective February 1, 2015. Mr. Ide served as interim Chief Executive Officer and President until May 1, 2016. Since August 2010, Mr. Ide has served as an independent director, investor, and advisor to technology and start-up ventures focused on simple to use software automation tools including mobile SaaS, CMS, and custom marketing and payment systems for small to medium businesses, developers, and enterprise customers. Mr. Ide served as non-executive Chairman of Spindle, Inc. from January 2012 to November 2014. Mr. Ide was a founder and the Chairman and Chief Executive Officer of Modavox, Inc. in October 2005 after he managed the transition of SurfNet Media into Modavox, Inc. In July 2009, Mr. Ide developed and executed Modavox, Inc.’s acquisition of Augme Technologies, Inc. creating the first full service mobile agency for Fortune 100 companies. At that time, Mr. Ide was appointed to the Board of Directors of Augme Technologies, Inc. and became the Chief Strategy Officer. He resigned as an officer and director in August 2010 to engage in developing and advising technology companies. Mr. Ide was also an independent director in the early stage of SEFE, Inc. Prior to 2005, Mr. Ide served as President of a successful digital agency in Arizona focused on ecommerce, targeted and demand marketing, CMS, and SaaS marketing platforms for fortune 500 companies. Mr. Ide is a technology entrepreneur and an experienced CEO, chairman, patented inventor, and director. Mr. Ide brings to the Board experience in public company leadership, commercialization of technologies, and expertise in automation and systems.

Charles F. Trapp — Director. Mr. Trapp is the former Executive Vice President and Chief Financial Officer of MAM Software Group, Inc. (NASDAQ: MAMS), a leading provider of business and supply chain management solutions primarily to the automotive parts manufacturers, retailers, tire and service chains, independent installers, and wholesale distributors in the automotive aftermarket, where he served as CFO from November 2007 until his retirement in October 2015. Prior to his employment with MAM Software Group, Inc., Mr. Trapp was the co-founder and President of Somerset Kensington Capital Co., a Bridgewater, New Jersey-based investment firm that provided capital and expertise to help public companies restructure and reorganize from 1997 until November 2007. Earlier in his career, he served as CFO and/or a board member for a number of public companies, including AW Computer Systems, Vertex Electronics Corp., Worldwide Computer Services and Keystone Cement Co. His responsibilities have included accounting and financial controls, federal regulatory filings, investor relations, mergers and acquisitions, loan and labor negotiations, and litigation management. Mr. Trapp is a Certified Public Accountant and received his Bachelor of Science degree in Accounting from St. Peter’s College in Jersey City, New Jersey. Mr. Trapp brings to the Board experience in public company financial leadership within manufacturing and distribution companies, the automotive aftermarket and other industries.

Frank Kneller — Director. Mr. Kneller is currently the Chief Executive Officer of HoSoPo Corporation dba Horizon Solar Power, which was acquired in August 2017 by Northern Pacific Group from Oaktree Capital Management’s GFI Energy Group, and includes oversight of Horizon Solar Power and Solar Spectrum under the Sungevity brand. Previously, Mr. Kneller was the Chief Operating Officer of Verengo Solar, a leading residential solar installation business that was founded in 2008 and grew rapidly to be a top 5 US residential solar business by 2014. Mr. Kneller was recruited to Verengo Solar last October for his successful track record of driving operational excellence at multiple companies and across several different industries. In eight months, Mr. Kneller executed a turnaround project that reduced expenses and increased revenues in the strategic solar market of Southern California. From 2010 to 2014, Mr. Kneller served as the Vice President of Sales & Operations at Sears Holding Company, where he led sales and operations with full profit and loss responsibility of $1.3B, 740+ corporate stores, six franchise stores, multiple call centers, and over 12,000 associates. From 2007 to 2010, he served as the Chief Executive Officer of Aquion Water Treatment Products, a $250M global manufacturer and marketer of water treatment equipment and water quality solutions, where he was selected by the board to lead the revitalization of the company and was responsible for a total reorganization of the business. Mr. Kneller brings to the Board experience in leadership of companies with different sizes and within different industries, including auto service and distributed service to the consumer markets.

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Scott Nussbaum — Director. Mr. Nussbaum is an investor with fifteen years of experience investing in small public companies. Currently a Partner and Director of Operations for a private fund in New York, Mr. Nussbaum has experience developing and launching new lines of business, managing regulatory compliance programs, building & maintaining infrastructure in support of front office activities and performing operational reviews in support of the firm’s investment portfolio. Mr. Nussbaum also serves as a Director and Endowment Manager for the Emerald Bay Association, a California-based non-profit organization. Mr. Nussbaum holds the Chartered Financial Analyst (CFA) designation and graduated with a Bachelor of Arts degree in Political Science from Tufts University. Mr. Nussbaum brings to the Board experience in investment in small public companies and business operations.

Scott Krinsky — Director. Mr. Krinsky is a 35-year automotive aftermarket industry veteran. He joined Advance Auto Parts/CARQUEST in August 2006 as Vice President of National Accounts. Before AAP/CQ, Mr. Krinsky was a National Accounts Manager and Divisional Commercial Sales Manager with AutoZone from 2000–2006. Since 2009, Mr. Krinsky has been a Trustee on the Aftermarket Foundation Board, sitting on the Finance Committee, as well as other committee assignments. He has also been an appointed Trustee on the Dollars for Doers at General Parts. Prior to 2000, Mr. Krinsky has had two other senior automotive management positions with Sears Automotive Group as a District Manager 1997–2000, and with Tire Kingdom Inc. from 1980–1997 where he was promoted to increasing responsibilities up to his last position as Vice President of Retail Stores & Customer Service. Mr. Krinsky brings to the Board experience of market assessment, business development, and relationship management within the automotive aftermarket industry.

Ian Rhodes — Chief Executive Officer.  Mr. Rhodes was appointed Chief Financial Officer on February 12, 2016 and later appointed as Chief Executive Officer on December 5, 2016. Mr. Rhodes previously served as the Chief Financial Officer of Calmare Therapeutics Incorporated, a biotherapeutic company furthering proprietary and patented pain mitigation and wound care technologies, from 2014 to 2016. As Chief Financial Officer, Mr. Rhodes was responsible for all financial and accounting matters, including SEC reporting. From 2012 to 2014, Mr. Rhodes served as an independent consultant and entrepreneur, and his activities included leading an investor/management group in assessing a potential multi-location franchised food concept. From 2009 to 2012, he served as the Vice President, Chief Accounting Officer, and Treasurer of Arch Capital, where he had overall responsibility for SEC and GAAP technical matters. Finally, from 1994 to 2009, Mr. Rhodes was with PricewaterhouseCoopers LLP.

Brian Gelman — Chief Financial Officer.  Mr. Gelman has served as a senior financial officer of a public company and has nearly 20 years of experience in the areas of accounting and finance. Prior to joining the Company, Mr. Gelman held various positions of increasing responsibility, including Interim Chief Financial Officer, Chief Accounting Officer, Corporate Controller and Assistant Controller, with Warren Resources, Inc., a publicly traded independent energy company, from April 2002 to March 2016. From August 1998 to April 2002, Mr. Gelman was employed at EisnerAmper, LLP, an accounting firm. In October 2012, Mr. Gelman filed a petition for personal bankruptcy under Chapter 7 of the federal bankruptcy laws, which was subsequently discharged in February 2013. Mr. Gelman received a Bachelor of Science in Finance from the State University of New York at Old Westbury, located in Old Westbury, New York.

Richard Geib - Executive Vice President- Additives and Glycols. Mr. Geib previously served as the Company’s Chief Technical Officer, developing the Company’s GlyEco Technology™, from November of 2011 to December of 2015. Prior to that, Mr. Geib was employed for over twenty years with the Monsanto Company, a multinational agrochemical and agricultural biotechnology company, serving in various functions including engineering, manufacturing, marketing and sales. Mr. Geib served as Global Recycling Technologies’ Director of Technology and Development from July 2007 until the merger. Since 2002, Mr. Geib has served as the President of WEBA, which develops advanced additive packages for antifreeze and heat transfer fluid and used glycol treatment processes, including re-distillation and recovery technology.  Under Mr. Geib’s direction, WEBA launched its additive sales into Canada and Mexico.  From 1998 through 2002, Mr. Geib served as President of Additives Inc., a former chemical division of Silco Distributing Co., where he developed new products, added many domestic customers, began industry trade show participation, became chairman of ASTM Coolants Committee, and established a laboratory, customer service, production, and sales department.  From 1994 to 1998, Mr. Geib served as the Manager of the Chemical Division of Silco Distributing Company, where he developed and grew his division, developed products, designed a production plant, negotiated contracts for outside production, wrote marketing and technical literature, developed and implemented a sales program, arranged freight, and managed cash flow.  From 1990 to 1994, Mr. Geib served as the President of Chemical Sales Company.  From 1969 through 1989, Mr. Geib held several positions with Monsanto Company, including, Director of Sales, Detergents and Phosphates Division; Director, Process Chemicals, Europe/Africa at Monsanto’s Europe/Africa Headquarters, Brussels, Belgium; Strategic and Financial Planning Director, Process Chemicals Division; Business Manager for Maleic Anhydride, Chlor-Alkali, Phosphate Esters, Fumaric Acid, etc.; Plant Manager Monsanto’s W.G. Krummrich Plant; Operations Superintendent at Monsanto’s W.G. Krummrich Plant; Production Supervisor for the 4-Nitrodiphenylamine Chlorine and Caustic Soda/Potash plants; and Design and Plant Engineer at World Headquarters.

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Family Relationships

There are no relationships between any of the officers or directors of the Company.

Employment/Consulting Agreements

Ian Rhodes — On December 5, 2016, the Company entered into an Employment Agreement with Ian Rhodes (the “Rhodes Employment Agreement”) according to which Mr. Rhodes will serve as the Company’s Chief Executive Officer. Pursuant to the Rhodes Employment Agreement, Mr. Rhodes shall be entitled to receive: (i) an annual base salary of $175,000 (the “Rhodes Initial Base Salary”); (ii) an annual incentive of up to 50% of the Rhodes Initial Base Salary based upon the achievement of certain performance goals; and (iii) a stock grant of 1,000,000 shares of Common Stock, which shares shall fully vest when the price per share of the Common Stock, measured and approved based upon a 30-day trading volume weighted average price (VWAP), is equal to at least $0.20 per share. Mr. Rhodes will also be eligible to participate in the Company’s long term equity inventive plan, and to receive other such benefits as are generally available to officers of the Company. The Rhodes Employment Agreement is for an initial term of one year and will be automatically extended on each anniversary unless earlier terminated.

Richard Geib — On December 28, 2016, the Company appointed Richard Geib as Executive Vice President- Additives and Glycols of the Company. The Company entered into an Employment Agreement with Mr. Geib, establishing his compensation as Executive Vice President-Additives and Glycols of the Company (the “Geib Employment Agreement”). The initial term of the Geib Employment Agreement is three years (the “Geib Initial Term”), with automatic renewals for successive one-year terms, unless terminated by Mr. Geib or by the Company.

Pursuant to the Geib Employment Agreement, Mr. Geib receives: (i) an annual base salary of $150,000 (the “Geib Initial Base Salary”); (ii) an annual incentive of up to 35% of the Geib Initial Base Salary based upon the achievement of certain performance goals; and (iii) a stock grant of 1,000,000 shares of Common Stock, which shares shall fully vest when the price per share of the Common Stock, measured and approved based upon a 30-day trading volume weighted average price (VWAP), is equal to at least $0.20 per share. Mr. Geib is also eligible to participate in the Company’s long term equity inventive plan, and to receive other such benefits as are generally available to officers of the Company.

Brian Gelman — On June 12, 2017, the Company entered into a letter agreement, which was effective as of June 15, 2017, with Brian Gelman (the “Gelman Letter”), establishing his compensation as Chief Financial Officer. Pursuant to the terms of the Gelman Letter, the Company pays Mr. Gelman an annual base salary of $150,000, subject to annual review. Mr. Gelman also received a $10,000 signing bonus payable in one lump sum. Mr. Gelman is eligible for a targeted cash bonus of 35% of his base salary based on performance goals established by the Company. Mr. Gelman is also eligible to participate in the employee benefit plans and programs generally available to officers of the Company.

Mr. Gelman was granted 750,000 shares of Common Stock, which shares shall vest when the market price of the Common Stock trades at or above $0.20 for the previous 30-day volume weighted average price.

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Director Independence

The Board has determined that each of the following qualifies as an “independent director” as defined by Section 10A(m)(3)(ii) of the Exchange Act and Rule 5605(a)(2) of the NASDAQ Marketplace Rules: Dwight Mamanteo, Charles Trapp, Frank Kneller, Scott Krinsky, and Scott Nussbaum.

David Ide does not qualify as an “independent director,” as Mr. Ide previously was as an executive officer of the Company within the past three years. If elected, Ian Rhodes will not be an “independent director” as he currently serves as the CEO.

Stockholder Communication with the Board

We have not implemented a formal policy or procedure by which our stockholders can communicate directly with our Board. Nevertheless, every effort had been made to ensure that the views of the stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. We believe that we are responsive to stockholder communications, and therefore have not considered it necessary to adopt a formal process for stockholder communications with our Board. During the upcoming year, our Board will continue to monitor whether it would be appropriate to adopt such a process.

Board Oversight of Risk Management

The Board has responsibility for general oversight of risks facing the Company. The Board is informed by senior management on areas of risk facing the Company and periodically conducts discussions regarding risk assessment and risk management. The Board believes that evaluating how the executive team manages the various risks confronting the Company is one of its most important areas of oversight. The Board’s Audit Committee reviews and assesses the Company’s processes to manage financial reporting risk and to manage investment, tax, and other financial risks.

Committees of the Board and Meeting Attendance

Our Board has an Audit Committee, a Compensation Committee, and a Governance and Nominating Committee, each of which has the composition and responsibilities described below.

Audit Committee

Our Audit Committee oversees a broad range of issues surrounding our accounting and financial reporting processes and audits of our financial statements, including the following:

●	monitors the integrity of our financial statements, our compliance with legal and regulatory requirements, our independent registered public accounting firm’s qualifications and independence, and the performance of our internal audit function and independent registered public accounting firm;

●	assumes direct responsibility for the appointment, compensation, retention and oversight of the work of any independent registered public accounting firm engaged for the purpose of performing any audit, review or attest services and for dealing directly with any such accounting firm;

●	provides a medium for consideration of matters relating to any audit issues; and

●	prepares the audit committee report that the rules require be included in our filings with the SEC.

The members of our Audit Committee are Charles F. Trapp, Scott Nussbaum and Dwight Mamanteo. Mr. Trapp serves as chairperson of the committee.

The Board has determined that Mr. Trapp meets the criteria of an “audit committee financial expert” (as defined under Item 407(d)(5)(ii) of Regulation S-K). Mr. Trapp is also an “independent director” as defined by Section 10A(m)(3)(B)(ii) of the Exchange Act and Rule 5605(a)(2) of the NASDAQ Marketplace Rules.

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During 2016, the Audit Committee held four meetings.

The Board has adopted a written charter for the Audit Committee, a copy of which can be accessed online at http://www.glyeco.com/corporate_charters.

Compensation Committee

Our Compensation Committee reviews and recommends policy relating to compensation and benefits of our directors and executive officers, including reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer and other senior officers, evaluating the performance of these persons in light of those goals and objectives and setting compensation of these persons based on such evaluations. The Compensation Committee reviews and evaluates, at least annually, the performance of the Compensation Committee and its members, including compliance of the Compensation Committee with its charter.

The members of our Compensation Committee are Scott Nussbaum, David Ide, Charles F. Trapp, and Frank Kneller. Mr. Nussbaum serves as chairperson of the Compensation Committee.

During 2016, the Compensation Committee held two meetings.

The Board has adopted a written charter for the Compensation Committee, a copy of which can be accessed online at http://www.glyeco.com/corporate_charters.

Governance and Nominating Committee

The Governance and Nominating Committee oversees and assists our Board in identifying, reviewing and recommending nominees for election as directors; evaluating our Board and our management; developing, reviewing and recommending corporate governance guidelines and a corporate code of business conduct and ethics; and generally advises our Board on corporate governance and related matters.

The members of our Governance and Nominating Committee are Frank Kneller, David Ide, Scott Krinsky and Scott Nussbaum. Mr. Kneller serves as chairperson of the Governance and Nominating Committee.

During 2016, the Governance and Nominating Committee held three meetings.

The Board has adopted a written charter for the Governance and Nominating, a copy of which can be accessed online at http://www.glyeco.com/corporate_charters.

Board Meetings and Attendance

During the year ended December 31, 2016, the Board held five meetings and took two actions by consent. Each member of the Board attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the Board on which such person served (during the periods that such person served).

Annual Meeting Attendance

The Company does not have a written policy requiring directors to attend the Annual Meeting of Stockholders, but attendance is encouraged. In 2016, a majority of the directors attended our Annual Meeting of Stockholders. We presently anticipate that at least two directors will attend this year’s Annual Meeting of Stockholders.

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Director Nomination

The Governance and Nominating Committee has nominated Dwight Mamanteo, Charles F. Trapp, David Ide, Frank Kneller, Scott Nussbaum Scott Krinsky and Ian Rhodes for election at the Annual Meeting.

The Board seeks to ensure that it is composed of members whose particular experience, qualifications, attributes and skills, when taken together, will allow the Board to satisfy its oversight obligations effectively. In selecting Board candidates, it is the Governance and Nominating Committee’s goal to identify persons who it believes have appropriate expertise and experience to contribute to the oversight of a company of the Company’s nature while also reviewing other appropriate factors.

The Board believes that each of the persons nominated for election at the Annual Meeting have the experience, qualifications, attributes and skills that, when taken as a whole, will enable the Board to satisfy its oversight responsibilities effectively.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common shares and other equity securities, on Forms 3, 4 and 5, respectively. Executive officers, directors and greater than 10% stockholders are required by the SEC regulations to furnish us with copies of all Section 16(a) reports they file.

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee (the “Audit Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Audit Report by reference therein.

Role of the Audit Committee

The Audit Committee’s primary responsibilities fall into three (3) broad categories:

First, the Audit Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company’s management, including discussions with management and the Company’s outside auditors about draft annual financial statements and key accounting and reporting matters;

Second, the Audit Committee is responsible for matters concerning the relationship between the Company and its outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company; and determining whether the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1); and

Third, the Audit Committee reviews financial reporting, policies, procedures, and internal controls of the Company.

The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee’s charter. In overseeing the preparation of the Company’s financial statements, the Audit Committee met with management and the Company’s outside auditors, including meetings with the Company’s outside auditors without management present, to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the statements with both management and the outside auditors. The Audit Committee’s review included discussion with the outside auditors of matters required to be discussed pursuant to Auditing Standards 1301 (Communications with Audit Committees) issued by The Public Company Accounting Oversight Board (“PCAOB”).

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With respect to the Company’s outside auditors, the Audit Committee, among other things, discussed with KMJ Corbin & Company LLP matters relating to its independence, including the disclosures made to the Audit Committee.

Recommendations of the Audit Committee.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Board of Directors approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for filing with the Securities and Exchange Commission.

This Audit Report has been furnished by the Audit Committee of the Board of Directors.

Charles F. Trapp

Dwight Mamanteo

Scott Nussbaum

DIRECTOR COMPENSATION

According to the 2016 Director Compensation Plan, directors were each granted $50,000 in restricted stock priced at the close of the February 1, 2016 trading day, which stock vested on June 13, 2016, upon the Company’s stock price maintaining a $0.12 price per share for a 30-day volume weighted average price. Directors were also paid a retainer of $7,500 per quarter which was paid in restricted stock in lieu of cash. The Chairman of the Board received an additional 30%, the Chairman of the former Executive Committee received an additional 20%, the Audit Committee Chairman received an additional 20%, and the Compensation Committee Chairman and Governance and Nominating Committee Chairman each received an additional 15% of each form of compensation. Executive Committee members received an additional 20%, Audit Committee members received an additional 15%, while Compensation Committee and Governance and Nominating Committee members received an additional 10% of each form of compensation.

On December 2, 2016, the Board approved a new compensation plan (hereafter referred to as “the 2016-2017 Director Compensation Plan”). According to the 2016-2017 Director Compensation Plan, directors received a one-time restricted stock grant of 250,000 shares for continuing directors and 1,000,000 shares for new directors, which shall vest upon the Company’s stock maintaining a $0.20 price per share for a 30-day volume weighted average price. Additionally, directors will receive a base director fee of either $12,500 paid quarterly in immediately vesting restricted stock or $10,000 paid quarterly in immediately vesting restricted stock with an additional 100,000 shares paid upon the Company’s Common Stock maintaining a $0.20 price per share for a 30-day volume weighted average price. Directors who serve on more than two committees during any quarter were entitled to an additional $1,500 in their base director fee for that quarter.

The table below sets forth the compensation paid to our directors during the fiscal year ended December 31, 2016.

Director	Fees Earned or Paid in Cash	All Other Compensation	Stock Awards		Total
Dwight Mamanteo	$—	$—	$139,100	(1)	$139,100
Michael Jaap	$—	$—	$93,120	(2)	$93,120
Richard Q. Opler	$—	$—	$97,000	(3)	$97,000
Charles F. Trapp	$—	$—	$119,700	(4)	$119,700
Frank Kneller	$—	$—	$116,315	(5)	$116,315
Karim Babay	$—	$—	$126,410	(6)	$126,410
Scott Krinsky	$—	$—	$3,300	(7)	$3,300
Scott Nussbaum	$—	$—	$3,795	(8)	$3,795

(1)	Pursuant to the 2016 Director Compensation Plan, Mr. Mamanteo was granted 145,833 shares on March 31, 2016 (valued at $13,125), 1,093,750 shares on June 13, 2016 (valued at $87,500), 131,250 shares on June 30, 2016 (valued at $13,125), 109,375 shares on September 30, 2016 (valued at $13,125), and 89,250 shares on December 2, 2016 (valued at $8,925). Pursuant to the New Director Compensation Plan, Mr. Mamanteo was granted 44,000 shares on December 31, 2016 (valued at $3,300).
(2)	Pursuant to the 2016 Director Compensation Plan, Mr. Jaap was granted 100,000 shares on March 31, 2016 (valued at $9,000), 750,000 shares on June 13, 2016 (valued at $60,000), 90,000 shares on June 30, 2016 (valued at $9,000), 75,000 shares on September 30, 2016 (valued at $9,000), and 61,200 shares on December 2, 2016 (valued at $6,120).
(3)	Pursuant to the 2016 Director Compensation Plan, Mr. Opler was granted 104,166 shares on March 31, 2016 (valued at $9,375), 781,250 shares on June 13, 2016 (valued at $62,500), 93,750 shares on June 30, 2016 (valued at $9,375), 78,125 shares on September 30, 2016 (valued at $9,375), and 63,750 shares on December 2, 2016 (valued at $6,375).
(4)	Pursuant to the 2016 Director Compensation Plan, Mr. Trapp was granted 125,000 shares on March 31, 2016 (valued at $11,250), 937,500 shares on June 13, 2016 (valued at $75,000), 112,500 shares on June 30, 2016 (valued at $11,250), 93,750 shares on September 30, 2016 (valued at $11,250), and 76,500 shares on December 2, 2016 (valued at $7,650). Pursuant to the 2016-2017 Director Compensation Plan, Mr. Trapp was granted 44,000 shares on December 31, 2016 (valued at $3,300).
(5)	Pursuant to the 2016 Director Compensation Plan, Mr. Kneller was granted 120,833 shares on March 31, 2016 (valued at $10,875), 906,250 shares on June 13, 2016 (valued at $72,500), 108,750 shares on June 30, 2016 (valued at $10,875), 90,625 shares on September 30, 2016 (valued at $10,875), and 73,950 shares on December 2, 2016 (valued at $7,395). Pursuant to the New Director Compensation Plan, Mr. Kneller was granted 50,600 shares on December 31, 2016 (valued at $3,795).
(6)	Pursuant to the 2016 Director Compensation Plan, Mr. Babay was granted 141,166 shares on March 31, 2016 (valued at $12,750), 1,000,000 shares on June 13, 2016 (valued at $80,000), 127,500 shares on June 30, 2016 (valued at $12,750), 100,000 shares on September 30, 2016 (valued at $12,750), and 81,600 shares on December 2, 2016 (valued at $8,160).
(7)	Pursuant to the 2016-2017 Director Compensation Plan, Mr. Krinsky was granted 44,000 shares on December 31, 2016 (valued at $3,300).
(8)	Pursuant to the 2016-2017 Director Compensation Plan, Mr. Nussbaum was granted 50,600 shares on December 31, 2016 (valued at $3,795).

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EXECUTIVE COMPENSATION

The following table sets forth all plan and non-plan compensation for the last two completed fiscal years paid to all individuals who served as the Company’s principal executive officer (“PEO”), principal financial officer (“PFO”) or acting in similar capacity during the last completed fiscal year, regardless of compensation level, as required by Item 402(m)(2) of Regulation S-K. We refer to all of these individuals collectively as our “named executive officers.”

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Warrant Awards ($)	Option Awards ($)(5)		Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Ian Rhodes, CEO, President and Interim CFO (PEO) (1)	2016	$13,173	—	—	—		—	—	—	$13,173
Grant Sahag, Former CEO and President (PEO) (1)	2016	$86,041	—	—	—		—	—	—	$86,041
David Ide, Interim CEO and President (PEO) (1)	2016	$66,667	—	—	—		—	—	—	$66,667
	2015	$179,171	—	—	—		—	—		$179,171
John Lorenz, Former CEO and President (PEO) (1)	2015	$1,385	—	—	$11,673	(2)	—	—	—	$13,058
Ian Rhodes, CFO (PFO) (4)	2016	$115,593	—	—	—		—	—	—	$115,593
Maria Tellez, Former Interim CFO (PFO) (4)	2016	$12,154	—	—	—		—	—	—	$12,154
	2015	$18,231	—	—	—		—	—	—	$18,231
Alicia Williams Young, Former CFO (PFO) (4)	2015	$35,215	—	—	$10,625	(3)	—	—	—	$45,840

(1)	Mr. Rhodes was appointed CEO, President and Interim Financial Officer effective December 5, 2016. Mr. Sahag served as CEO and President from May 1, 2016 to December 5, 2016. Prior to then Mr. Ide served as the Interim CEO and President from February 1, 2015 to April 30, 2016. Mr. Lorenz previously served as CEO and President until February 1, 2015.
(2)	The estimated value of options issued to Mr. Lorenz is based on the Black-Scholes method. See disclosure below under “Options/SAR Grants in the Fiscal Year Ended December 31, 2015.”
(3)	The estimated value of the warrants issued to Ms. Williams Young is based on the Black-Scholes method. See disclosure below under “Options/SAR Grants in the Fiscal Years Ended December 31, 2015.”
(4)	Mr. Rhodes was appointed Chief Financial Officer on February 22, 2016. Ms. Tellez served as interim CFO from October 2015 to February 2016. Prior to that, Ms. Williams Young served as CFO until August 2015.
(5)	These amounts represent full grant date fair value of these awards, in accordance with the Financial Accounting Standard Board’s (“FASB”) ASC Topic 718. Assumptions used in the calculation of dollar amounts of these awards are included in the notes of our audited financial statements for the fiscal years ended December 31, 2016 and 2015.

Option/SAR Grants in Fiscal Year Ended December 31, 2016

None.

Option/SAR Grants in Fiscal Year Ended December 31, 2015

In 2015, our named executive officers were granted the following:

Mr. Lorenz was granted on January 31, 2015, 51,652 shares of Common Stock issuable upon the exercise of options at $0.30 per share until January 31, 2025. All options vested immediately upon issuance. The aggregate grant date estimated fair value of these options, determined by the Black-Scholes method, was $11,673. These options were issued pursuant to the Company’s Equity Incentive Program.

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Ms. Williams Young was granted on January 31, 2015, 45,913 shares of Common Stock issuable upon the exercise of options at $0.30 per share until January 31, 2017. All options vested immediately upon issuance. The aggregate grant date estimated fair value of these options, determined by the Black-Scholes method, was $10,625. These options were issued pursuant to the Company’s Equity Incentive Program.

Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth information for the named executive officers regarding the number of shares subject to both exercisable and unexercisable stock options and warrants, as well as the exercise prices and expiration dates thereof, as of December 31, 2016.

Name	Number of Securities underlying Unexercised Options and Warrants (#) Exercisable	Number of Securities underlying Unexercised Options and Warrants (#) Unexercisable	Option/Warrant Exercise Price ($/Sh)	Option/Warrant Expiration Date
Ian Rhodes	31,250	—	$0.08	12/27/2019
Grant Sahag	200,000	—	$0.50	12/31/2017
	350,000	—	$0.50	12/31/2017
	300,000	—	$1.00	12/31/2017
	50,000	—	$0.69	12/31/2017
	5,000	—	$1.00	12/31/2017
David Ide	10,000	—	$0.69	6/30/2024
	50,000	—	$0.30	12/18/2024
John Lorenz	318,356	—	$1.00	12/31/2017
Maria Tellez	53,043	13,261	$0.68	4/15/2017
	11,957	—	$0.30	4/15/2017
	8,333	—	$0.30	4/15/2017
	8,333	—	$0.30	4/15/2017
	10,417	—	$0.24	4/15/2017
	10,417	—	$0.24	4/15/2017
	10,417	—	$0.24	4/15/2017
Alicia Williams Young	15,000	—	$1.00	12/31/2017

Stock Option Plans

Third Amended and Restated 2007 Stock Incentive Plan

Upon the consummation of the merger, Global Recycling’s Third Amended and Restated 2007 Stock Incentive Plan (the “2007 Stock Plan”) was assumed by the Company.

The following is a summary of certain of the more significant provisions of the 2007 Stock Plan. The statements contained in this summary concerning the provisions of the 2007 Stock Plan are merely summaries and do not purport to be complete. They are subject to and qualified in their entirety by the actual terms of the 2007 Stock Plan. A copy of the 2007 Stock Plan has been incorporated by reference as Exhibit 4.4 to our Annual Report on Form 10-K for the year ending December 31, 2011 and is incorporated by reference herein.

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Shares Reserved Under the 2007 Stock Plan

We have reserved 6,742,606 shares of our Common Stock issuable upon exercise of options granted under the 2007 Stock Plan to employees, directors, proposed employees and directors, advisors, independent contractors (and their employees and agents), and other persons who provide valuable services to the Company (collectively, “Eligible Persons”). As of October 4, 2016, we have issued 6,647,606 options to purchase the shares of our Common Stock originally reserved under the 2007 Stock Plan. All previously granted options issued pursuant to the 2007 Stock Plan will be subject to the requirements set forth in the 2007 Stock Plan and are Non-Qualified Stock Options.

The aggregate number of shares that may be granted to any one Eligible Person in any year will not exceed 50.0% of the total number of shares that may be issued under the 2007 Stock Plan. At the discretion of the Plan Administrator (defined below), the number and type of shares of our Common Stock available for award under the 2007 Stock Plan (including the number and type of shares and the exercise price covered by any outstanding award) may be adjusted for any increase or decrease in the number of issued shares of our Common Stock resulting from any stock split, reverse stock split, split-up, combination or exchange of shares, consolidation, spin-off, reorganization, or recapitalization of shares.

Administration

The 2007 Stock Plan was administered by our Board. Our Board may delegate its authority and duties under the 2007 Stock Plan to a committee. Our Board and/or any committee that has been delegated the authority to administer the 2007 Stock Plan is referred to as the “Plan Administrator.” Subject to certain restrictions, the Plan Administrator generally has full discretion and power to (i) determine all matters relating to awards issued under the 2007 Stock Plan, including the persons to be granted awards, the time of grant, the type of awards, the number of shares of our common stock subject to an award, vesting conditions, and any and all other terms, conditions, restrictions, and limitations of an award, (ii) interpret, amend, and rescind any rules and regulations relating to the 2007 Stock Plan, (iii) determine the terms of any award agreement made pursuant to the 2007 Stock Plan, and (iv) make all other determinations that may be necessary or advisable for the administration of the 2007 Stock Plan. All decisions made by the Plan Administrator relating to the 2007 Stock Plan will be final, conclusive, and binding on all persons.

Eligibility

The Plan Administrator may grant any award permitted under the 2007 Stock Plan to any Eligible Person. With respect to awards that are options, directors who are not employees of the Company, proposed non-employee directors, proposed employees, and independent contractors will be eligible to receive only Non-Qualified Stock Options (“NQSOs”). An award may be granted to a proposed employee or director prior to the date he, she, or it performs services for the Company, so long as the award will not vest prior to the date on which the proposed employee or director first performs such services.

Awards under the 2007 Stock Plan

Under the 2007 Stock Plan, Eligible Persons may be granted: (a) stock options (“Options”), which may be designated as NQSOs or Incentive Stock Options (“ISOs”); (b) stock appreciation rights (“SARs”); (c) restricted stock awards (“Restricted Stock”); (d) performance share awards (“Performance Awards”); or (e) other forms of stock-based incentive awards (collectively, the “Awards”). An Eligible Person who has been granted an Option is referred to in this summary as an “Optionee” and an Eligible Person who has been granted any other type of Award is referred to in this summary as a “Participant.”

No Award granted under the 2007 Stock Plan can be inconsistent with the terms and purposes of the 2007 Stock Plan. Additionally, the applicable exercise price for which shares of our common stock may be purchased upon exercise of an Award will not be less than (i) 100.0% of the Fair Market Value (as defined in the 2007 Stock Plan) of shares of our common stock on the date that the Award is granted, or (ii) 110.0% of the Fair Market Value if the Award is granted to an Eligible Person who, directly or indirectly, holds more than 10.0% of the total voting power of the Company.

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The Plan Administrator may grant to Optionees NQSOs or ISOs that are evidenced by stock option agreements. A NQSO is a right to purchase a specific number of shares of our common stock during such time as the Plan Administrator may determine. A NQSO that is exercisable at the time an Optionee ceases providing services to the Company will remain exercisable for such period of time as determined by the Plan Administrator. Generally, Options that are intended to be ISOs will be treated as NQSOs to the extent that the Fair Market Value of the common stock issuable upon exercise of such ISO, plus all other ISOs held by such Optionee that become exercisable for the first time during any calendar year, exceeds $100,000.

An ISO is an Option that meets the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify as an ISO under the Code, the Option generally must (among other things) (x) be granted only to employees, (y) have an exercise price equal to or greater than the Fair Market Value on the date of grant, and (z) terminate if not exercised within 10 years from the date of grant (or five years if granted to an Optionee who, at the time the ISO is granted, directly or indirectly, holds more than 10.0% of the total voting power of the Company). Except in certain limited instances (including termination for cause, death, or disability), if any Optionee ceases to provide services to the Company, the Optionee’s rights to exercise vested ISOs will expire within three months following the date of termination.

An SAR is a right granted to a Participant to receive, upon surrender of the right, payment in an amount equal to (i) the excess of the Fair Market Value of one share of common stock on the date the right is exercised, over (ii) the Fair Market Value of one share of common stock on the date the right is granted.

Restricted Stock is common stock that is issued to a Participant at a price determined by the Plan Administrator. Restricted stock awards may be subject to (i) forfeiture upon termination of employment or service during an applicable restriction period, (ii) restrictions on transferability, (iii) limitations on the right to vote such shares, (iv) limitations on the right to receive dividends with respect to such shares, (v) attainment of certain performance goals, and (vi) such other conditions, limitations, and restrictions as determined by the Plan Administrator.

A Performance Award grants the Participant the right to receive payment upon achievement of certain performance goals established by the Plan Administrator. Such payments will be valued as determined by the Plan Administrator and will be payable to or exercisable by the Participant for cash, shares of our common stock, other awards, or other property determined by the Plan Administrator.

Other Awards may be issued under the 2007 Stock Plan, which include, without limitation, (i) shares of our common stock awarded purely as a bonus and not subject to any restrictions or conditions, (ii) convertible or exchangeable debt or equity securities, (iii) other rights convertible or exchangeable into shares of our common stock, and (iv) awards valued by reference to the value of shares of our common stock or the value of securities or the performance of specified subsidiaries of the Company.

Exercise Price

The price for which shares of our common stock may be purchased upon exercise of a particular Award will be determined by the Plan Administrator at the time of grant. However, the applicable exercise price for which shares of our common stock may be purchased upon exercise of an Award will not be less than (i) 100.0% of the Fair Market Value (as defined in the 2007 Stock Plan) of shares of our common stock on the date that the Award is granted, or (ii) 110.0% of the Fair Market Value if the Award is granted to an Eligible Person who, directly or indirectly, holds more than 10.0% of the total voting power of the Company.

No Deferral Features

No Award granted under the 2007 Stock Plan will contain a deferral feature. Awards cannot be modified or otherwise extended. No Award will contain a provision providing a reduction in the applicable exercise price, an addition of a deferral feature, or any extension of the term of the award.

Payment/Exercise of Award

An Award may be exercised using as the form of payment (a) cash or cash equivalent, (b) stock-for-stock payment, (c) cashless exercises, (d) the granting of replacement awards, (e) any combination of the above, or (f) such other means as the Plan Administrator may approve. No shares of our common stock will be delivered in connection with the exercise of any Award until payment in full of the exercise price is received by the Company.

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Change of Control

The Stock Option provides that if a Change of Control (as defined in the 2007 Stock Plan) occurs, then the surviving, continuing, successor, or purchasing entity (the “Acquiring Company”), will either assume our rights and obligations under outstanding Awards or substitute for outstanding Awards substantially equivalent awards for the Acquiring Company’s capital stock. If the Acquiring Company elects not to assume or substitute for such outstanding Awards in connection with a Change of Control, our Board of Directors may determine that all or any unexercisable and/or unvested portions of outstanding Awards will be immediately vested and exercisable in full upon consummation of the Change of Control. Unless otherwise determined by our Board of Directors, Awards that are neither (i) assumed or substituted for by the Acquiring Company in connection with the Change of Control, nor (ii) exercised upon consummation of the Change of Control, will terminate and cease to be outstanding effective as of the date of the Change of Control. Upon the consummation of the Merger, the Company assumed the obligations of Global Recycling under the Plan.

Amendment

Our Board of Directors may, without action on the part of our stockholders, amend, change, make additions to, or suspend or terminate the 2007 Stock Plan as it may deem necessary or appropriate and in the best interests of the Company; provided, however, that our Board of Directors may not, without the consent of the Participants, take any action that disqualifies any previously granted Option for treatment as an ISO or which adversely affects or impairs the rights of the holder of any outstanding Award. Additionally, our Board of Directors will need to obtain the consent of our stockholders in order to (a) amend the 2007 Stock Plan to increase the aggregate number of shares of our common stock subject to the plan, or (b) amend the 2007 Stock Plan if stockholder approval is required either (i) to comply with Section 422 of the Code with respect to ISOs, or (ii) for purposes of Section 162(m) of the Code.

Term

The 2007 Stock Plan expired on May 30, 2017. No future Awards may be granted under the 2007 Stock Plan, but Awards previously granted will remain outstanding in accordance with their applicable terms and conditions.

2012 Equity Incentive Plan

On February 23, 2012, subject to stockholder approval, the Company’s Board of Directors approved of the Company’s 2012 Equity Incentive Plan (the “2012 Plan”). By written consent in lieu of a meeting, dated March 14, 2012, Company stockholders owning an aggregate of 14,398,402 shares of Common Stock (representing approximately 66.1% of the 22,551,991 outstanding shares of Common Stock) approved and adopted the 2012 Plan. Also by written consent in lieu of a meeting, dated July 27, 2012, stockholders of the Company owning an aggregate of 12,676,202 shares of Common Stock (representing approximately 51.8% of the then 24,451,991 outstanding shares of Common Stock) approved an amendment to the 2012 Plan to increase the number of shares reserved for issuance under the 2012 Plan by 3,000,000 shares.

There are an aggregate of 6,500,000 shares of our Common Stock reserved for issuance upon exercise of awards granted under the 2012 Plan to employees, directors, proposed employees and directors, advisors, independent contractors (and their employees and agents), and other persons who provide valuable services to the Company. As of October 4, 2016, we have issued 5,718,229, options under the 2012 Plan. The following description of the 2012 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2012 Plan. A copy of the 2012 Plan has been filed as Exhibit 4.5 to our Annual Report on Form 10-K for the year ending December 31, 2011 and is incorporated by reference herein.

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Purpose of the 2012 Plan

The purpose of the 2012 Plan is to attract, retain, and motivate employees, directors, advisors, independent contractors (and their employees and agents, or, in the Plan Administrator’s discretion, any of their employees or contractors), and other persons who provide valuable services to the Company by providing them with the opportunity to acquire a proprietary interest in the Company and to link their interest and efforts to the long-term interests of the Company’s stockholders. The Company believes that increased share ownership by such persons will more closely align stockholder and employee interests by encouraging a greater focus on the profitability of the Company. The Company has reserved and authorized the issuance of up to 6,500,000 shares of the Company’s Common Stock pursuant to awards granted under the 2012 Plan, subject to adjustment in the case of any stock dividend, forward or reverse stock split, split-up, combination or exchange of shares, consolidation, spin-off, reorganization, or recapitalization of shares or any like capital adjustment.

The 2012 Plan includes a variety of forms of awards, including (i) stock options intended to qualify as Incentive Stock Options (“Incentive Stock Options”) under the Section 422 of the United States Internal Revenue Code of 1986, as amended (the “Code”), (ii) stock options not intended to qualify as Incentive Stock Options under the Code (“Nonqualified Stock Options”), (iii) stock appreciation rights, (iv) restricted stock awards, (v) performance stock awards and (vi) other stock-based awards to allow the Company to adapt its incentive compensation program to meet the needs of the Company. 5,010,072 stock options have been granted under the 2012 Plan.

Plan Administration

The 2012 Plan will be administered by the Board. The Board may delegate all or any portion of its authority and duties under the 2012 Plan to one or more committees appointed by the Board and consisting of at least one member of the Board, under such conditions and limitations as the Board may from time to time establish. Notwithstanding anything contained in the 2012 Plan to the contrary, only the Board or a committee thereof composed of two or more “Non-Employee Directors” (as that term is defined in Rule 16b-3 of the Exchange Act may make determinations regarding grants of awards to executive officers, directors, and 10% stockholders of the Company (“Affiliates”).

The Board and/or any committee that has been delegated the authority to administer the 2012 Plan, as the case may be, will be referred to as the “Plan Administrator.”

The Plan Administrator has the authority, in its sole and absolute discretion, to grant awards as an alternative to, as a replacement of, or as the form of payment for grants or rights earned or due under the 2012 Plan or other compensation plans or arrangements of the Company or a subsidiary of the Company, including the 2012 Plan of any entity acquired by the Company or a subsidiary of the Company.

Eligibility

Any employee, director, proposed employee or director, independent contractor (or employee or agent thereof), or other agent or person who provides valuable services to the Company will be eligible to receive awards under the 2012 Plan. With respect to awards that are options, directors who are not employees of the Company, proposed non-employee directors, proposed employees, and independent contractors (and their employees and agents, or, in the Plan Administrator’s discretion, any of their employees or contractors) will be eligible to receive only Nonqualified Stock Options.

Change of Control

Unless otherwise provided by the Board, in the event of a Change of Control (as defined in the 2012 Plan), the surviving, continuing, successor, or purchasing entity or parent entity thereof, as the case may be (the “Acquiring Company”), will either assume the Company’s rights and obligations under outstanding awards or substitute for outstanding awards substantially equivalent awards for the Acquiring Company’s capital stock. In the event the Acquiring Company elects not to assume or substitute for such outstanding awards in connection with a Change of Control, the Board may, in its sole and absolute discretion, provide that all or any unexercisable and/or unvested portions of the outstanding awards will be immediately vested and exercisable in full upon consummation of the Change of Control. The vesting and/or exercise of any award that is permissible solely by reason of this section will be conditioned upon the consummation of the Change of Control. Unless otherwise provided by the Board, any awards that are neither (i) assumed or substituted for by the Acquiring Company in connection with the Change of Control, nor (ii) exercised upon consummation of the Change of Control, will terminate and cease to be outstanding effective as of the date of the Change of Control.

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Exercise Price of Options

The price for which shares of Common Stock may be purchased upon exercise of a particular option will be determined by the Plan Administrator at the time of grant; provided, however, that the exercise price of any award granted under the 2012 Plan will not be less than 100% of the Fair Market Value (as defined in the 2012 Plan) of the Common Stock on the date such option is granted (or 110% of the Fair Market Value of the Common Stock if the award is granted to a stockholder who, at the time the option is granted, owns or is deemed to own stock possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or of any parent or subsidiary of the Company).

Term of Options; Modifications

The Plan Administrator will set the term of each stock option, but no Incentive Stock Option will be exercisable more than ten years after the date such option is granted (or five years for an Incentive Stock Option granted to a stockholder who, at the time the option is granted, owns or is deemed to own stock possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or of any parent or subsidiary of the Company).

Payment; No Deferrals.

Awards granted under the 2012 Plan may be settled through exercise by (i) cash payments, (ii) the delivery of Common Stock (valued at Fair Market Value), (iii) the cashless exercise of such award, (iv) the granting of replacement awards, (v) combinations thereof as the Plan Administrator will determine, in its sole and absolute discretion, or (vi) any other method authorized by the 2012 Plan. The Plan Administrator will not permit or require the deferral of any award payment, including, without limitation, the payment or crediting of interest or dividend equivalents and converting such credits to deferred stock unit equivalents. No award granted under the 2012 Plan will contain any deferral feature.

Other Stock-Based Awards

Stock Appreciation Rights.

The Plan Administrator may grant stock appreciation rights, either in tandem with a stock option granted under the 2012 Plan or with respect to a number of shares for which no option has been granted. A stock appreciation right will entitle the holder to receive, with respect to each share of stock as to which the right is exercised, payment in an amount equal to (i) the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised, over (ii) the Fair Market Value of one share of Common Stock on the date the right is granted; provided, however, that in the case of stock appreciation rights granted in tandem with or otherwise related to any award under the 2012 Plan, the grant price per share will be at least the Fair Market Value per share of Common Stock on the date the right was granted. The Plan Administrator may establish a maximum appreciation value payable for stock appreciation rights and such other terms and conditions for such rights as the Plan Administrator may determine, in its sole and absolute discretion.

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Restricted Stock Awards.

The Plan Administrator may grant restricted stock awards consisting of shares of Common Stock or denominated in units of Common Stock in such amounts as determined by the Plan Administrator, in its sole and absolute discretion. Restricted stock awards may be subject to (i) forfeiture of such shares upon termination of employment or Service (as defined below) during the applicable restriction period, (ii) restrictions on transferability, (iii) limitations on the right to vote such shares, (iv) limitations on the right to receive dividends with respect to such shares, (v) attainment of certain performance goals, such as those described in Section 5.8(c) of the 2012 Plan, and (vi) such other conditions, limitations, and restrictions as determined by the Plan Administrator, in its sole and absolute discretion, and as set forth in the instrument evidencing the award. These restrictions may lapse separately or in combinations or may be waived at such times, under such circumstances, in such installments, or otherwise as determined by the Plan Administrator, in its sole and absolute discretion. Certificates representing shares of Common Stock subject to restricted stock awards will bear an appropriate legend and may be held subject to escrow and such other conditions as determined by the Plan Administrator until such time as all applicable restrictions lapse.

Performance Share Awards.

The Plan Administrator may grant performance share awards that give the award recipient the right to receive payment upon achievement of certain performance goals established by the Plan Administrator, in its sole and absolute discretion, as set forth in the instrument evidencing the award. Such payments will be valued as determined by the Plan Administrator and payable to or exercisable by the award recipient for cash, shares of Common Stock (including the value of Common Stock as a part of a cashless exercise), other awards, or other property as determined by the Plan Administrator. Such conditions or restrictions may be based upon continuous Service (as defined below) with the Company or the attainment of performance goals related to the award holder’s performance or the Company’s profits, profit growth, profit-related return ratios, cash flow, stockholder returns, or such other criteria as determined by the Plan Administrator. Such performance goals may be (i) stated in absolute terms, (ii) relative to other companies or specified indices, (iii) to be achieved during a period of time, or (iv) as otherwise determined by the Plan Administrator.

Other Stock-Based Awards.

The Plan Administrator may grant such other awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, as may be deemed by the Plan Administrator to be consistent with the purposes of the 2012 Plan and applicable laws and regulations. Such other awards may include, without limitation, (i) shares of Common Stock awarded purely as a bonus and not subject to any restrictions or conditions, (ii) convertible or exchangeable debt or equity securities, (iii) other rights convertible or exchangeable into shares of Common Stock, and (iv) awards valued by reference to the value of shares of Common Stock or the value of securities or the performance of specified subsidiaries of the Company.

Transferability

Any Incentive Stock Option granted under the 2012 Plan will, during the recipient’s lifetime, be exercisable only by such recipient, and will not be assignable or transferable by such recipient other than by will or the laws of descent and distribution. Except as specifically allowed by the Plan Administrator, any other award granted under the 2012 Plan and any of the rights and privileges conferred thereby will not be assignable or transferable by the recipient other than by will or the laws of descent and distribution and such award will be exercisable during the recipient’s lifetime only by the recipient.

Term of the 2012 Plan

The 2012 Plan will terminate on February 23, 2022, unless sooner terminated by the Board. After the 2012 Plan is terminated, no future awards may be granted under the 2012 Plan, but awards previously granted will remain outstanding in accordance with their applicable terms and conditions and the 2012 Plan’s terms and conditions.

Consideration

The Board or Committee will grant Stock Options under the 2012 Plan in consideration for services rendered. There will be no other consideration received or to be received by the Company or any of its subsidiaries for the granting or extension of Stock Option under the 2012 Plan.

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Golden Parachute Compensation

There exists no agreement or understanding, whether written or unwritten, concerning any type of compensation, whether present, deferred, or contingent, that is based on or otherwise relates to an acquisition, merger, consolidation, sale or other disposition of the assets of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding our Common Stock beneficially owned as of October 2, 2017, for (i) each stockholder known to be the beneficial owner of 5% or more of our outstanding common stock, (ii) each executive officer, director, and director nominee, and (iii) all executive officers, directors, and director nominees as a group. In general, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. Shares of Common Stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of the date of determination are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person. To the best of our knowledge, subject to community and marital property laws, all persons named have sole voting and investment power with respect to such shares, except as otherwise noted.

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned		Percentage of Outstanding Common Stock (2)
Executive Officers, Directors, and Director Nominees

Dwight Mamanteo — Chairman of the Board	8,072,014	(3)	4.93%

David Ide — Director	2,960,128	(4)	1.81%

Charles F. Trapp — Director	7,172,689	(5)	4.37%

Frank Kneller — Director	1,727,148	(6)	1.06%

Scott Nussbaum — Director	6,662,304	(7)	4.07%

Scott Krinsky — Director	291,873	(8)	*

Ian Rhodes — Chief Executive Officer, President	1,132,974	(9)	*

Brian Gelman- Chief Financial Officer	—	(10)	*

Richard Geib- Executive Vice President, Additives and Glycols	7,247,400	(11)	4.39%

Grant Sahag — Former Chief Executive Officer, President	1,597,785	(12)	*

Executive Officers and Directors as a group (10 persons)	36,864,315		22.09%

Wynnefield Capital Management, LLC 450 Seventh Avenue, Suite 509 New York, NY 10123	49,797,748	(13)	30.45%

*	Represents less than 1%

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(1)	Unless otherwise indicated, the business address of each individual named is 230 Gill Way, Rock Hill, SC 29730 and our telephone number is (866) 960-1539.

(2)	Based on 163,532,196 shares of Common Stock of GlyEco, Inc. outstanding as of October 2, 2017.

(3)	Includes (i) 50,000 shares of Common Stock issuable upon the exercise of options at $1.03 per share until January 15, 2024, (ii) 15,000 shares of Common Stock issuable upon the exercise of options at $0.66 per share until September 30, 2024; (iii) 50,000 shares of Common Stock issuable upon the exercise of warrants at $1.50 per share until September 30, 2018; and (iv) 299,587 shares owned by the reporting person’s son, who resides in the same household as Mr. Mamanteo, over which shares Mr. Mamanteo retains full investment power. Mr. Mamanteo also holds the following unvested stock, which is not included in the table above: 162,500 unvested shares of Common Stock, which shares shall vest 100% upon the Common Stock maintaining a $2 per share stock price for a thirty trading day VWAP duration and 350,000 unvested shares of Common Stock which shares vest 100% upon the Common Stock maintaining a $0.20 share stock price for a thirty trading VWAP duration.

(4)	Includes (i) 10,000 shares of Common Stock issuable upon the exercise of options at $0.69 per share until June 30, 2024, and (ii) 50,000 shares of Common Stock issuable upon the exercise of options at $0.30 per share until December 18, 2024. Mr. Ide also holds the following unvested stock, which is not included in the table above: (i) 10,417 unvested shares of Common Stock granted pursuant to the Company’s Fiscal Year 2015 Director Compensation Plan, which shares shall vest 100% upon the Common Stock maintaining a $2 per share stock price for a thirty trading day VWAP duration, and (ii) 350,000 unvested shares of Common Stock which shares vest 100% upon the Common Stock maintaining a $0.20 share stock price for a thirty trading VWAP duration.

(5)	Includes (i) 37,500 shares of Common Stock issuable upon the exercise of options at $0.17 per share until May 22, 2025 and (ii) 468,750 shares of Common Stock issuable upon the exercise of warrants at $0.08 per share until December 27, 2019. Mr. Trapp also holds the following unvested stock, which is not included in the table above: 175,676 unvested shares of Common Stock granted pursuant to the Company’s Fiscal Year 2015 Director Compensation Plan, which shares shall vest 100% upon the Common Stock maintaining a $2 per share stock price for a thirty trading day VWAP duration. And 350,000 unvested shares of Common Stock which shares vest 100% upon the Common Stock maintaining a $0.20 share stock price for a thirty trading VWAP duration.

(6)	Includes 50,000 shares of Common Stock issuable upon the exercise of options at $0.14 per share until August 27, 2025. Mr. Kneller also holds the following unvested stocks, which are not included in the table above: 350,000 unvested shares of Common Stock which shares shall vest 100% upon the Common Stock maintaining a $2.00 per share stock price for a thirty trading day VWAP duration.

(7)	Includes (i) 1,316,520 shares of Common Stock held by a trust of which Mr. Nussbaum’s sister is a beneficiary, and for which Mr. Nussbaum is the trustee; (ii) 1,311,667 shares of Common Stock held by a trust of which the reporting person’s wife is a beneficiary; and (iii) 100,000 shares held by the Emerald Bay Association, for which Mr. Nussbaum is the Endowment Manager and a member of the Board of Directors. Mr. Nussbaum also holds the following unvested stock, which is not included in the table above: 1,100,000 unvested shares of Common Stock which shares vest 100% upon the Common Stock maintaining a $0.20 share stock price for a thirty trading VWAP duration.

(8)	Mr. Krinsky holds the following unvested stock, which is not included in the table above: 1,100,000 unvested shares of Common Stock which shares vest 100% upon the Common Stock maintaining a $0.20 share stock price for a thirty trading VWAP duration.

(9)	Includes (i) 31,250 shares of Common Stock issuable upon the exercise of warrants at $0.08 per share until December 27, 2019 and (ii) 649,110 shares of Common Stock held by the custodian of an IRA for the benefit of Mr. Rhodes. Mr. Rhodes also holds the following unvested stock, which is not included in the table above: 3,200,906 unvested shares of Common Stock granted pursuant to Mr. Rhodes’ Employment Agreement: 1,000,000 unvested shares of Common Stock which shares vest 100% upon the Common Stock maintaining a $0.20 share stock price for a thirty trading day VWAP duration and 2,200,906 unvested shares of Common Stock which shares shall vest upon the Common Stock achieving certain 30 trading day volume weighted average prices, as follows: 20% will vest at $0.30 per share, 30% will vest at $0.40 per share, 30% will vest at $0.50 per share, and 20% will vest at $0.60 per share.

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(10)	Mr. Gelman holds the following unvested stock, which is not included in the table above: 750,000 shares of Common Stock, which shares shall vest when the market price of the Common Stock trades at or above $0.20 for the previous 30-day volume weighted average price

(11)	Includes (i) 40,000 shares of Common stock issuable upon the exercise of warrants at $1.00 per share until June 27, 2021, (ii) 100,000 shares of Common Stock issuable upon the exercise of warrants at $0.50 per share until May 3, 2018, (iii) 1,350,000 shares of Common Stock issuable upon the exercise of warrants at $0.73 per share until December 31, 2017, and (iv) 2,812,500 shares of Common Stock held by Mr. Geib’s wife. Mr. Geib holds the following unvested stock, which is not included in the table above: 1,000,000 shares of Common Stock, not included in the table above, granted pursuant to Mr. Geib’s Employment Agreement, which shares will vest upon the Common Stock maintain a $0.20 per share 30 day trading day VWAP duration.

(12)	Includes (i) 5,000 shares of Common Stock issuable upon the exercise of warrants at $1.00 per share until December 31, 2017, (ii) 520,000 shares of Common Stock issuable upon the exercise of options at $0.50 per share until December 31, 2017, (iii) 300,000 shares of Common Stock issuable upon the exercise of options at $1.00 per share until December 31, 2017, and (v) 50,000 shares of Common Stock issuable upon the exercise of $0.69 per share until December 31, 2017. Mr. Sahag also holds the following unvested stock, which is not included in the table above: 1,100,453 unvested shares of Common Stock granted pursuant to Mr. Sahag’s Employment Agreement, which shares shall vest upon the Common Stock achieving certain 30 trading day volume weighted average prices, as follows: 20% will vest at $0.30 per share, 30% will vest at $0.40 per share, 30% will vest at $0.50 per share, and 20% will vest at $0.60 per share.

(13)	Entities included: Wynnefield Partners Small Cap Value, L.P.I, Wynnefield Partners Small Cap Value, L.P., Wynnefield Small Cap Value Offshore Fund, Ltd., and Wynnefield Capital, Inc. Profit Sharing Plan. Information is based on a Schedule 13D/A filed with the SEC on August 18, 2017. Mr. Mamanteo, Chairman of our Board of Directors, serves as a Portfolio Manager at Wynnefield Capital.

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PROPOSAL NO. 1:

ELECTION OF DIRECTORS

Nominees for Election at the Annual Meeting

The Governance and Nominating Committee of the Board has nominated Dwight Mamanteo, Charles F. Trapp, David Ide, Frank Kneller, Scott Nussbaum, Scott Krinsky and Ian Rhodes for election as directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified.

If you sign your proxy or voting instruction card but do not give instructions with respect to the voting of directors, your shares will be voted for the nominees recommended by our Board. If you wish to give specific instructions with respect to the voting of directors, you may do so by indicating your instructions on your proxy or voting instruction card. The Board expects that the nominees will be available to serve as directors. If any nominee becomes unavailable, however, the proxy holders intend to vote for any nominee designated by the Board, unless the Board chooses to reduce the number of directors serving on the Board. If additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as to assure the election of Dwight Mamanteo, Charles F. Trapp, David Ide, Frank Kneller, Scott Nussbaum, Scott Krinsky and Ian Rhodes.

Vote Required and Board Recommendation

Directors are elected by a “plurality” of the shares voted. Plurality means that the nominee with the largest number of votes is elected, up to the maximum number of directors to be chosen (in this case, seven directors). Stockholders can either vote “for” the nominee or withhold authority to vote for the nominee. However, shares that are withheld will have no effect on the outcome of the election of directors. Broker non-votes also will have no effect on the outcome of the election of the directors.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF DWIGHT MAMANTEO, CHARLES F. TRAPP, DAVID IDE, FRANK KNELLER, SCOTT NUSSBAUM, SCOTT KRINSKY AND IAN RHODES AS DIRECTORS OF THE COMPANY.

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PROPOSAL NO. 2:

RATIFICATION OF KMJ CORBIN & COMPANY LLP

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Committee Appointment — KMJ Corbin & Company, LLP

Our Audit Committee, pursuant to authority granted to it by the Board, has selected KMJ Corbin & Company LLP as the Company’s independent public accountants to examine our annual consolidated financial statements for the fiscal year ending December 31, 2017. The Board is submitting this proposal to the vote of the stockholders in order to ratify the Audit Committee’s selection. If stockholders do not ratify the selection of KMJ Corbin & Company LLP, the Audit Committee will reconsider its selection of our independent public accountants for fiscal year 2017, although the Audit Committee will be under no obligation to change its selection.

Semple, Marchal & Cooper, LLP previously served as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2013, and December 31, 2014, and through September 2, 2015.

Principal Accounting Fees and Services

Set forth below are the fees paid to the Company’s independent registered public accountants for each of the last two fiscal years:

Audit Fees

Set below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the Company’s principal accountant for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Auditor:	2016	2015
KMJ Corbin & Company LLP	$117,135	$25,673
Semple, Marchal & Cooper, LLP	$—	$191,168

Audit-Related Fees

Set forth below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the Company’s principal accountant that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees” above.

Auditor:	2016	2015
KMJ Corbin & Company LLP	$—	$—
Semple, Marchal & Cooper, LLP	$—	$—

Tax Fees

Set forth below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

	2016	2015
KMJ Corbin & Company LLP	$—	$—
Semple, Marchal & Cooper, LLP	$—	$—

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All Other Fees

Set forth below are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported above.

	2016	2015
KMJ Corbin & Company LLP	$—	$—
Semple, Marchal & Cooper, LLP	$—	$22,531

The fees above are related to registration statements.

Pre-Approval Policies and Procedures

Before an independent registered public accounting firm is engaged by the Company to render audit or permissible non-audit services the engagement is approved by the Audit Committee of the Company’s Board of Directors.

Attendance at Annual Meeting

Representatives of KMJ Corbin & Company LLP are not expected to be present at the Annual Meeting. However, it is anticipated that a representative of KMJ Corbin & Company LLP will be available to participate in the Annual Meeting via telephone in the event that he or she wishes to make a statement, or in order to respond to appropriate questions.

Vote Required and Board Recommendation

Approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal. Stockholders who return a signed proxy card but do not indicate how they wish to vote on Proposal 2 will be deemed to have voted “FOR” Proposal 2. Abstentions will have no effect on the outcome of this proposal.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE SELECTION OF KMJ CORBIN & COMPANY LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017.

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PROPOSAL NO. 3:

APPROVAL OF REVERSE/FORWARD SPLIT

PROPOSAL TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT IMMEDIATELY FOLLOWED BY A FORWARD STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK

Introduction

We are asking our stockholders to approve an amendment to the Company’s Articles of Incorporation providing for a reverse stock split of the outstanding common stock (the “ Reverse Split “), which the Board of Directors, in its discretion, would be authorized to implement, with an exchange ratio ranging between 1-for-2 and 1-for-1,000 (each the “ Reverse Exchange Ratio “ and collectively, the “ Reverse Exchange Ratios “), and immediately thereafter providing for a forward stock split of the outstanding common stock (the “Forward Split “), which the Board of Directors, in its discretion, would be authorized to implement, with an exchange ratio ranging between 2-for-1 and 100-for-1 (each the “ Forward Exchange Ratio “ and collectively, the “ Forward Exchange Ratios “). Together the Reverse Split and the Forward Split may be referred to as the “Reverse/Forward Split”. The Reverse Exchange Ratio and the Forward Exchange Ratio, when discussed together may be referred to as the “Exchange Ratios”.

The Board believes that shareholder approval granting us discretion to set the actual Exchange Ratios within the ranges articulated herein, rather than shareholder approval of a specified exchange ratio, provides us with maximum flexibility to react to then-current market conditions and volatility in the market price of our common stock. If the Board elects to effect a Reverse/Forward Split utilizing one of the Reverse Exchange Ratios and one of the Forward Exchange Ratios, the Board will be deemed to have abandoned its authorization related to the other Reverse Exchange Ratios or Forward Exchange Ratios.

The determination as to whether the Reverse/Forward Split will be effected and, if so, pursuant to which Exchange Ratio, will be based upon those market or business factors deemed relevant by the Board at that time, including, but not limited to:

●	existing and expected marketability and liquidity of our common stock;
●	prevailing stock market conditions;
●	business developments affecting us;
●	our actual or forecasted results of operations; and
●	the likely effect on the market price of our common stock.

If the Board elects to implement the Reverse/Forward Split, we intend to issue a press release announcing the terms and effective date of the Reverse/Forward Split before we file the Reverse/Forward Amendment with the Secretary of State of the State of Nevada. We will also file notice with the Financial Industry Regulatory Authority or “FINRA”, pursuant to Rule 10b-17 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

If approved, the Reverse/Forward Split is expected to take place at the discretion of the Board of Directors, but in any event prior to the 2018 Annual Meeting, and without any additional action on the part of the holders of the Common Stock. The proposed amendments to the Company’s Articles of Incorporation necessary to effect the Reverse/Forward Split are attached to this proxy statement as Appendix A. A summary overview of the Reverse/Forward Split follows.

Reverse Forward Stock Split

The Board of Directors has authorized, and recommends for your approval, a reverse stock split in a range of 1-for-2 to 1-for-1,000 followed immediately by a forward stock split in the range of 2-for-1 to 100-for 1 of each share of our common stock. As permitted under Nevada state law, stockholders whose shares of stock are converted into less than 1 share in the reverse split will be converted into the right to receive a cash payment. We believe that the Reverse/Forward Split will result in significantly reduced stockholder record keeping and mailing expenses to the Company, and provide smaller stockholders with a way to cash out their investments at no cost to them.

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Effect on Stockholders:

If approved at the Annual Meeting, the Reverse/Forward Split will have the following effects on the Company’s stockholders, assuming that the Reverse Exchange Ratio is set by our Board at 1-to-1,000 and the Forward Exchange Ratio is set by our Board at 100-to-1:

Stockholder before completion of the Reverse/Forward Split	Net Effect After Completion of the Reverse/Forward Split

Registered stockholders holding 1,000 shares	Will have 100 shares depending on the reverse and forward split ratios set by the Board.

Registered stockholders holding fewer than 1,000 shares	Shares will be converted into the right to receive cash at a price based on the average daily closing price of the five days prior to and including the effective date of the Reverse/Forward Split (see “Determination of Cash-Out Price” at page 40). You will not have to pay any commissions or other fees on this cash-out. Holders of these shares will not have any continuing equity interest in the Company.

Stockholders holding shares in street name through a nominee, such as bank or broker	The Company intends for the Reverse/Forward Split to treat stockholders holding in street name through a nominee (such as a bank or broker) identically as stockholders whose shares are registered in their names. Nominees will be instructed to effect the Reverse/Forward Split for their beneficial holders. However, nominees may have different procedures, and the Company stockholders holding shares in street name should contact their nominees.

Reasons for the Reverse/Forward Split:

The Board recommends that the stockholders approve the Reverse/Forward Split for the following reasons. These, and other reasons, are described in detail under “Background and Purpose of the Reverse/Forward Split” at page 37 and in this “Reasons for the Reverse/Forward Split” section.

The Board authorized the Reverse/Forward Split because we expect that the Reverse/Forward Split will increase the market price of the common stock. In addition to initially creating a higher price per share, we also believe that the Reverse/Forward Split will make our common stock more attractive to a broader range of institutional investors, professional investors and other members of the investing public, many of whom have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. Furthermore, the Company may seek to list on a national exchange during 2018 and will need to meet a certain average bid price as determined by such exchange and have at least 300 round lot shareholders.

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Reducing the number of outstanding shares of our common stock through the Reverse/Forward Split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business (including the market’s perception of and reaction to a proposal for or the implementation of a reverse stock split) may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse/Forward Split, if completed at a net ratio that will reduce the number of shares outstanding, will result in the intended benefits described above, that the market price of our common stock will increase following the Reverse/Forward Split or that the market price of our common stock will not decrease in the future.

In many cases it is expensive for small stockholders (often defined as those with fewer than 1,000 shares) to sell their shares on the open market. The Reverse/Forward Split allows stockholders with small accounts to cash out their positions without transaction costs, such as brokerage fees. However, if these stockholders do not want to cash out their holdings of common stock, they will have the opportunity to purchase additional shares on the open market to increase their account to at least 1,000 shares, or, if applicable, consolidate/transfer their accounts into an account with at least 1,000 shares. These actions would need to be taken far enough in advance so that the consolidation or the purchase is complete and settled by the close of business on the Effective Date of the Reverse/Forward Split. When our Board decides to effect the Reverse/Forward Split, we intend to file a Certificate of Amendment (in the form of Appendix A attached hereto) with the Nevada Secretary of State effecting the Reverse/Forward Split as soon as practicable after we provide timely information on the Reverse/Forward Split in accordance with 10-day advance notice of the Reverse Stock Split to the FINRA pursuant to Rule 10b-17 of the Exchange Act.

Structure of the Reverse/Forward Split

The Reverse/Forward Split includes both a reverse stock split and a forward stock split of shares of the Company’s common stock. If the Reverse/Forward Split is approved and occurs, the Reverse/Forward Split of the Company’s Common Stock will become effective at the discretion of the Board of Directors on any date designated by the Board of Directors (the “Effective Date”) prior to the 2018 Annual Meeting of Stockholders. All stockholders on the Effective Date will receive 1 share of the Company common stock for every 1,000 shares of common stock held in their accounts at that time, assuming that the Board establishes the ratio at the maximum range of the Reverse Split. Transactions involving the purchase or sale of the Company’s common stock not settled by 6:00 p.m. on the Effective Date will be ignored for purposes of the Reverse/Forward Split. Assuming a ratio of 1 for 1,000 for the Reverse Split, if a registered holder has 1,000 or more common shares, any fractional share in such account will NOT be cashed out after the reverse split. Any registered stockholder who holds fewer than 1,000 shares of common stock, at the time of the reverse stock split also referred to as a “Cashed-Out Stockholder”, will receive a cash payment instead of fractional shares. This cash payment will be determined and paid as described below under “Determination of Cash-Out Price” at page 40.

Immediately following the Reverse Split, all stockholders who are not Cashed-Out Stockholders will receive up to 100 shares of common stock for every 1 share of stock they held following the reverse stock split. We intend for the Reverse/Forward Split to treat stockholders holding shares in street name through a nominee (such as a bank or broker) identically as stockholders whose shares are registered in their names and nominees will be instructed to effect the Reverse/Forward Split for their beneficial holders. Accordingly, we also refer to those street name holders who receive a cash payment instead of fractional shares as “Cashed-Out Stockholders.” However, nominees may have different procedures, and the Company’s stockholders holding shares in street name should contact their nominees.

Background and Purpose of the Reverse/Forward Split

As of October 3, 2017, the Company had approximately 983 stockholders. On October 2, 2017, more than 2/3 of our registered holders owned fewer than 1,000 shares of stock.

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The Reverse/Forward Split will provide small stockholders (those who before the Effective Date own fewer than 1,000 shares) with a cost-effective way to cash out their investments because the Company will pay all transaction costs such as brokerage or service fees in connection with the Reverse/Forward Split. In most other cases, small stockholders would likely incur brokerage fees disproportionately high relative to the market value of their shares if they wanted to sell their stock. In addition, some small stockholders might even have difficulty finding a broker willing to handle such small transactions. The Reverse/Forward Split, however, eliminates these problems for most small stockholders.

Moreover, the Company will benefit from substantial cost savings as a result of the Reverse/Forward Split. The costs of administering each registered stockholder’s account are the same regardless of the number of shares held in each account. Therefore, the Company’s costs to maintain these small accounts (which account for more than 2/3 of all stockholders) are disproportionately high when compared to the total number of shares involved. These costs include printing and postage costs to mail the proxy materials and annual report, and similar costs associated with required mailings to stockholders holding shares in street name through a nominee (i.e. a bank or broker). We expect that these costs will only increase over time.

In light of these disproportionate costs, the Board believes that it is in the best interests of the Company and its stockholders as a whole to eliminate the administrative burden and costs associated with smaller stockholders. Although the ultimate Exchange Ratios (including the reverse and subsequent forward split) implemented by the Board will likely leave some small (fewer than 1,000 shares) stockholders, we believe that a meaningful reduction of the administrative burden is in the Company’s best interests. The Board also believes that forward splitting the stock immediately after the reverse in some proportion less than the reverse split will provide additional liquidity by adding shares into the public float. While the reverse split process will assist in eliminating smaller stockholders and the aforementioned administrative costs and burden, the forward split will result in more shares being available and at a price per share that will ideally encourage such new investors into our stock. The Board believes that a simple reverse split, by itself, will result in too few shares being available to new investors and may result in a price per share of common stock that such potential investors will view as being too high relative to technical and fundamental factors. The Board believes that having the flexibility to forward split the stock as well as to effect a reverse split will enable it better to manage or balance these competing priorities. For these reasons, the Board is recommending that the stockholders approve the amendment to the Certificate of Incorporation as a forward split immediately after effecting the reverse split.

Effect of the Reverse/Forward Split on the Company Stockholders

Stockholders with a Record Account of Fewer than 1,000 Shares - (assuming a reverse split of 1-to-1,000):

If we complete the Reverse/Forward Split and you are a Cashed-Out Stockholder (i.e., a stockholder holding fewer than 1,000 shares of the Company common stock immediately prior to the reverse stock split):

●	You will not receive fractional shares of stock as a result of the reverse split in respect of your shares being cashed out.

●	Instead of receiving fractional shares, you will receive a cash payment in respect of your affected shares. See “Determination of Cash-Out Price” at page 40.

●	After the reverse split, you will have no further interest in the Company with respect to your cashed-out shares. These shares will no longer entitle you to the right to vote as a stockholder or share in the Company’s assets, earnings, or profits or in any dividends paid after the reverse split. In other words, you will no longer hold your cashed-out shares, you will just have the right to receive cash for these shares.

●	You will not have to pay any service charges or brokerage commissions in connection with the Reverse/Forward Split.

●	As soon as practicable after the time we effect the Reverse/Forward Split, you will receive a payment for the cashed out shares you held immediately prior to the reverse split in accordance with the procedures described below. In addition, you will not be entitled to receive interest with respect to the period of time between the date of the reverse split and the date you receive your payment for the cashed out shares.

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If you hold Book-Entry Shares:

●	Many of the Company’s registered stockholders hold their shares in book-entry form under the Direct Registration System for securities. These stockholders do not have stock certificates evidencing their ownership of the Company’s common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

●	If you are a Cashed-Out Stockholder who holds registered shares in a book-entry account, you do not need to take any action to receive your cash payment. We will mail a check to you at your registered address as soon as practicable after the date we affect the Reverse/Forward Split. By signing and cashing this check, you will warrant that you owned the shares for which you received a cash payment.

If you hold Certificated Shares:

●	If you are a Cashed-Out Stockholder with a stock certificate representing your cashed-out shares, you will receive a transmittal letter from the Company as soon as practicable after the date we effect the Reverse/Forward Split. The letter of transmittal will contain instructions on how to surrender your certificate(s) to the company’s transfer agent, Olde Monmouth Stock Transfer Co., Inc. for your cash payment. You will not receive your cash payment until you surrender your outstanding certificate(s) to Olde Monmouth Stock Transfer Co., Inc., together with a completed and executed copy of the letter of transmittal. Please do not send your certificates until you receive your letter of transmittal.

All amounts owed to you will be subject to applicable federal income tax and state abandoned property laws.

You will not receive any interest on cash payments owed to you as a result of the Reverse/Forward Split.

NOTE: If you want to continue to hold the Company stock after the Reverse/Forward Split, you may do so by taking either of the following actions far enough in advance so that it is complete and settled by the Effective Date of the Reverse/Forward Split.

1.	purchase a sufficient number of shares of the Company common stock on the open market so that you hold at least 1,000 shares of common stock in your account prior to the Effective Date of the reverse split; or
2.	if applicable, consolidate existing accounts so that you hold at least 1,000 shares of the Company common stock in one account prior to the Effective Date of the reverse split.

Registered Stockholders with 1,000 or More Shares of Common Stock - (assuming a reverse split of 1-to-1,000):

If you are a stockholder with 1,000 or more shares of common stock as of the Effective Date of the Reverse/Forward Split, we will first convert your shares into 1 share (1 share for each 1,000 shares owned). One minute after the reverse split, at 6:01 p.m., we will reconvert your shares in the forward stock split into 100 times the number of shares you held after the reverse split. For example, if you were an owner of 10,000 shares of common stock immediately prior to the reverse split, your shares could be converted to 100 shares in the reverse split (assuming an exchange ratio of 1 to 1,000) and then to 1,000 shares in the forward split (assuming an exchange ratio of 100 to 1). In the instance where fractional shares result from the Reverse/Forward Split, the Company will round up the fractional shares to the nearest whole share.

Street Name Holders of the Company Common Stock:

The Company intends for the Reverse/Forward Split to treat stockholders holding the Company common stock in street name through a nominee (such as a bank or broker) identically as stockholders whose shares are registered in their names. Nominees will be instructed to effect the Reverse/Forward Split for their beneficial holders. However, nominees may have different procedures and stockholders holding the Company’s common stock in street name should contact their nominees.

Current and Former Company Employees and Directors and Effect on the Company’s Stock Plans:

If you are an employee or director of the Company (or a former employee or director), you may own Company restricted stock and/or hold restricted stock units, options to purchase the Company stock or other awards through the any other GlyEco incentive plans currently in place.

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If you hold fewer than 1,000 restricted shares of the Company stock granted pursuant to the 2007 or 2012 stock plans or the two plans under submission in this proxy, those shares would be converted into the right to receive cash under the Reverse/Forward Split. If you hold performance units, options to purchase the Company stock, or other awards granted to you under either of the 2007 or 2012 plans or the two plans under submission in this proxy, the Reverse/Forward Split impact your award(s) proportionately to the Reverse/Forward Split as provided for in those plan(s).

The Reverse/Forward Split, if approved by our Stockholders, will proportionately affect the number of shares available under the incentive plans based on the Reverse Exchange Ratio and the Forward Exchange Ratio ultimately effected by our Board. Our incentive plans provides that if the Company effects a subdivision or consolidation of shares or other capital readjustment, including the payment of a stock dividend or other increase or reduction of the number of shares of the Common Stock outstanding, then (i) the number, class, and per share price of shares of Common Stock subject to outstanding Options and other Awards (as those terms are defined in the incentive plans) and (ii) the number and class of shares then reserved for issuance under the incentive plans and the maximum number of shares for which Awards may be granted to a Participant during a specified time period shall be appropriately and proportionately adjusted. Our Compensation Committee is authorized under incentive plans to effect all adjustments in proportion to the Reverse/Forward Split.

Determination of Cash-Out Price

In order to avoid the expense and inconvenience of issuing fractional shares to stockholders who hold less than 1 share after the reverse split, under Nevada state law the Company will pay cash for their fair value. If stockholders approve this proposal at the Annual Meeting and the Reverse/Forward Split is completed, the Board of Directors has indicated that the Company will pay cash for the fractional shares. The price paid to stockholders with less than 1 share will be determined based on the average daily closing price per share of the common stock on the OTC Pink Sheets Market for the five trading days immediately before and including the effective date of the Reverse/Forward Split, without interest (the “Cash-Out Price”). The Company has no plans to aggregate and sell for the benefit of fractional shareholders the fractional shares as authorized under Nevada law. Should the price of our common stock increase materially between the date of this proxy and the Effective Date of the Reverse/Forward Split, the Company may elect to Cash Out some or all of the fractional shareholders by aggregating and selling fractional shares as authorized under Nevada law. In such an instance, we will file an 8-K to advise shareholders of our change in plans.

Promptly after the date on which we effect the Reverse/Forward Split, the Company intends to deposit with its transfer agent sufficient proceeds for the benefit of the Cashed-Out Stockholders. All Cashed-Out Stockholders will receive cash equal to the Cash-Out Price of the shares they held immediately prior to the reverse split in accounts with fewer than 1,000 shares of common stock, without interest. The Company will pay all of the commissions and other out-of-pocket transaction costs in connection with the sale. Until the proceeds due the Cashed-Out Stockholders have been distributed, the transfer agent will hold the funds in trust for the Cashed-Out Stockholders. As soon as practicable after the Reverse/Forward Split, the transfer agent will pay the cash to the Cashed-Out Stockholders as described above in “Effect of the Reverse/Forward Split on the Company Stockholders.”

All Cashed-Out Stockholders will receive the same Cash-Out Price.

Effect of the Reverse/Forward Split on the Company

The Reverse/Forward Split will not affect the public registration of the Company’s common stock with the SEC under the Securities Exchange Act of 1934, as amended. The Company does not intend this transaction to be the first step of a going-private transaction. On the contrary, our goal is to ultimately expand our shareholder base by making our common stock more attractive and ultimately to list on a national exchange by the end of 2018. By reducing the number of shareholders while ideally increasing the price of our common stock, we believe that the Reverse/Forward Split will encourage a broader range of institutional investors, professional investors and other members of the investing public, to take a position in our common stock. We may time this action in order to be proximate to an uplisting to a national exchange.

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The number of shares of authorized common stock will not change as a result of the Reverse/Forward Split. As of October 2, 2017, there are 163,532,196 shares of the Company’s common stock issued and outstanding. Following the Reverse/Forward Split, assuming a Reverse Split of 1:1,000 and a Forward Split of 100:1, the total number of issued and outstanding shares of common stock will be reduced to approximately 16,353,219 in addition to the aggregate number of fractional shares of the Cashed-Out Stockholders that the Company purchases from the Cashed-Out Stockholders. The par value of the Company’s common stock will remain at $.0001 per share after the Reverse/Forward Split.

The total number of shares that will be re-purchased by the Company is unknown. Also, we do not know what the Cash-Out Price will be or, if applicable, what the net proceeds of the sale of the aggregate fractional shares by the transfer agent will be. The actual amounts will depend on the number of Cashed-Out Stockholders on the date we affect the Reverse/Forward Split and the Cash-Out Price of the shares, each of which will vary from the number of such stockholders and price for the five trading days immediately preceding.

Effect on Par Value

The proposed Forward Amendment will not affect the par value of our common stock, which will remain at $0.0001.

Effect on Options and Warrants

All outstanding options and warrants issued by the Company will be subject to the Reverse/Forward Split.

Certain Federal Income Tax Consequences

We have summarized below the material federal income tax consequences to the Company and stockholders resulting from the Reverse/Forward Split. This summary is based on existing U.S. federal income tax law, which may change, possibly retroactively. This summary does not discuss all aspects of federal income taxation which may be important to you in light of your individual circumstances. Many stockholders (such as financial institutions, insurance companies, broker-dealers, tax-exempt organizations, and foreign persons) may be subject to special tax rules. Other stockholders may also be subject to special tax rules, including but not limited to: stockholders who received the Company stock as compensation for services or pursuant to the exercise of an employee stock option, or stockholders who have held, or will hold, stock as part of a straddle, hedging, or conversion transaction for federal income tax purposes. In addition, this summary does not discuss any state, local, foreign, or other tax considerations. This summary assumes that you are a U.S. citizen and have held, and will hold, your shares as capital assets for investment purposes under the Internal Revenue Code of 1986, as amended (the “Code”). You should consult your tax advisor as to the particular federal, state, local, foreign, and other tax consequences, in light of your specific circumstances.

We believe that the Reverse/Forward Split will be treated as a tax-free “recapitalization” for federal income tax purposes. This will result in no material federal income tax consequences to the Company.

The federal income tax consequences to stockholders will depend in part on whether the Board purchases these fractional shares directly or chooses to arrange for the sale of the Cashed-Out Stockholders’ fractional shares on the open market, which as indicated above, the Board has no current plans to do. See “Determination of Cash-Out Price” above. The tax consequences of the various alternative outcomes following the Reverse/Forward Split are discussed below.

Federal Income Tax Consequences to Stockholders Who Are Not Cashed Out by the Reverse/Forward Split:

If you (1) continue to hold Company common stock immediately after the Reverse/Forward Split, and (2) you receive no cash as a result of the Reverse/Forward Split, you will not recognize any gain or loss in the Reverse/Forward Split and you will have the same adjusted tax basis and holding period in your Company common stock, as the case may be, as you had in such stock immediately prior to the Reverse/Forward Split.

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Federal Income Tax Consequences to Cashed-Out Stockholders:

If you receive cash as a result of the Reverse/Forward Split, your tax consequences will depend on whether, in addition to receiving cash, you or a person or entity related to you continues to hold Company common stock immediately after the Reverse/Forward Split, as explained below.

Stockholders Who Exchange All of Their Company Common Stock for Cash as a Result of the Reverse/Forward Split.

If you (1) receive cash in exchange for a fractional share as a result of the Reverse/Forward Split, (2) you do not continue to hold any Company stock immediately after the Reverse/Forward Split, and (3) you are not related to any person or entity that holds Company common stock immediately after the Reverse/Forward Split, you will recognize capital gain or loss. The amount of capital gain or loss you recognize will equal the difference between the cash you receive for your cashed-out stock and your aggregate adjusted tax basis in such stock.

If you are related to a person or entity who continues to hold Company common stock immediately after the Reverse/Forward Split, you will recognize gain in the same manner as set forth in the previous paragraph, provided that your receipt of cash either (1) is “not essentially equivalent to a dividend,” or (2) is a “substantially disproportionate redemption of stock,” as described below.

●	“Not Essentially Equivalent to a Dividend.” You will satisfy the “not essentially equivalent to a dividend” test if the reduction in your proportionate interest in the Company resulting from the Reverse/Forward Split is considered a “meaningful reduction” given your particular facts and circumstances. The Internal Revenue Service has ruled that a small reduction by a minority stockholder whose relative stock interest is minimal and who exercises no control over the affairs of the corporation will satisfy this test.

●	“Substantially Disproportionate Redemption of Stock.” The receipt of cash in the Reverse/Forward Split will be a “substantially disproportionate redemption of stock” for you if the percentage of the outstanding shares of Company common stock owned by you immediately after the Reverse/Forward Split is less than 80% of the percentage of shares of Company common stock owned by you immediately before the Reverse/Forward Split and you own less than 50% of the outstanding shares of Company common stock after the Reverse/Forward Split.

In applying these tests, you will be treated as owning shares actually or constructively owned by certain individuals and entities related to you. If the redemption of shares of Company common stock is not treated as capital gain under any of the tests, then the entire amount of the payment you receive for your shares will be treated first as ordinary dividend income to the extent of your ratable share of Company’s undistributed earnings and profits, then as a tax-free return of capital to the extent of your aggregate adjusted tax basis in your shares, and any remaining gain will be treated as capital gain. See “Maximum Tax Rates Applicable to Capital Gain” below.

Stockholders Who Both Receive Cash and Continue to Hold Company Common Stock Immediately After the Reverse/Forward Split.

If you receive cash as a result of the Reverse/Forward Split and continue to hold Company common stock immediately after the Reverse/Forward Split, you generally will be subject to the same rules for determining tax treatment as described in sub-paragraph a. above, the same as if you constructively continue to hold shares of Company common stock. If you meet either the “not essentially equivalent to a dividend” test or the “substantially disproportionate redemption of stock “test, then you will recognize gain, but not loss, in an amount equal to the lesser of (1) the excess of the sum of aggregate fair market value of your shares of Company common stock plus the cash received over your adjusted tax basis in the shares, or (2) the amount of cash received in the Reverse/Forward Split. In determining whether you meet either test, you must take into account as shares you own both shares of Company common stock that you actually own and constructively own (i.e., shares owned by certain individuals or entities related to you) before and after the Reverse/Forward Split. Your aggregate adjusted tax basis in your shares of Company common stock held immediately after the Reverse/Forward Split will be equal to your aggregate adjusted tax basis in your shares of Company common stock held immediately prior to the Reverse/Forward Split, increased by any gain recognized in the Reverse/Forward Split, and decreased by the amount of cash received in the Reverse/Forward Split.

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Any gain or loss recognized in the Reverse/Forward Split will be treated, for federal income tax purposes, as long-term capital gain or loss (assuming that your receipt of cash either (1) is “not essentially equivalent to a dividend” with respect to you, or (2) is a “substantially disproportionate redemption of stock” with respect to you) provided that you have held your shares for more than one (1) year. If you acquired shares redeemed in the Reverse/Forward Split at different times, you will be required to compute such gain or loss and determine whether such gain or loss is long-term or not, separately with respect to each such acquisition of shares. In applying these tests, you may be able to take into account sales of shares of Company common stock that occur substantially contemporaneously with the Reverse/Forward Split. If your gain is not treated as capital gain under any of these tests, the gain will be treated as ordinary dividend income to you to the extent of your ratable share of Company’s undistributed earnings and profits, then as a tax-free return of capital to the extent of your aggregate adjusted tax basis in your shares, and any remaining gain will be treated as a capital gain. Currently, long-term capital gain and dividend income are both subject to a maximum income tax rate of 20% for federal income tax purposes.

YOU SHOULD CONSULT YOUR TAX ADVISOR AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN, AND OTHER TAX CONSEQUENCES OF THE REVERSE/FORWARD SPLIT, IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

Appraisal Rights

Dissenting stockholders do not have appraisal rights under Nevada state law or under Company’s Articles of Incorporation or By-laws in connection with the Reverse/Forward Split.

Reservation of Rights

We reserve the right to abandon the Reverse/Forward Split without further action by our stockholders at any time before the filing of the amendments to the Certificate of Incorporation with the Nevada Secretary of State, even if the Reverse/Forward Split has been authorized by our stockholders at the Annual Meeting, and by voting in favor of the Reverse/Forward Split you are expressly also authorizing us to determine not to proceed with the Reverse/Forward Split if we should so decide.

Vote Required and Board Recommendation

Approval of this proposal requires the affirmative vote of a majority of the shares outstanding entitled to vote, in person or by proxy, and voting on the matter. Accordingly, the affirmative vote of a majority of the shares outstanding entitled to vote, in person or by proxy, and voting on the matter, is required to approve the amendment of the Company’s Articles of Incorporation to effect a reverse forward split of its outstanding Common Stock. Stockholders who return a signed proxy card but do not indicate how they wish to vote on Proposal 3, as well as abstentions and broker non-votes, will operate to prevent the approval of Proposal 3 to the same extent as a vote against such proposal.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE AMENDMENT OF THE COMPANY’S ARTICLES OF INCORPORATION TO EFFECT A REVERSE/FORWARD SPLIT OF ITS OUTSTANDING COMMON STOCK.

PROPOSAL NO. 4:

APPROVAL OF THE ESTABLISHMENT OF THE GLYECO, INC. 2017 INCENTIVE COMPENSATION PLAN

Establishment of the 2017 Incentive Compensation Plan

The Board has approved and recommends to the stockholders a proposal to adopt the 2017 Incentive Compensation Plan (the “2017 ICP”). The Board believes that encouraging our employees, directors and consultants to own shares of our Common Stock fosters broad alignment between the interests of employees, directors and consultants and the interests of our stockholders. The Board also believes that the 2017 ICP will help us to attract, motivate and retain talented and qualified employees and consultants.

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Reasons for Adoption of the 2017 ICP

On December 27, 2016, the Company acquired WEBA Technology Corp. (“WEBA”) and a majority interest in Recovery Solutions & Technologies, Inc. (“RS&T”). The Board is now seeking stockholder approval of the 2017 ICP in order to enable the Company to provide equity compensation to certain eligible consultants, employees and service providers of the Company, and primarily certain eligible consultants, employees and service providers of WEBA and RS&T. Specifically, the purpose of the 2017 ICP is to enable the Company to provide a means to issue shares of Common Stock or stock options which may be exercised for shares of Common Stock to certain eligible consultants, employees and service providers of the Company as a substitute for, or as an additional incentive to, paying cash compensation to consultants and non-payroll employees; or as retirement and pension benefits; or as a portion of severance packages in certain scenarios. The 2017 ICP will allow the Company to continue to attract able directors, employees, and consultants and to provide a means whereby those individuals upon whom the responsibilities rest for successful administration and management of the Company, and whose present and potential contributions are of importance, can acquire and maintain Common Stock ownership, thereby strengthening their concern for the Company’s welfare. We envision the 2017 ICP working in tandem with 2012 Plan to provide additional means to compensate our employees.

Reasons for Stockholder Approval

The Board seeks stockholder approval of the 2017 ICP in order to qualify for certain tax treatment under Section 162(m) of the Code. In addition, we regard stockholder approval of the 2017 ICP as desirable and consistent with corporate governance best practices.

If the Company’s stockholders approve the 2017 ICP at the Annual Meeting or any adjournment thereof, it will become effective at the time of stockholder approval and the Company intends to file a registration statement under the Securities Act of 1933, as amended, in order to register the sale of the shares of Common Stock that will be authorized under the 2017 ICP. The Board believes that the failure to ratify and approve the 2017 ICP will limit the Company’s ability to offer benefits to its employees, which would adversely affect the Company’s future hiring and operating plans.

Description of the 2017 ICP

Below is a summary of the terms of the 2017 ICP that is qualified in its entirety by reference to the full text of the 2017 ICP which is attached to this proxy statement as Appendix B. Capitalized terms used herein are defined in the 2017 ICP unless otherwise indicated.

Administration

The 2017 ICP will be administered by the Company’s Board of Directors or the Compensation Committee thereof (collectively the “Board”). The Board will have full authority, subject to the terms of the 2017 ICP, to establish rules and regulations for the proper administration of the 2017 ICP, to select the employees, directors and consultants to whom awards are granted, and to set the dates of grants, the types of awards that shall be made and the other terms of the awards. When granting awards, the Board will consider such factors as an individual’s duties and present and potential contributions to the Company’s success and such other factors as the Board in its discretion shall deem relevant. The Board may also correct any defect or supply any omission or reconcile any inconsistency in the 2017 ICP or in any agreement relating to an award in the manner and to the extent it shall deem expedient to carry it into effect.

Number of Shares of Common Stock Subject to the 2017 ICP and Award Limits

The aggregate maximum number of shares of Common Stock (including shares underlying options) that may be issued under the 2017 ICP will be limited to 10,000,000 shares of Common Stock pursuant to awards of Restricted Shares or Options. The number of shares of Common Stock that are the subject of awards under the 2017 ICP which are forfeited or terminated, are settled in cash in lieu of shares of Common Stock or in a manner such that all or some of the shares covered by an award are not issued to a participant or are exchanged for awards that do not involve shares will again immediately become available to be issued pursuant to awards granted under the 2017 ICP. If shares of Common Stock are withheld from payment of an award to satisfy tax obligations with respect to the award, those shares of Common Stock will be treated as shares that have been issued under the 2017 ICP and will not again be available for issuance under the 2017 ICP.

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The maximum aggregate number of shares of Common Stock that may be granted to any individual participant in a single year is no more than 150,000 shares of Common Stock.

The limitations described above may be adjusted upon a subdivision or consolidation of shares of Common Stock or other capital readjustment, the payment of a stock dividend on Common Stock, or other increase or reduction in the number of shares of Common Stock outstanding without receipt of consideration by the Company.

Eligibility

All employees, directors and consultants of the Company are eligible to participate in the 2017 ICP. The selection of those eligible employees, directors and consultants who will receive Restricted Shares is within the discretion of the Board. We currently have a total of approximately 55 officers, directors, consultants, employees and advisors that would be eligible to participate in the 2017 ICP.

Term of 2017 ICP

The 2017 ICP becomes effective as of the date that the Company’s stockholders approve the 2017 ICP. No further awards may be granted under the 2017 ICP after ten (10) years from the date that the 2017 ICP is approved by stockholders, and the 2017 ICP will terminate thereafter once all awards have been satisfied, exercised or expire. The Board in its discretion may terminate the 2017 ICP at any time with respect to any shares of Common Stock for which awards have not theretofore been granted.

Restricted Shares

Transfer Restrictions and Forfeiture Obligations.

Pursuant to a Restricted Share award, shares of Common Stock will be issued or delivered to the employee, director or consultant at the time the award is made without any payment to us (other than for any payment amount determined by the Board in its discretion), but such shares of Common Stock will be subject to certain restrictions on the disposition thereof and certain obligations to forfeit and surrender such shares to us as may be determined in the discretion of the Board. The Board may provide that the restrictions on disposition and the obligations to forfeit the shares of Common Stock will lapse based on (i) the attainment of one or more performance measures established by the Board, (ii) the continued employment or service with the Company for a specified period or (iii) the occurrence of any event or the satisfaction of any other condition specified by the Board in its sole discretion. Upon the issuance of shares of Common Stock pursuant to a Restricted Share award, except for the foregoing restrictions and unless otherwise provided, the recipient of the award will have all the rights of a stockholder with respect to such shares, including the right to vote such shares and to receive all dividends paid with respect to such shares, which dividends will accrue and be paid when the forfeiture restrictions applicable to the Restricted Share award have lapsed. At the time of such award, the Board may, in its sole discretion, prescribe additional terms, conditions, or restrictions relating to Restricted Share awards, including rules pertaining to the effect of the termination of employment or service as a director or consultant of a recipient of Restricted Shares (by reason of retirement, disability, death or otherwise) prior to the lapse of any applicable restrictions.

Other Terms and Conditions.

The Board may establish other terms and conditions for the issuance of Restricted Shares under the 2017 ICP.

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Options

Term of Option.

The term of each option will be as specified by the Board at the date of grant but shall not be exercisable more than ten (10) years after the date of grant.

Option Price.

The option price will be determined by the Board and may not be less than the fair market value of a share of Common Stock on the date that the Option is granted.

Repricing Restrictions.

Except for adjustments for certain changes in the Common Stock, the Board may not, without the approval of our stockholders, amend any outstanding option agreement that evidences an Option grant to lower the Option price (or cancel and replace any outstanding option agreement with an option agreement having a lower Option price).

Size of Grant.

Subject to the limitations described above under the section “Number of Shares of Common Stock Subject to the 2017 ICP and Award Limits,” the number of shares of Common Stock for which an Option is granted to an employee, director or consultant will be determined by the Board.

Payment.

The Option price upon exercise may be paid by an optionee in any combination of the following: (a) cash, certified check, bank draft or postal or express money order for an amount equal to the Option price under the Option, (b) an election to make a cashless exercise through a registered broker-dealer (if approved in advance by the Board or one of our executive officers) or (c) any other form of payment which is acceptable to the Board.

Option Agreement.

All Options will be evidenced by a written agreement containing provisions consistent with the 2017 ICP and such other provisions as the Board deems appropriate. The terms and conditions of the respective option agreements need not be identical. The Board may, with the consent of the participant, amend any outstanding option agreement in any manner not inconsistent with the provisions of the 2017 ICP, including amendments that accelerate the exercisability of the Option.

Corporate Change and Other Adjustments

Upon the occurrence of a Change of Control, all restrictions and conditions applicable to the Restricted Shares held by participants shall immediately lapse. “Change in Control” shall mean a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or the sale, transfer or other disposition of all or substantially all of the Company’s assets to a non-affiliate of the Company.

The maximum number of shares of Common Stock that may be issued under the 2017 ICP and the maximum number of shares of Common Stock that may be issued to any one individual and the other individual award limitations, as well as the number and price of shares of Common Stock or other consideration subject to an award under the 2017 ICP, will be appropriately adjusted by the Board in the event of changes in the outstanding Common Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, split-ups, split-offs, spin-offs, exchanges or other relevant changes in capitalization or distributions to the holders of Common Stock occurring after an award is granted.

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Amendments

The Board may from time to time amend the 2017 ICP; however, any change that would impair the rights of a participant with respect to an award theretofore granted will require the participant’s consent. Further, without the prior approval of our stockholders, the Board may not amend the 2017 ICP to change the class of eligible individuals or increase the number of shares of Common Stock that may be issued under the 2017 ICP.

Federal Income Tax Aspects of the 2017 ICP

The following discussion summarizes certain material U.S. federal income tax consequences to the Company and U.S. holders with respect to the acquisition, ownership, exercise or disposition of awards which may be granted under the 2017 ICP. The discussion is based upon the provisions of the Internal Revenue Code of 1986, as amended (“Code”) and the regulations and rulings promulgated thereunder, all of which are subject to change (possibly with retroactive effect) or different interpretations. This summary reflects generally contemplated consequences and does not purport to deal with all aspects of U.S. federal income taxation that may be relevant to an individual award holder’s situation, nor any tax consequences arising under the laws of any state, local or foreign jurisdiction.

Restricted Shares.

The recipient of a Restricted Share award will not realize taxable income at the time of grant, and we will not be entitled to a deduction at that time, assuming that the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. When the risk of forfeiture with respect to the shares of Common Stock subject to the award lapses, the holder will realize ordinary income in an amount equal to the fair market value of the shares of Common Stock at such time, and, subject to Section 162(m) of the Code, we will be entitled to a corresponding deduction. All dividends and distributions (or the cash equivalent thereof) with respect to a Restricted Share award paid to the holder before the risk of forfeiture lapses will also be compensation income to the holder when paid and, subject to Section 162(m) of the Code, deductible as such by the Company. Notwithstanding the foregoing, the holder of a Restricted Share award may elect under Section 83(b) of the Code to be taxed at the time of grant of the Restricted Share award based on the fair market value of the shares of Common Stock on the date of the award, in which case (a) subject to Section 162(m), we will be entitled to a deduction at the same time and in the same amount, (b) dividends paid to the recipient during the period the forfeiture restrictions apply will be taxable as dividends and will not be deductible by the Company, and (c) there will be no further federal income tax consequences when the risk of forfeiture lapses. Such election must be made not later than thirty (30) days after the grant of the Restricted Share award and is irrevocable.

Options.

As a general rule, no federal income tax is imposed on the optionee upon the grant of an Option, and we are not entitled to a tax deduction by reason of such grant. Generally, upon the exercise of an Option, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the excess of the fair market value of the shares of Common Stock at the time of exercise over the Option price paid for such shares. Upon the exercise of an Option, and subject to the application of Section 162(m) of the Code, we may claim a deduction for compensation paid at the same time and in the same amount as compensation income is recognized by the optionee assuming any federal income tax reporting requirements are satisfied.

Upon a subsequent disposition of the shares of Common Stock received upon exercise of an Option, any difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition would be treated as capital gain or loss. If the shares received upon the exercise of an Option are transferred to the optionee subject to certain restrictions, then the taxable income realized by the optionee, unless the optionee elects otherwise, and our tax deduction (assuming any federal income tax reporting requirements are satisfied) should be deferred and should be measured at the fair market value of the shares at the time the restrictions lapse. The restrictions imposed on officers, directors and 10% stockholders by Section 16(b) of the Exchange Act is such a restriction during the period prescribed thereby if other shares have been purchased by such an individual within six months of the exercise of an Option.

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The 2017 ICP is not qualified under Section 401(a) of the Code. Based upon current law and published interpretations, we do not believe that the 2017 ICP is subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

The comments set forth in the above paragraphs are only a summary of certain of the federal income tax consequences relating to the 2017 ICP. No consideration has been given to the effects of state, local, or other tax laws on the 2017 ICP or award recipients.

Vote Required and Board Recommendation

Approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal. Stockholders who return a signed proxy card but do not indicate how they wish to vote on Proposal 4 will be deemed to have voted “FOR” Proposal 4. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ESTABLISHMENT OF THE GLYECO, INC. 2017 INCENTIVE COMPENSATION PLAN.

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PROPOSAL NO. 5:

APPROVAL OF THE ESTABLISHMENT OF THE GLYECO, INC. 2017 EMPLOYEE STOCK PURCHASE PLAN

We are seeking shareholder approval of the GlyEco, Inc. 2017 Employee Stock Purchase Plan (the “2017 ESPP”). Under the 2017 ESPP, we will grant eligible employees the right to purchase our Common Stock through payroll deductions at a price equal to the lesser of the fifteen percent (15%) of the fair market value of a share of Common Stock on the Exercise Date of the current Offering Period or fifteen percent (15%) of the fair market value of our Common Stock on the Grant Date of the then current Offering Period (as such terms are defined in the 2017 ESPP). If the Plan is approved by the stockholders, the first offering period will begin on November 14, 2017. After that, there will be consecutive six-month offering periods until January 2, 2022, or until the Plan is terminated by the Board, if earlier.

The purpose of the 2017 ESPP is to encourage employee stock ownership by offering employees rights to purchase our Common Stock at discounted prices and without payment of brokerage costs. Our management believes that the 2017 ESPP offers a convenient means for our employees who might not otherwise own Common Stock to purchase and hold such an investment. Our management also believes that the discounted sale feature of the 2017 ESPP offers a meaningful incentive to participate, and that employees’ continuing economic interests as stockholders in Company performance and success should further enhance entrepreneurial spirit and contribute to the Company’s potential for growth and profitability. The Board of Directors adopted the 2017 ESPP on September 29, 2017 subject to stockholder approval.

As of the Record Date approximately 55 employees were eligible to participate in the Plan. The Plan is intended to be an “employee stock purchase plan” as defined in Section 423 of the Internal Revenue Code (the “Code”).  Capitalized terms used herein are defined in the ESPP unless otherwise indicated, the 2017 ESPP is attached as Appendix C hereto.

Vote Required

We are seeking stockholder approval to qualify the 2017 ESPP as an “employee stock purchase plan” under Section 423 of the Code and the related regulations. To be considered approved under Section 423 of the Code, the Plan must be approved by a majority of the votes cast by the holders of common shares entitled to vote on the proposal. Abstentions, withheld votes and broker non-votes will not be deemed votes cast in determining approval of this proposal and will not have the effect of a vote for or against the proposal. They will be counted in determining the number of common shares present or represented by proxy in determining whether a quorum is present at the Annual Meeting.

Description of the 2017 ESPP

Shares Subject to the 2017 ESPP

The 2017 ESPP covers a maximum of 10,000,000 shares of our Common Stock.  The maximum number of shares of Common Stock each participant may purchase each Purchase Period, as well as the price per share and the number of shares of Common Stock covered by each option under the 2017 ESPP which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date that shall terminate immediately prior to the consummation of such proposed dissolution or liquidation.  In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation, or a new Exercise Date will be set if such corporation refuses to assume such options.

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Certificates evidencing the shares of Common Stock purchased upon exercise of a participant’s option will be issued by the Company’s transfer agent as promptly as practicable after each Exercise Date on which a purchase of shares occurs.

Eligibility

Any individual who is an Employee of the Company or a Designated Subsidiary on the first Trading Day of each Offering Period shall be eligible to participate in the 2017 ESPP.  Employees who are ineligible to participate include (i) Employees who have been employed less than 30 days prior to the applicable Offering Period (ii) Employees whose customary employment with the Company is twenty (20) hours or less per week; (iii) Employees whose customary employment with the Company for not more than five (5) months in any calendar year; and (iv) Employees who are residents of or employed in any jurisdiction in which the 2017 ESPP is prohibited under Applicable Law.   An eligible Employee may become a participant in the 2017 ESPP by completing a Subscription Agreement authorizing payroll deductions.

No Employee shall be granted an option under the 2017 ESPP: (i) to the extent that, immediately after the grant, such Employee would own stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the stock of the Company or of any Subsidiary thereof; or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries would accrue at a rate which exceeds Two-Thousand, Four-Hundred Dollars ($2,400) of fair market value of such stock for each calendar year in which such option is outstanding at any time.

Offering Periods

Offering Periods consist of the six (6) months period during which an option shall be granted and may be exercised pursuant to the Plan, commencing on the first Trading Day on or after January 1 and July 1 of each year following the approval of the 2017 ESPP by the Company’s stockholders and the Board of Directors, and terminating on the last Trading Day in the periods ending six (6) months later from each defined date.

Payroll Deductions

At the time a participant files his or her Subscription Agreement, he or she shall elect to have payroll deductions made on each payday during the Offering Period in an amount not exceeding twenty-five percent (25%) of the compensation that he or she receives on each payday during the Offering Period. All payroll deductions made for a participant shall be credited to his or her account under the 2017 ESPP and shall be withheld in whole percentages only. A participant may not make any additional payments into such account. To the extent necessary to comply with Section 423(b)(8) of the Code, a participant’s payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period.

Purchase Price

A participant may purchase shares subject to the terms and conditions of the 2017 ESPP at the lesser of 85% of the Fair Market Value of a share of Common Stock on the Exercise Date of the current Offering Period or 85% of the Fair Market Value of a share of Common Stock on the Grant Date of the current Offering Period; provided however, that the Purchase Price may be adjusted by the Board or the Committee.

Exercise of Option

A participant’s option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share shall be retained in the participant’s account for the subsequent Offering Period. Any other monies left over in a participant’s account after the Exercise Date shall be returned to the participant or, at the election of the participant, maintained in the ESPP for use in subsequent Offering Periods. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.

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If insufficient shares of Common Stock remain available in any Offering Period, the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect or terminate any or all other Offering Periods then in effect.

Withdrawal

A participant may withdraw all payroll deductions credited to his or her account and not yet used to exercise his or her option under the 2017 ESPP at any time by giving written notice to the Company. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new Subscription Agreement. A participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

Termination of Employment

Upon a participant’s ceasing to be an Employee, for any reason, he or she shall be deemed to have elected to withdraw from the 2017 ESPP and the payroll deductions credited to such participant’s account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, and such participant’s option shall be automatically terminated.

Administration

The Board of Directors of the Company or a duly authorized Committee of the Board, as determined in the sole discretion of the Board, shall administer the 2017 ESPP. The Board or the Committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the 2017 ESPP, to determine eligibility and to adjudicate all disputed claims filed under the 2017 ESPP. Every finding, decision and determination made by the Board or the Committee shall, to the full extent permitted by law, be final and binding upon all parties.

Transferability

Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the 2017 ESPP may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or to a designated beneficiary) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect.

Amendment

Subject to compliance with applicable law, but without shareholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Board or the Committee shall be entitled to make certain amendments to the 2017 ESPP and any rights to acquire Common Stock under the plan.  In the event the Board or the Committee determines that the ongoing operation of the 2017 ESPP may result in unfavorable financial accounting consequences, the Board or the Committee may, in its discretion and, to the extent necessary or desirable, modify or amend the ESPP to reduce or eliminate such accounting consequence. Such modifications or amendments shall not require stockholder approval or the consent of any 2017 ESPP participants.

Termination

The Board of Directors or the Committee may at any time and for any reason terminate or amend the 2017 ESPP. Subject to some exceptions, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors or the Committee on any Exercise Date if the Board or the Committee determines that the termination of the Offering Period or the 2017 ESPP is in the best interests of the Company and its stockholders.

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United States Federal Income Tax Consequences

The following is a general summary of the material United States federal income tax consequences to the Company and to participants in the 2017 ESPP based on the Code as currently in effect. This summary is necessarily general in nature and does not purport to be complete.

The 2017 ESPP is intended to be an “employee stock purchase plan” as defined in Section 423(b) of the Code.  The Code provides that a participant in the 2017 ESPP will generally realize no taxable income as a result of the exercise of rights to acquire common shares under the 2017 ESPP.  Amounts deducted from a participant’s compensation to purchase shares under the 2017 ESPP are taxable income to participants in the year in which the amounts would otherwise have been received.

If the shares acquired under the 2017 ESPP are sold by the participant more than two years after the grant of the applicable right (i.e., the beginning of the applicable offering period), and more than one year after the exercise of the applicable right (i.e., the acquisition of the shares), the participant will recognize as ordinary compensation income an amount equal to the lesser of (1) the amount by which the fair market value of the shares when purchased exceeds the purchase price (i.e., the discount below fair market value), or (2) the amount, if any, by which the fair market value of the shares at the time of the sale exceeds the purchase price. The participant’s tax basis in the shares purchased will increase by the amount recognized as ordinary compensation income and any further gain recognized on the sale will be treated as long-term capital gain.  In general, the Company will not be entitled to a deduction for federal income tax purposes with respect to such sale.

However, if the shares acquired under the 2017 ESPP are sold by the participant within two years after the grant of the applicable right, or before the shares have been held by the participant for more than one year, the participant will recognize ordinary compensation income in the year of such sale, the amount of which will generally be the excess of the fair market value of the shares on the date the shares were purchased (i.e., the end of the applicable offering period) over the purchase price for those shares. The participant’s tax basis will increase by the amount recognized as compensation and any further gain or loss realized upon the sale will be gain or loss from the sale of property. In general, the Company will be entitled to a deduction for federal income tax purposes at the time of such a sale in an amount equal to the ordinary compensation income recognized by the participant.  However, if the participant is the Company’s Chief Executive Officer or one of the Company’s four most highly compensated officers in the year of sale, no deduction will be available to the extent the participant’s total applicable employee remuneration during that year exceeds $1 million.

Vote Required and Board Recommendation

The affirmative vote of a majority of the votes cast by the stockholders present or represented by proxy and entitled to vote at the annual meeting affirmatively or negatively at the annual meeting is required to approve the proposal. Stockholders who return a signed proxy card but do not indicate how they wish to vote on Proposal 5 will be deemed to have voted “FOR” Proposal 5. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ESTABLISHMENT OF THE GLYECO, INC. 2017 EMPLOYEE STOCK PURCHASE PLAN.

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PROPOSAL NO. 6:

APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO AUTHORIZE OUR BOARD TO CHANGE THE NAME OF THE COMPANY

The Amendment Proposal

Our Board has approved, subject to stockholder approval, an amendment to our Articles of Incorporation to authorize the Board to change the name of our company from “GlyEco, Inc.” to a name to be selected by the Board. We believe that the name “GlyEco, Inc.” may not reflect our strategic plan and/or initiatives that we may develop in the future and, accordingly, intend to adopt a name that characterizes more accurately our position as a leading specialty chemical company, and would serve as a more recognizable “brand.” Change of a corporate name, however, requires a number of essential steps, including analysis of corporate, trade name and stock ticker availability, website revision, and public acceptability. As we are unable to accomplish all of the preliminary steps prior to this proxy statement and desire to avoid the expense of calling a special meeting of stockholders for the name change, we seek approval of our stockholders to delegate to the Board the authority to select a new name of the company. Accordingly, we propose to replace Article I of our Articles of Incorporation with the following:

“The name of the corporation shall be GlyEco, Inc. until the board of directors, having been duly empowered by action of the stockholders, has selected a new name of the corporation and a Certificate of Amendment amending Article I, entitled “Name,” to the Articles of Incorporation has been duly filed by the appropriate officers of the corporation that sets forth such new name, whereupon the name of the corporation shall be as set forth in such Certificate of Amendment.”

If the amendment proposal is approved by our stockholders at the Annual Meeting, we will file a Certificate of Amendment with the Secretary of State of the State of Nevada that contains the text of the amendment to Article I stated above. Upon selection of a new name by our Board, which we expect to occur as soon as practicable following the Annual Meeting, we will file a subsequent amendment of Article I that states the new name of the company.

You will not experience any change in your rights as a stockholder as a result of this amendment. Any amendment to our Articles of Incorporation must receive the affirmative vote of the holders of a majority of the Company’s outstanding shares of Common Stock.

Following the effective date of a new corporate name, our ticker symbol will change to a yet to be determined symbol. Stockholders will not be required to submit their stock certificates for exchange as a result of this proposed name change. Following the effective date of the name change, all new stock certificates issued by us will use our new name.

Vote Required and Board Recommendation

The approval of this proposal will require the affirmative vote of the holders of a majority of the Company’s outstanding shares of Common Stock entitled to vote, in person or by proxy. Stockholders who return a signed proxy card but do not indicate how they wish to vote on Proposal 6, as well as abstentions and broker non-votes, will operate to prevent the approval of Proposal 6 to the same extent as a vote against such proposal.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO OUR ARTICLES OF INCORPORATION TO AUTHORIZE OUR BOARD TO CHANGE THE NAME OF THE COMPANY.

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PROPOSAL NO. 7:
APPROVAL OF THE REINCORPORATION OF THE COMPANY FROM THE STATE OF NEVADA TO THE STATE OF DELAWARE

For the reasons discussed below, the Board has approved and declared it is advisable and in the best interests of the Company and our stockholders to change the state of incorporation of the Company from the State of Nevada to the State of Delaware (the “Reincorporation”), which includes the adoption of a new certificate of incorporation and bylaws governing our company. For purposes of the discussion below, we, before and after the Reincorporation, are sometimes referred to as “GlyEco-Nevada” and “GlyEco-Delaware,” respectively.

Plan of Conversion

To accomplish the Reincorporation, the Board has adopted a plan of conversion substantially in the form appended to this proxy statement as Appendix D (the “Plan of Conversion”). The Plan of Conversion provides that we will convert into a Delaware corporation and will thereafter be subject to all of the provisions of the General Corporation Law of the State of Delaware (the “DGCL”).

Assuming that our stockholders approve this Proposal 7, we will cause the Reincorporation to be effected as soon as practicable thereafter by filing with the Secretary of State of the State of Nevada articles of conversion substantially in the form appended to this proxy statement as Appendix E (the “Nevada Articles of Conversion”) and will file with the Secretary of State of the State of Delaware (i) a certificate of conversion substantially in the form appended to this proxy statement as Appendix F (the “Delaware Certificate of Conversion”) and (ii) a certificate of incorporation, which will govern GlyEco-Delaware as a Delaware corporation, substantially in the form appended to this proxy statement as Appendix G (the “Delaware Certificate of Incorporation”). In addition, assuming that our stockholders approve this Proposal 7, the Board will adopt Bylaws for GlyEco-Delaware, substantially in the form appended to this proxy statement as Appendix H (the “Delaware Bylaws”), and we will enter into a new indemnification agreement with each director and executive officer of GlyEco-Delaware based upon provisions of the DGCL, substantially in the form appended to this proxy statement as Appendix I (the “Delaware Indemnification Agreement”). Approval of this Proposal 7 by our stockholders will constitute approval of the Plan of Conversion, the Nevada Articles of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, the Delaware Bylaws and the Delaware Indemnification Agreement.

Notwithstanding the foregoing, the Reincorporation may be delayed by the Board or the Plan of Conversion may be terminated and abandoned by action of the Board at any time prior to the effective time of the Reincorporation, whether before or after approval by our stockholders, if the Board determines for any reason that such delay or termination would be in the best interests of GlyEco and our stockholders. If the Reincorporation is approved by our stockholders, the Reincorporation would become effective upon the filing (and acceptance thereof by the Secretary of State of the State of Nevada and the Secretary of State of the State of Delaware, as applicable) of the Nevada Articles of Conversion, the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation.

Reasons for the Reincorporation

The primary reason that the Board has approved the Reincorporation is because the corporate laws of the State of Delaware are more comprehensive, widely-used and extensively interpreted than the corporate laws of other states, including Nevada. As a result of the flexibility and responsiveness of the Delaware corporate laws to the legal and business needs of corporations, many major corporations have incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to the Reincorporation that we are proposing. The Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing the laws of Delaware, thus providing greater clarity and predictability with respect to our corporate legal and governance affairs. As the owners of GlyEco, any benefits provided to us by Delaware law directly benefit our stockholders. In deciding to propose the Reincorporation, the Board considered, among others, the following benefits of Delaware law to GlyEco and our stockholders:

●	our corporation would be governed by the DGCL, which is generally acknowledged to be the most advanced and flexible corporate statute in the country;

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●	the responsiveness and efficiency of the Division of Corporations of the Secretary of State of the State of Delaware;

●	the Delaware General Assembly, which each year considers and adopts statutory amendments proposed by the Corporation Law Section of the Delaware State Bar Association in an effort to ensure that the corporate statute continues to be responsive to the changing needs of businesses;

●	the Delaware Court of Chancery, which has exclusive jurisdiction over matters relating to the DGCL and in which cases are heard by judges, without juries, who have many years of experience with corporate issues, which can lead to quick and effective resolution of corporate litigation; and the Delaware Supreme Court, which is highly regarded; and

●	the well-established body of case law construing Delaware law, which has developed over the last century and which provides businesses with a greater degree of predictability than most, if not all, other jurisdictions.

The Board is not proposing the Reincorporation to prevent a change in control of GlyEco and is not aware of any present attempt by any person to acquire control of GlyEco or to obtain representation on the Board.

Why You Should Vote for the Reincorporation

Delaware is a nationally recognized leader in adopting and implementing comprehensive modern and flexible corporate laws. The DGCL is frequently revised and updated to accommodate changing legal and business needs and is more comprehensive, widely used and interpreted than other state corporate laws, including the Nevada Revised Statutes (the “NRS”).

In addition, Delaware courts (such as the Court of Chancery and the Delaware Supreme Court) are highly regarded for their considerable expertise in dealing with corporate legal issues and for producing a substantial body of case law construing the DGCL, with multiple cases concerning areas that Nevada courts have not considered. Because the judicial system is based largely on legal precedent, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which in turn may offer added advantages to us by allowing the Board and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

The Reincorporation may also make it easier to attract future candidates willing to serve on the Board because many such candidates are already familiar with the DGCL, including provisions relating to director indemnification, from their past business experience.

In addition, in the opinion of the Board, underwriters and other members of the financial services industry may be more willing and better able to assist in capital-raising programs for corporations having the greater flexibility afforded by the DGCL. Certain international investment funds, sophisticated investors and brokerage firms may be more comfortable and more willing to invest in a Delaware corporation than in a corporation incorporated in another U.S. jurisdiction whose corporate laws may be less understood and perceived to be outdated and unresponsive to stockholder rights.

Effects of the Reincorporation

By virtue of the Reincorporation, all of the rights, privileges and powers of GlyEco-Nevada, all property owned by GlyEco-Nevada, all debts due to GlyEco-Nevada and all other causes of action belonging to GlyEco-Nevada immediately prior to the Reincorporation will remain vested in GlyEco-Delaware following the Reincorporation. In addition, by virtue of the Reincorporation, all debts, liabilities and duties of GlyEco immediately prior to the Reincorporation will remain attached to GlyEco-Delaware following the Reincorporation. GlyEco-Delaware will remain as the same entity following the Reincorporation, and the Reincorporation will not effect any change in our business, management or operations or the location of our principal executive offices.

Upon effectiveness of the Reincorporation, all of our issued and outstanding shares of common stock will be automatically converted into issued and outstanding shares of common stock of GlyEco-Delaware, without any action on the part of our stockholders. GlyEco-Delaware will continue to file periodic reports and other documents as and to the extent required by the rules and regulations of the SEC. Shares of our common stock that are freely tradeable prior to the Reincorporation will continue to be freely tradeable as shares of GlyEco-Delaware common stock, and shares of the Company’s common stock that are subject to restrictions prior to the Reincorporation will continue to be subject to the same restrictions as shares of GlyEco-Delaware common stock. The Reincorporation will not change the respective positions of GlyEco or our stockholders under federal securities laws.

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Upon effectiveness of the Reincorporation, our directors and officers will become all of the directors and officers of GlyEco-Delaware, all of our employee benefit and incentive plans will become GlyEco-Delaware plans, and each option, equity award or other right issued under such plans will automatically be converted into an option, equity award or right to purchase or receive the same number of shares of GlyEco-Delaware common stock, at the same price per share, upon the same terms and subject to the same conditions as before the Reincorporation. Stockholders should note that approval of the Reincorporation will also constitute approval of these plans continuing as plans of GlyEco-Delaware. Our employment contracts and other employee benefit arrangements also will be continued by GlyEco-Delaware upon the terms and subject to the conditions in effect at the time of the Reincorporation. We believe that the Reincorporation will not affect any of our material contracts with any third parties, and that our rights and obligations under such material contractual arrangements will continue as rights and obligations of GlyEco-Delaware.

GlyEco-Nevada stockholders will not be required to exchange their GlyEco-Nevada stock certificates for new GlyEco-Delaware stock certificates. Following the effective time of the Reincorporation, any GlyEco-Nevada stock certificates submitted to our transfer agent for transfer, whether pursuant to a sale or otherwise, will automatically be exchanged for GlyEco-Delaware stock certificates. GlyEco stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) to us or our transfer agent unless and until requested to do so.

Effect of Vote For the Reincorporation

A vote in favor of the Reincorporation is a vote in favor of the Plan of Conversion, the Nevada Articles of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, the Delaware Bylaws and the Delaware Indemnification Agreement.

Effect of Not Obtaining the Required Vote for Approval

If we fail to obtain the requisite vote of stockholders for approval of the Reincorporation from the State of Nevada to the State of Delaware, the Reincorporation will not be consummated and we will continue to be incorporated in Nevada and governed by the NRS, our existing Articles of Incorporation and our existing Bylaws.

Federal Income Tax Consequences of the Reincorporation

The discussion of U.S. federal income tax consequences set forth below is for general information only and does not purport to be a complete discussion or analysis of all potential tax consequences that may apply to a stockholder. Stockholders are urged to consult their tax advisors to determine the particular tax consequences of the Reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

The Reincorporation provided for in the Plan of Conversion is intended to be a tax-free reorganization under Section 368(a) of the Code. Assuming the Reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of our capital stock as a result of consummation of the Reincorporation, and no gain or loss will be recognized by us. You will have the same basis in the GlyEco-Delaware common stock received by you pursuant to the Reincorporation as you have in the shares of GlyEco-Nevada common stock held by you as of immediately prior to the time the Reincorporation is consummated. Your holding period with respect to GlyEco-Delaware common stock will include the period during which you held the corresponding shares of GlyEco-Nevada common stock, provided the latter was held by you as a capital asset at the time of consummation of the Reincorporation.

Accounting Treatment

We expect that the Reincorporation will have no effect from an accounting perspective because there is no change in the entity as a result of the Reincorporation. As such, the financial statements of GlyEco-Nevada previously filed with the SEC will remain the financial statements of GlyEco-Delaware following the Reincorporation.

Regulatory Approvals

The Reincorporation will not be consummated until after stockholder approval is obtained. We will obtain all required consents of governmental authorities, including the filing of the Nevada Articles of Conversion, the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation.

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Blank Check Stock

GlyEco-Nevada’s current Articles of Incorporation and the Delaware Certificate of Incorporation both authorize the Board to issue shares of stock in series with such preferences as designated at the time of issuance. The Board does not currently intend to seek stockholder approval prior to any issuance of a new class or series of stock if the Reincorporation is approved, except as required by law or regulation. Frequently, opportunities arise that require prompt action, and the Board believes that the delay necessary for stockholder approval of a specific issuance would be a detriment to GlyEco-Delaware and its stockholders. Should the Board determine to issue a new class or series of stock, it will only do so upon terms that the Board deems to be in the best interests of GlyEco-Delaware and its stockholders.

It should be noted that the voting rights and other rights to be accorded to any unissued series of stock of GlyEco-Delaware remain to be fixed by the Board. Accordingly, if the Board so authorizes, the holders of a new series of stock may be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions, might be given a disproportionately large number of votes or might be given preferences in dividend payment, liquidation or other rights. Such new series of stock could also be convertible into a large number of shares of GlyEco-Delaware common stock under certain circumstances or have other terms that might make acquisition of a controlling interest in GlyEco-Delaware more difficult or more costly, including the right to elect additional directors to the Board. Potentially, a new series of stock could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise to gain control of GlyEco-Delaware. Also, a new series of stock could be privately placed with purchasers who might side with the management of GlyEco-Delaware opposing a hostile tender offer or other attempt to obtain control.

Rights of our Stockholders Prior to and After the Reincorporation from Nevada to Delaware

Although the Delaware Certificate of Incorporation and the Delaware Bylaws contain many similar provisions from the current Articles of Incorporation and Bylaws of GlyEco-Nevada, they also include certain provisions that are different from the provisions contained in GlyEco’s current Articles of Incorporation and Bylaws. The following discussion briefly summarizes some of the changes resulting from the Reincorporation and the significant differences between the NRS, the current Articles of Incorporation and Bylaws of GlyEco-Nevada and the DGCL, the Delaware Certificate of Incorporation and the Delaware Bylaws. The foregoing summary does not purport to be a complete statement of the respective rights of holders of our common stock and GlyEco-Delaware common stock, and is qualified in its entirety by reference to the NRS and DGCL, respectively, and to the current Articles of Incorporation and Bylaws of GlyEco-Nevada and the Delaware Certificate of Incorporation and the Delaware Bylaws, respectively. A matrix that compares many of the most important differences between Nevada and Delaware laws can be found at Exhibit A to this proxy statement.

Dissenters’ Rights

Under the NRS, stockholders are entitled to dissenters’ rights in connection with a reincorporation. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to the stockholder or the domestic corporation. From and after the effective date of the corporate action, the basis of which invokes dissenters’ rights, any stockholder who has exercised their right to dissent is not entitled to vote on any action for any purpose or receive any dividends accrued and payable after such effective date.

Vote Required and Board Recommendation

Approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal. Stockholders who return a signed proxy card but do not indicate how they wish to vote on Proposal 7 will be deemed to have voted “FOR” Proposal 7. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE REINCORPORATION OF THE COMPANY FROM THE STATE OF NEVADA TO THE STATE OF DELAWARE.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the past three years, there have been no transactions, whether directly or indirectly, between our company and any of our officers, directors, beneficial owners of more than 5% of our outstanding Common Stock or their family members, that exceeded $120,000 other than as described below:

On December 27, 2016, we entered into debt agreements for an aggregate principal amount of $1,000,000 from the offering and issuance of 5% Notes to Wynnefield Partners I, Wynnefield Partners and Wynnefield Offshore, all of which are under the management of Wynnefield Capital, Inc. (“Wynnefield Capital”), an affiliate of the Company. The Company’s Chairman of the Board, Dwight Mamanteo, is a portfolio manager of Wynnefield Capital. On April 17, 2017, the entire principal amount of the 5% Notes, plus accrued interest, was repaid.

On December 27, 2016, we entered into debt agreements for an aggregate principal amount of $1,810,000 from the offering and issuance of 8% Notes and warrants to purchase up to 5,656,250 shares of our Common Stock. The 8% Notes and warrants were sold to Dwight Mamanteo, our Chairman of the Board, Charles F. Trapp and Scott Nussbaum, members of the Board, Ian Rhodes, our Chief Executive Officer, Wynnefield Capital, an affiliate of the Company, and certain family members of Mr. Mamanteo and of Mr. Nussbaum.  As of October 3, 2017, the entire principal amount of the 8% Notes, plus accrued interest, has been repaid, and 4,218,750 warrants have been exercised.

FUTURE STOCKHOLDER PROPOSALS

The Board has not yet determined the date on which the next Annual Meeting of Stockholders will be held. Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings in accordance with the rules and regulations adopted by the SEC.  Any proposal which an eligible stockholder desires to have included in our proxy statement and presented at the next Annual Meeting of Stockholders will be included in our proxy statement and related proxy card if it is received by us a reasonable time before we begin to print and send our proxy materials and if it complies with SEC rules regarding inclusion of proposals in proxy statements. In order to avoid controversy as to the date on which we receive a proposal, it is suggested that any stockholder who wishes to submit a proposal submit such proposal by certified mail, return receipt requested.

Other deadlines apply to the submission of stockholder proposals for the next Annual Meeting of Stockholders that are not required to be included in our proxy statement under SEC rules. With respect to these stockholder proposals for the next Annual Meeting of Stockholders, a stockholder’s notice must be received by us a reasonable time before we begin to print and send our proxy materials. The form of proxy distributed by the Board for such meeting will confer discretionary authority to vote on any such proposal not received by such date. If any such proposal is received by such date, the proxy statement for the meeting will provide advice on the nature of the matter and how we intend to exercise our discretion to vote on each such matter if it is presented at that meeting.

EXPENSES AND SOLICITATION

We will bear the costs of printing and mailing proxies. In addition to soliciting stockholders by mail or through our regular employees, we may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have shares of our Common Stock registered in the name of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders following the original solicitation.

OTHER BUSINESS

The Board knows of no other items that are likely to be brought before the Annual Meeting except those that are set forth in the foregoing Notice of Annual Meeting of Stockholders. If any other matters properly come before the Annual Meeting, the persons designated on the enclosed proxy will vote in accordance with their judgment on such matters.

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ADDITIONAL INFORMATION

We are subject to the information and reporting requirements of the Exchange Act, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, D.C. 20549 or may be accessed at www.sec.gov.  Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330. You are encouraged to review our Annual Report on Form 10-K, together with any subsequent information we filed or will file with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting our legal counsel, Robinson Brog Leinwand Greene Genovese & Gluck P.C., Attn: David E. Danovitch, Esq. at (212) 603-6300.

GLYECO INC 230 Gill Way, Rock Hill, SC 29730 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Dwight Mamanteo 02 Charles F. Trapp 03 David Ide 04 Frank Kneller 05 Scott Nussbaum 06 Scott Krinsky 07 Ian Rhodes For Withhold For All All All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR proposals 2. through 7. 2. To ratify the selection of KMJ Corbin & Company LLP as the company's independent registered public accounting firm for the fiscal year ending December 31, 2017. 3. To consider and vote on a proposal giving the Board the authority to effect a reverse split of the Company's outstanding common stock, par value $0.0001 per share, at a rate of between 1-for-2 and 1-for-1,000, with the exact ratio to be determined by the Board, immediately followed by a forward split of the Company's outstanding Common Stock, at a ratio ranging between 2-for-1 and 100-for-1, with the exact ratio to be determined by the Board. 4. To consider and vote on a proposal to establish the Company's 2017 Incentive Compensation Plan (the 2017 ICP). For Against Abstain 5. To consider and vote on a proposal to establish the Company's 2017 Employee Stock Purchase Plan (the 2017 ESPP). 6. To consider and vote on a proposal to amend the Company's Articles of Incorporation to authorize the Board to change the name of the Company. 7. To consider and vote on a proposal to reincorporate the Company from the State of Nevada to the State of Delaware; NOTE: To transact such other business as may properly come before the annual meeting. For Against Abstain Please indicate if you plan to attend this meeting Yes No Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000346239_1 R1.0.1.17

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com GLYECO INC Annual Meeting of Shareholders November 14, 2017 09:00 AM EST This proxy is solicited by the Board of Directors The undersigned hereby appoints Ian Rhodes, as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of GLYECO INC that the shareholders are entitled to vote at the Annual Meeting of Shareholders to be held at Four Points By Sheraton Hotel, 600 Kanawha Boulevard East, Charleston, West Virginia 25301, at 9:00 am EST, on November 14, 2017, or any adjournment thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side 0000346239_2 R1.0.1.17

It is important that the proxies be returned promptly and that your shares of Common Stock be represented. Stockholders are urged to mark, date, execute, and promptly return the accompanying proxy card.

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October 13, 2017

By Order of the Board of Directors,

/s/ Dwight Mamanteo
Dwight Mamanteo, Chairman of the Board of Directors

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EXHIBIT A

Provision	NRS and GlyEco-Nevada Articles of Incorporation and Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws	Other Important Provisions
Amendment of Charter Documents

Nevada law requires a vote of the corporation’s board of directors followed by the affirmative vote of the majority of shares present or in person and entitled to vote to approve any amendment to the articles of incorporation. If any proposed amendment would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment.

		Delaware law requires a vote of a corporation’s board of directors followed by the affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote to approve any amendment to the certificate of incorporation, unless a greater percentage vote is required by the certificate of incorporation. Where a separate vote by class or series is required, the affirmative vote of a majority of the shares of such class or series is required unless the certificate of incorporation requires a greater percentage vote. Further, Delaware law states that if an amendment would (i) increase or decrease the aggregate number of authorized shares of a class, (ii) increase or decrease the par value of shares of a class, or (iii) alter or change the powers, preferences or special rights of a particular class or series of stock so as to affect them adversely, the class or series so affected shall be given the power to vote as a class notwithstanding the absence of any specifically enumerated power in the certificate of incorporation.	The Delaware Certificate of Incorporation will also provide that the affirmative vote of the holders of at least 66 2/3% of the voting power of all then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, alter or repeal the provisions in the Certificate of Incorporation relating to election of directors, amendments to the Bylaws, ability of stockholders to take action by written consent, indemnification and amendments to the Certificate of Incorporation.
Amendment of Bylaws

Nevada law provides that, unless otherwise prohibited by any bylaw adopted by the stockholders, the directors may adopt, amend or repeal any bylaw, including any bylaw adopted by the stockholders. The articles of incorporation may grant the authority to adopt, amend or repeal bylaws exclusively to the directors.

GlyEco’s Articles of Incorporation currently provide that the Board may adopt, amend and repeal bylaws made by the Board, and that the Corporation’s stockholders may amend or repeal the Corporation’s Bylaws or adopt new bylaws even though the Board of Directors may also amend or repeal the Corporation’s Bylaws or adopt new bylaws. The adoption or amendment of a bylaw that adds, changes or deletes a greater or lower quorum requirement or a greater voting requirement for stockholders or the Board of Directors must meet the same quorum and voting requirement then in effect.

Delaware law also states that the power to adopt, amend or repeal the bylaws of a corporation shall be vested in the stockholders entitled to vote, provided that the corporation in its certificate of incorporation may confer such power on the board of directors, although the power vested in the stockholders is not divested or limited where the board of directors also has such power.

Delaware law restricts the ability of the Board to amend the company’s bylaws unless the company’s certificate of incorporation provides otherwise.

The Delaware Certificate of Incorporation and the GlyEco-Delaware Bylaws expressly empower the Board to adopt, amend or repeal our Bylaws. Stockholders will continue to only be permitted to adopt, alter, amend or repeal bylaws by a vote of 2/3rds of the outstanding shares of stock entitled to vote upon the election of directors.

Number of Authorized Directors	GlyEco’s existing Bylaws provide that the Board shall consist of no less than one (1) and no more than nine (9) members, the specific number to be set by resolution of the Board of Directors. The number of directors may be changed from time to time by amendment to the Bylaws.	The GlyEco-Delaware Bylaws provide that the number of directors shall be fixed from time to time by the Board pursuant to a resolution adopted by a majority of the total number of directors.	The GlyEco-Delaware Bylaws are similar to our current Bylaws, but provide more flexibility to the Board to determine the number of directors by providing that the number can be set simply by resolution, whereas the current Bylaws require the Board to amend the Bylaws to set a number of directors above fifteen.

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Provision	NRS and GlyEco-Nevada Articles of Incorporation and Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws	Other Important Provisions
Filling Vacancies on the Board of Directors	The NRS provides that all vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum, unless it is otherwise provided in the articles of incorporation. Unless otherwise provided in the articles of incorporation, pursuant to a resignation by a director, the board may fill the vacancy or vacancies with each director so appointed to hold office during the remainder of the term of office of the resigning director or directors.	Delaware law provides that, unless otherwise provided in the certificate of incorporation or bylaws of a corporation, vacancies may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Further, if, at the time of filling any vacancy, the directors then in office shall constitute less than a majority of the whole board, the Delaware Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.	Delaware law provides greater protection to the company’s stockholders by permitting stockholders representing at least 10% of the issued and outstanding shares to apply to the Delaware Court of Chancery to have an election of directors in the situation where the directors in office constitute less than a majority of the whole Board.
Removal of Directors

Under Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada law does not distinguish between removal of directors with or without cause.

GlyEco’s existing Bylaws provide that any director may be removed, with or without cause, by a vote of the holders of two-thirds of the voting power of the issued and outstanding stock entitled to vote.

		With limited exceptions applicable to classified boards and cumulative voting provisions, under Delaware law, directors of a corporation without a classified board may be removed, with or without cause, by the holders of a majority of shares then entitled to vote in an election of directors.	To comply with Delaware law, the GlyEco-Delaware Bylaws will provide that a director may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

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Provision	NRS and GlyEco-Nevada Articles of Incorporation and Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws	Other Important Provisions
Interested Party Transactions	Nevada law provides that no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other entity of which one or more of its directors or officers are directors or officers, or in which one or more of its directors or officers have a financial interest, is void or voidable if (a) the director’s or officer’s interest in the contract or transaction is known to the Board, committee or stockholders and the transaction is approved or ratified by the Board, committee or stockholders in good faith by a vote sufficient for the purpose (without counting the vote of the interested director or officer), (b) the fact of the common interest is not known to the director or officer at the time the transaction is brought before the Board, or (c) the contract or transaction is fair to the corporation at the time it is authorized or approved.

Delaware law provides that no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other entity of which one or more of its directors or officers are directors or officers, or in which one or more of its directors or officers have a financial interest, is void or voidable if (a) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or known to the board of directors or a committee thereof, which authorizes the contract or transaction in good faith by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum, (b) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or known to the stockholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by the stockholders, or (c) the contract or transaction is fair to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or the stockholders.

Nevada and Delaware law are substantially similar, with Delaware law providing additional provisions for the approval of related party transactions by stockholders.
Stockholder Voting-Quorum	Nevada law provides that a majority of the voting power, present in person or by proxy at a meeting of stockholders (regardless of whether the proxy has authority to vote on all matters), constitutes a quorum for the transaction of business.	Delaware law provides that a majority of shares entitled to vote, present in person or by proxy, constitutes a quorum at a stockholder meeting.	Nevada and Delaware law are substantially similar in respect to quorum requirements.

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Provision	NRS and GlyEco-Nevada Articles of Incorporation and Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws	Other Important Provisions
Duration of Proxies	Under the NRS, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless provided otherwise in the proxy, which duration may not exceed seven years.	Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period.	The statutory default under Delaware law provides for proxies to remain valid for a longer duration than the statutory default under the NRS.
Stockholder Vote for Mergers and Other Corporate Reorganizations	Under Nevada law, a majority of outstanding shares entitled to vote, as well as approval by the board of directors, is required for a merger or a sale of substantially all of the assets of the corporation. Generally, Nevada law does not require a stockholder vote of the surviving corporation in a merger if: (a) the plan of merger does not amend the existing articles of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of participating shares outstanding immediately before the merger.	Under Delaware law, a majority of outstanding shares entitled to vote, as well as approval by the board of directors, is required for a merger or a sale of substantially all of the assets of the corporation. Generally, Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the effective date of the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.	Nevada and Delaware law are substantially similar in relation to stockholder approval of mergers and other corporate reorganizations.

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Provision	NRS and GlyEco-Nevada Articles of Incorporation and Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws	Other Important Provisions
Special Meetings of Stockholders	Under Nevada law, unless otherwise provided in the articles of incorporation or bylaws, the entire Board, any two directors or the president may call annual and special meetings of the stockholders and directors.	Under Delaware law, a special meeting of stockholders may be called by the Board or by such persons as may be authorized by the certificate of incorporation or by the bylaws.	Nevada law provides for the explicit authority of any two directors and the president to call special meetings, whereas Delaware law leaves discretion to the certificate of incorporation or the bylaws.
Calling Special Meetings of Stockholders	Our existing bylaws provide that special meetings of stockholders may be called by the Chief Executive Officer, the Chairman of the Board or the Board pursuant to a resolution adopted by a majority of the total number of authorized directors. Our Secretary may call a special meeting upon the written request of the stockholders of record entitled to cast not less than 10% of the votes at such special meeting.	The GlyEco-Delaware Bylaws provide that a special meeting of stockholders may be called at any time by the Board or such persons as may be authorized by the certificate of incorporation or the bylaws. The GlyEco-Delaware Bylaws provide that a special meeting of stockholders may be called by the Chief Executive Officer, the Chairperson of the Board or the Board pursuant to a resolution adopted by a majority of the total number of authorized directors.	The GlyEco-Delaware Bylaws will no longer provide that a special meeting may be called upon the written request of the stockholders of record entitled to cast not less than 10% of the votes at such special meeting.
Failure to Hold an Annual Meeting of Stockholders	Nevada law provides that if a corporation fails to elect directors within 18 months after the last election of directors, a Nevada district court will have jurisdiction in equity and may order an election upon petition of one or more stockholders holding at least 15% of the voting power.	Delaware law provides that if an annual meeting for election of directors is not held on the date designated or an action by written consent to elect directors in lieu of an annual meeting has not been taken within 30 days after the date designated for the annual meeting, or if no date has been designated, for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting, the Court of Chancery may summarily order a meeting to be held upon the application of any stockholder or director.	Delaware law provides for a shorter interval than Nevada law (13 months versus 18 months) before a stockholder can apply to a court to order a meeting for the election of directors. Nevada law requires that application be made by a stockholder holding at least 15% of the voting power, whereas Delaware law permits any stockholder or director to make the application.

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Provision	NRS and GlyEco-Nevada Articles of Incorporation and Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws	Other Important Provisions
Adjournment of Stockholder Meetings	Under the NRS, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the Board fixes a new record date for the adjourned meeting.	Under the DGCL, if a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.	Delaware law requires companies to provide stockholders of record entitled to vote with notice of the new record date for an adjourned meeting.
Limitation on Director Liability	Under Nevada law, unless the articles of incorporation or an amendment thereto (filed on or after October 1, 2003) provides for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer unless it is proven that: (a) the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer; and (b) the breach of those duties involved intentional misconduct, fraud or a knowing violation of law.	Under Delaware law, if a corporation’s certificate of incorporation so provides, the personal liability of a director for breach of fiduciary duty as a director may be eliminated or limited. A corporation’s certificate of incorporation, however, may not limit or eliminate a director’s personal liability (a) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (c) for the payment of unlawful dividends, stock repurchases or redemptions, or (d) for any transaction in which the director received an improper personal benefit.	Delaware law is more extensive in the enumeration of actions under which a company may not eliminate a director’s personal liability.

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Provision	NRS and GlyEco-Nevada Articles of Incorporation and Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws	Other Important Provisions
Indemnification	Under Nevada law, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with the action, suit or proceeding if the person: (a) is not liable pursuant to NRS 78.138; or (b) acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. However, indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought determines upon application that in view of all the circumstances, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper. To the extent that such person has been successful on the merits or otherwise in defense of any proceeding subject to the Nevada indemnification laws, the corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense.	Under Delaware law, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if: the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. A director or officer who is successful, on the merits or otherwise in defending any proceeding subject to the Delaware corporate statutes’ indemnification provisions shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

The indemnification provisions of the NRS and the DGCL are substantially similar as both the NRS and the DGCL permit a corporation to indemnify officers, directors, employees and agents for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action, which they had no reasonable cause to believe that such conduct was unlawful.

We expect to enter into the Delaware Indemnification Agreement with our executive officers and directors based upon the indemnification provisions of the DGCL.

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Provision	NRS and GlyEco-Nevada Articles of Incorporation and Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws	Other Important Provisions
Advancement of Expenses	Nevada law provides that the articles of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that the director or officer is not entitled to be indemnified by the corporation.	Delaware law provides that expenses incurred by an officer or director of the corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the corporation as authorized under the indemnification laws of Delaware. Such expenses may be so paid upon such terms and conditions as the corporation deems appropriate. Under Delaware law, unless otherwise provided in its certificate of incorporation or bylaws, a corporation has the discretion whether or not to advance expenses.	Nevada law and Delaware law are substantially similar in regards to the advancement of expenses.
Declaration and Payment of Dividends	Under Nevada law, except as otherwise provided in the articles of incorporation, a board of directors may authorize and the corporation may make distributions to its stockholders, including distributions on shares that are partially paid. However, no distribution may be made if, after giving effect to such distribution: (a) the corporation would not be able to pay its debts as they become due in the usual course of business; or (b) except as otherwise specifically allowed by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.	Under Delaware law, subject to any restriction contained in a corporation’s certificate of incorporation, the board of directors may declare, and the corporation may pay, dividends or other distributions upon the shares of its capital stock either (a) out of “surplus” or (b) in the event that there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. Dividends may not be paid if the capital of the corporation is less than the total amount of capital represented by the outstanding stock of all classes having a preference upon the distribution of assets. “Surplus” is defined as the excess of the net assets of the corporation over the amount determined to be the capital of the corporation by the board of directors (which amount cannot be less than the aggregate par value of all issued shares of capital stock).	Delaware law is more restrictive than Nevada law with respect to when dividends may be declared and paid.

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Provision	NRS and GlyEco-Nevada Articles of Incorporation and Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws	Other Important Provisions
Business Combinations	Nevada law prohibits certain business combinations between a Nevada corporation and an interested stockholder for three years after such person becomes an interested stockholder. Generally, an interested stockholder is a holder who is the beneficial owner of 10% or more of the voting power of a corporation’s outstanding stock and at any time within three years immediately before the date in question was the beneficial owner of 10% or more of the then outstanding stock of the corporation. After the three year period, business combinations remain prohibited unless they are (a) approved by the board of directors prior to the date that the person first became an interested stockholder or by a majority of the outstanding voting power not beneficially owned by the interested party, or (b) the interested stockholder satisfies certain fair-value requirements. An interested stockholder is (i) a person that beneficially owns, directly or indirectly, 10% or more of the voting power of the outstanding voting shares of a corporation, or (ii) an affiliate or associate of the corporation who, at any time within the past three years, was an interested stockholder of the corporation.	Delaware law prohibits, in certain circumstances, a “business combination” between the corporation and an “interested stockholder” within three years of the stockholder becoming an “interested stockholder.” Generally, an “interested stockholder” is a holder who, directly or indirectly, controls 15% or more of the outstanding voting stock or is an affiliate of the corporation and was the owner of 15% or more of the outstanding voting stock at any time within the three-year period prior to the date upon which the status of an “interested stockholder” is being determined. This provision does not apply where, among other things, (i) the transaction which resulted in the individual becoming an interested stockholder is approved by the corporation’s board of directors prior to the date the interested stockholder acquired such 15% interest, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the outstanding voting stock of the corporation at the time the transaction commenced, or (iii) at or after the date the person becomes an interested stockholder, the business combination is approved by a majority of the board of directors of the corporation and an affirmative vote of at least 66 2/3% of the outstanding voting stock at an annual or special meeting and not by written consent, excluding stock owned by the interested stockholder. This provision also does not apply if a stockholder acquires a 15% interest inadvertently and divests itself of such ownership and would not have been a 15% stockholder in the preceding three years but for the acquisition of ownership.	Nevada law and Delaware law provide for different thresholds in determining whether or not a person is an “interested stockholder.” Under Delaware law, since the threshold is higher, we will be able to engage in certain transactions with stockholders that would otherwise be prohibited under Nevada law.

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Provision	NRS and GlyEco-Nevada Articles of Incorporation and Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws	Other Important Provisions
Taxes and Fees	Nevada charges corporations incorporated in Nevada nominal annual corporate fees based on the value of the corporation’s authorized stock with a minimum fee of $35,000, as well as a $200 business license fee, and does not impose any franchise taxes on corporations.	Delaware imposes annual franchise tax fees on all corporations incorporated in Delaware. The annual fee ranges from a nominal fee to a maximum of $180,000, based on an equation consisting of the number of shares authorized, the number of shares outstanding and the net assets of the corporation.

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APPENDIX A

AMENDMENT TO CERTIFICATE OF INCORPORATION

TO EFFECT REVERSE/FORWARD SPLIT OF COMMON STOCK

FOR ILLUSTRATIVE PURPOSES ONLY

This Amendment assumes an exchange ratio of 1-for-1,000 for the reverse and a 100-for-1 ratio for the forward split.

Reverse/Forward Split of Common Stock.

(1) Effective at 6:00 p.m. (Eastern Time) on the effective date of the certificate of amendment adding this paragraph to Article Fourth of the Certificate of Incorporation (the “Reverse Split Effective Time”), each share of the Common Stock, par value $0.0001 per share, of the Corporation outstanding at the Reverse Split Effective Time shall, without any action on the part of the holder thereof, automatically be reclassified and changed into one one-one thousandths (1/1,000th) of a share of Common Stock, par value $0.0001 per share, of the Corporation; provided, however , that (i) if the foregoing reverse stock split (the “Reverse Split”) would result in the record account of any holder of Common Stock having a number of shares of Common Stock that is, in the aggregate, less than one (1) share (“Fractional Shares”), such Fractional Shares shall, without any action on the part of the holder thereof, automatically be canceled in the Reverse Split; and (ii) in the Reverse Split, all of the Fractional Shares shall automatically be converted into the right to receive the Cash-Out Price thereof upon surrender by the holder thereof of the certificate or certificates representing such Fractional Shares. For purposes hereof, the term “Cash-Out Price” will be determined based on the average daily closing price per share of the common stock on the OTC Pink Sheets Market for the five trading days immediately before and including the effective date of the Reverse/Forward Split, without interest. From and after the Reverse Split Effective Time, each holder of Fractional Shares shall have no further interest as a stockholder in the Corporation in respect of such Fractional Shares.

Effective at 6:01 p.m. (Eastern Time) on the effective date of the certificate of amendment adding this paragraph to Article Fourth of the Certificate of Incorporation (the “Forward Split Effective Time”): (i) each whole share of the Common Stock, par value $0.0001 per share, of the Corporation outstanding at the Forward Split Effective Time (after giving effect to the Reverse Split at the Reverse Split Effective Time) shall, without any action on the part of the holder thereof, automatically be reclassified and changed into one hundred (100) shares of Common Stock, par value $0.0001 per share, of the Corporation; and (ii) fractions of a share outstanding at the Forward Split Effective Time (after giving effect to the Reverse Split at the Reverse Split Effective Time) shall be proportionately reclassified and changed.

A-1

APPENDIX B

GLYECO, INC.

2017 INCENTIVE COMPENSATION PLAN

1.      PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, and any Parents and Subsidiaries that exist now or in the future, by offering them an opportunity to participate in the Company’s future performance through the grant of Awards. Capitalized terms not defined elsewhere in the text are defined in Section 31.

2.      SHARES SUBJECT TO THE PLAN.

2.1.       Number of Shares Available. Subject to Sections 2.4, 2.6 and 21 and any other applicable provisions hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan as of the date of adoption of the Plan by the Board, is 10,000,000 Shares.

2.2.       Lapsed, Returned Awards. Shares subject to Awards, and Shares issued under the Plan under any Award, will again be available for grant and issuance in connection with subsequent Awards under this Plan to the extent such Shares: (a) are subject to issuance upon exercise of an Option or SAR granted under this Plan but which cease to be subject to the Option or SAR for any reason other than exercise of the Option or SAR; (b) are subject to Awards granted under this Plan that are forfeited or are repurchased by the Company; (c) are subject to Awards granted under this Plan that otherwise terminate without such Shares being issued; or (d) are surrendered pursuant to an Exchange Program. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Shares used to pay the exercise price of an Award or withheld to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. For the avoidance of doubt, Shares that otherwise become available for grant and issuance because of the provisions of this Section 2.2 shall not include Shares subject to Awards that initially became available because of the substitution clause in Section 21.2 hereof.

2.3.       Minimum Share Reserve. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Awards granted under this Plan.

2.4.       Automatic Share Reserve Increase. The number of Shares available for grant and issuance under the Plan shall be increased on January 1, of each of the ten (10) calendar years during the term of the Plan, by the lesser of (i) five percent (5%) of the total number of Shares issued and outstanding on each December 31 immediately prior to the date of increase or (ii) such number of Shares as may be determined by the Board.

2.5.       Limitations. No more than One Hundred Fifty Thousand (150,000) Shares shall be issued pursuant to the exercise of ISOs.

2.6.       Adjustment of Shares. If the number of outstanding Shares is changed by a stock dividend, recapitalization, tender offer, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company, without consideration, then (a) the number of Shares reserved for issuance and future grant under the Plan set forth in Section 2.1, (b) the Exercise Prices of and number of Shares subject to outstanding Options and SARs, (c) the number of Shares subject to other outstanding Awards, (d) the maximum number of shares that may be issued as ISOs set forth in Section 2.5, (e) the maximum number of Shares that may be issued to an individual or to a new Employee in any one calendar year set forth in Section 3 and (f) the number of Shares that are granted as Awards to Non-Employee Directors as set forth in Section 12, shall be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with applicable securities laws; provided that fractions of a Share will not be issued.

B-1

3.      ELIGIBILITY. ISOs may be granted only to Employees. All other Awards may be granted to Employees, Consultants, Directors and Non-Employee Directors of the Company or any Parent or Subsidiary of the Company; provided such Consultants, Directors and Non-Employee Directors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.

4.      ADMINISTRATION.

4.1.       Committee Composition; Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan, except, however, the Board shall establish the terms for the grant of an Award to Non-Employee Directors. The Committee will have the authority to:

a.      Construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

b.      Prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

c.      Select persons to receive Awards;

d.      Determine the form and terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may vest and be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Committee will determine;

e.      Determine the number of Shares or other consideration subject to Awards;

f.      Determine the Fair Market Value in good faith and interpret the applicable provisions of this Plan and the definition of Fair Market Value in connection with circumstances that impact the Fair Market Value, if necessary;

g.      Determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

h.      Grant waivers of Plan or Award conditions;

i.       Determine the vesting, exercisability and payment of Awards;

j.       Correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

k.      Determine whether an Award has been earned;

l.       Determine the terms and conditions of any, and to institute any Exchange Program;

m.     Reduce or waive any criteria with respect to Performance Factors;

n.      Adjust Performance Factors to take into account changes in law and accounting or tax rules as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships provided that such adjustments are consistent with the regulations promulgated under Section 162(m) of the Code with respect to persons whose compensation is subject to Section 162(m) of the Code;

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o.      Adopt rules and/or procedures (including the adoption of any sub-plan under this Plan) relating to the operation and administration of the Plan to accommodate requirements of local law and procedures outside of the United States;

p.      Make all other determinations necessary or advisable for the administration of this Plan; and

q.      Delegate any of the foregoing to a subcommittee consisting of one or more executive officers pursuant to a specific delegation.

4.2       Committee Interpretation and Discretion. Any determination made by the Committee with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan. Any dispute regarding the interpretation of the Plan or any Award Agreement shall be submitted by the Participant or Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and the Participant. The Committee may delegate to one or more executive officers the authority to review and resolve disputes with respect to Awards held by Participants who are not Insiders, and such resolution shall be final and binding on the Company and the Participant.

4.3       Section 162(m) of the Code and Section 16 of the Exchange Act. When necessary or desirable for an Award to qualify as “performance-based compensation” under Section 162(m) of the Code the Committee shall include at least two (2) persons who are “outside directors” (as defined under Section 162(m) of the Code) and at least two (2) such “outside directors” (or a majority if more than two (2) then serve on the Committee) shall approve the grant of such Award and timely determine (as applicable) the Performance Period and any Performance Factors upon which vesting or settlement of any portion of such Award is to be subject. When required by Section 162(m) of the Code, prior to settlement of any such Award at least two (2) such “outside directors” (or a majority if more than two (2) then serve on the Committee) then serving on the Committee shall determine and certify in writing the extent to which such Performance Factors have been timely achieved and the extent to which the Shares subject to such Award have thereby been earned. Awards granted to Participants who are subject to Section 16 of the Exchange Act must be approved by two or more “non-employee directors” (as defined in the regulations promulgated under Section 16 of the Exchange Act). With respect to Participants whose compensation is subject to Section 162(m) of the Code, and provided that such adjustments are consistent with the regulations promulgated under Section 162(m) of the Code, the Committee may adjust the performance goals to account for changes in law and accounting and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (iii) a change in accounting standards required by generally accepted accounting principles.

4.4       Documentation. The Award Agreement for a given Award, the Plan and any other documents may be delivered to, and accepted by, a Participant or any other person in any manner (including electronic distribution or posting, filed publicly at www.sec.gov (or any successor website thereto), or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access)) that meets applicable legal requirements.

5.      OPTIONS. The Committee may grant Options to Participants and will determine whether such Options will be ISOs or NQSOs, the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may vest and be exercised, and all other terms and conditions of the Option, subject to the following:

5.1.       Option Grant. Each Option granted under this Plan will identify the Option as an ISO or an NQSO. An Option may be, but need not be, awarded upon satisfaction of such Performance Factors during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the Option is being earned upon the satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each Option; and (y) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to Options that are subject to different performance goals and other criteria.

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5.2.       Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, or a specified future date. The Award Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

5.3.       Exercise Period. Options may be vested and exercisable within the times or upon the conditions as set forth in the Award Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who, at the time the ISO is granted, directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company (“Ten Percent Stockholder ”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

5.4.       Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted; provided that: (i) the Exercise Price of an Option will be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 11 and the Award Agreement and in accordance with any procedures established by the Company.

5.5.       Method of Exercise. Any Option granted hereunder will be vested and exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Committee may specify from time to time) from the person entitled to exercise the Option; and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the Record Date is prior to the date the Shares are issued, except as provided in Section 2.6 of the Plan. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

5.6.      Termination. The exercise of an Option will be subject to the following (except as may be otherwise provided in an Award Agreement):

a.      If the Participant is Terminated for any reason except for Cause or the Participant’s death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable by the Participant on the Termination Date no later than ninety (90) days after the Termination Date (or such shorter time period or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be the exercise of an NQSO), but in any event no later than the expiration date of the Options.

b.      If the Participant is Terminated because of the Participant’s death (or the Participant dies within ninety (90) days after a Termination other than for Cause or because of the Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant’s legal representative, or authorized assignee, no later than twelve (12) months after the Termination Date (or such shorter time period not less than six (6) months or longer time period not exceeding five (5) years as may be determined by the Committee), but in any event no later than the expiration date of the Options.

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c.      If the Participant is Terminated because of the Participant’s Disability, then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (with any exercise beyond (a) three (3) months after the Termination Date when the Termination is for a Disability that is not a “permanent and total disability” as defined in Section 22(e)(3) of the Code, or (b) twelve (12) months after the Termination Date when the Termination is for a Disability that is a “permanent and total disability” as defined in Section 22(e)(3) of the Code, deemed to be exercise of an NQSO), but in any event no later than the expiration date of the Options.

d.      If the Participant is terminated for Cause, then Participant’s Options shall expire on such Participant’s Termination Date, or at such later time and on such conditions as are determined by the Committee, but in any no event later than the expiration date of the Options. Unless otherwise provided in the Award Agreement, Cause will have the meaning set forth in the Plan.

5.7.      Limitations on Exercise. The Committee may specify a minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent any Participant from exercising the Option for the full number of Shares for which it is then exercisable.

5.8.      Limitations on ISOs. With respect to Awards granted as ISOs, to the extent that the aggregate Fair Market Value of the Shares with respect to which such ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds Five Hundred Thousand Dollars ($500,000), such Options will be treated as NQSOs. For purposes of this Section 5.8, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.9.       Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. Subject to Section 18 of this Plan, by written notice to affected Participants, the Committee may reduce the Exercise Price of outstanding Options without the consent of such Participants; provided, however, that the Exercise Price may not be reduced below the Fair Market Value on the date the action is taken to reduce the Exercise Price.

5.10.     No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

6.      RESTRICTED STOCK AWARDS.

6.1.       Awards of Restricted Stock. A Restricted Stock Award is an offer by the Company to sell to a Participant Shares that are subject to restrictions (“Restricted Stock”). The Committee will determine to whom an offer will be made, the number of Shares the Participant may purchase, the Purchase Price, the restrictions under which the Shares will be subject and all other terms and conditions of the Restricted Stock Award, subject to the Plan.

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6.2.       Restricted Stock Purchase Agreement. All purchases under a Restricted Stock Award will be evidenced by an Award Agreement. Except as may otherwise be provided in an Award Agreement, a Participant accepts a Restricted Stock Award by signing and delivering to the Company an Award Agreement with full payment of the Purchase Price, within thirty (30) days from the date the Award Agreement was delivered to the Participant. If the Participant does not accept such Award within thirty (30) days, then the offer of such Restricted Stock Award will terminate, unless the Committee determines otherwise.

6.3.       Purchase Price. The Purchase Price for a Restricted Stock Award will be determined by the Committee and may be less than Fair Market Value on the date the Restricted Stock Award is granted. Payment of the Purchase Price must be made in accordance with Section 11 of the Plan, and the Award Agreement and in accordance with any procedures established by the Company.

6.4.       Terms of Restricted Stock Awards. Restricted Stock Awards will be subject to such restrictions as the Committee may impose or are required by law. These restrictions may be based on completion of a specified number of years of service with the Company or upon completion of Performance Factors, if any, during any Performance Period as set out in advance in the Participant’s Award Agreement. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

6.5.       Termination of Participant. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

7.      STOCK BONUS AWARDS.

7.1.       Awards of Stock Bonuses. A Stock Bonus Award is an award to an eligible person of Shares for services to be rendered or for past services already rendered to the Company or any Parent or Subsidiary. All Stock Bonus Awards shall be made pursuant to an Award Agreement. No payment from the Participant will be required for Shares awarded pursuant to a Stock Bonus Award, except for any taxes required as outlined under Section 13.

7.2.       Terms of Stock Bonus Awards. The Committee will determine the number of Shares to be awarded to the Participant under a Stock Bonus Award and any restrictions thereon. These restrictions may be based upon completion of a specified number of years of service with the Company or upon satisfaction of performance goals based on Performance Factors during any Performance Period as set out in advance in the Participant’s Stock Bonus Agreement. Prior to the grant of any Stock Bonus Award the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Stock Bonus Award; (b) select from among the Performance Factors to be used to measure performance goals; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Stock Bonus Awards that are subject to different Performance Periods and different performance goals and other criteria.

7.3.       Form of Payment to Participant. Payment may be made in the form of cash, whole Shares, or a combination thereof, based on the Fair Market Value of the Shares earned under a Stock Bonus Award on the date of payment, as determined in the sole discretion of the Committee.

7.4.       Termination of Participation. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

8.      STOCK APPRECIATION RIGHTS.

8.1.       Awards of SARs. A SAR is an award to a Participant that may be settled in cash, or Shares (which may consist of Restricted Stock), having a value equal to (a) the difference between the Fair Market Value on the date of exercise over the Exercise Price multiplied by (b) the number of Shares with respect to which the SAR is being settled (subject to any maximum number of Shares that may be issuable as specified in an Award Agreement). All SARs shall be made pursuant to an Award Agreement.

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8.2.       Terms of SARs. The Committee will determine the terms of each SAR including, without limitation: (a) the number of Shares subject to the SAR; (b) the Exercise Price and the time or times during which the SAR may be settled; (c) the consideration to be distributed on settlement of the SAR; and (d) the effect of the Participant’s Termination on each SAR. The Exercise Price of the SAR will be determined by the Committee when the SAR is granted, and may not be less than Fair Market Value. A SAR may be awarded upon satisfaction of Performance Factors, if any, during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the SAR is being earned upon the satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each SAR; and (y) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to SARs that are subject to different Performance Factors and other criteria.

8.3.       Exercise Period and Expiration Date. A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Award Agreement governing such SAR. The SAR Agreement shall set forth the expiration date; provided that no SAR will be exercisable after the expiration of ten (10) years from the date the SAR is granted. The Committee may also provide for SARs to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the attainment during a Performance Period of performance goals based on Performance Factors), in such number of Shares or percentage of the Shares subject to the SAR as the Committee determines. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee). Notwithstanding the foregoing, the rules of Section 5.6 also will apply to SARs.

8.4.       Form of Settlement. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying (i) the difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price; times (ii) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment from the Company for the SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. The portion of a SAR being settled may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee determines, provided that the terms of the SAR and any deferral satisfy the requirements of Section 409A of the Code.

8.5.       Termination of Participation. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

9.      RESTRICTED STOCK UNITS.

9.1.       Awards of Restricted Stock Units. A Restricted Stock Unit (“RSU”) is an award to a Participant covering a number of Shares that may be settled in cash, or by issuance of those Shares (which may consist of Restricted Stock). All RSUs shall be made pursuant to an Award Agreement.

9.2.       Terms of RSUs. The Committee will determine the terms of an RSU including, without limitation: (a) the number of Shares subject to the RSU; (b) the time or times during which the RSU may be settled; (c) the consideration to be distributed on settlement; and (d) the effect of the Participant’s Termination on each RSU. An RSU may be awarded upon satisfaction of such performance goals based on Performance Factors during any Performance Period as are set out in advance in the Participant’s Award Agreement. If the RSU is being earned upon satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for the RSU; (y) select from among the Performance Factors to be used to measure the performance, if any; and (z) determine the number of Shares deemed subject to the RSU. Performance Periods may overlap and participants may participate simultaneously with respect to RSUs that are subject to different Performance Periods and different performance goals and other criteria.

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9.3.       Form and Timing of Settlement. Payment of earned RSUs shall be made as soon as practicable after the date(s) determined by the Committee and set forth in the Award Agreement. The Committee, in its sole discretion, may settle earned RSUs in cash, Shares, or a combination of both. The Committee may also permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code.

9.4.       Termination of Participant. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

10.      PERFORMANCE AWARDS.

10.1.       Performance Awards. A Performance Award is an award to a Participant of a cash bonus or a Performance Share bonus. Grants of Performance Awards shall be made pursuant to an Award Agreement.

10.2.       Terms of Performance Awards. The Committee will determine, and each Award Agreement shall set forth, the terms of each award of Performance Award including, without limitation: (a) the amount of any cash bonus; (b) the number of Shares deemed subject to a Performance Share bonus; (c) the Performance Factors and Performance Period that shall determine the time and extent to which each Performance Award shall be settled; (d) the consideration to be distributed on settlement; and (e) the effect of the Participant’s Termination on each Performance Award. In establishing Performance Factors and the Performance Period the Committee will: (x) determine the nature, length and starting date of any Performance Period; and (y) select from among the Performance Factors to be used. Prior to settlement the Committee shall determine the extent to which Performance Awards have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Awards that are subject to different Performance Periods and different performance goals and other criteria.

10.3.       Value, Earning and Timing of Performance Shares. Any Performance Share bonus will have an initial value equal to the Fair Market Value of a Share on the date of grant. After the applicable Performance Period has ended, the holder of a Performance Share bonus will be entitled to receive a payout of the number of Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Factors or other vesting provisions have been achieved. The Committee, in its sole discretion, may pay an earned Performance Share bonus in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Shares at the close of the applicable Performance Period) or in a combination thereof. Performance Share bonuses may also be settled in Restricted Stock.

10.4.       Termination of Participant. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

11.      PAYMENT FOR SHARE PURCHASES. Payment from a Participant for Shares purchased pursuant to this Plan may be made in cash or by check or, where expressly approved for the Participant by the Committee and where permitted by law (and to the extent not otherwise set forth in the applicable Award Agreement):

11.1.      By cancellation of indebtedness of the Company to the Participant;

11.2.      By surrender of shares of the Company held by the Participant that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Award will be exercised or settled;

11.3.      By waiver of compensation due or accrued to the Participant for services rendered or to be rendered to the Company or a Parent or Subsidiary of the Company;

11.4.      By consideration received by the Company pursuant to a broker-assisted or other form of cashless exercise program implemented by the Company in connection with the Plan;

11.5.      By any combination of the foregoing; or

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11.6.      By any other method of payment as is permitted by applicable law.

12.      GRANTS TO NON-EMPLOYEE DIRECTORS.

12.1.       Types of Awards. Non-Employee Directors are eligible to receive any type of Award offered under this Plan except ISOs. Awards pursuant to this Section 12 may be automatically made pursuant to policy adopted by the Board, or made from time to time as determined in the discretion of the Board.

12.2.       Eligibility. Awards pursuant to this Section 12 shall be granted only to Non-Employee Directors. A Non-Employee Director who is elected or re-elected as a member of the Board will be eligible to receive an Award under this Section 12.

12.3.       Vesting, Exercisability and Settlement. Except as set forth in Section 21, Awards shall vest, become exercisable and be settled as determined by the Board. With respect to Options and SARs, the exercise price granted to Non-Employee Directors shall not be less than the Fair Market Value of the Shares at the time that such Option or SAR is granted.

12.4.       Election to receive Awards in Lieu of Cash. A Non-Employee Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash or Awards or a combination thereof, as determined by the Committee. Such Awards shall be issued under the Plan. An election under this Section 12.4 shall be filed with the Company on the form prescribed by the Company.

13.      WITHHOLDING TAXES.

13.1.       Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company, or to the Parent or Subsidiary employing the Participant, an amount sufficient to satisfy applicable U.S. federal, state, local and international withholding tax requirements or any other tax liability legally due from the Participant prior to the delivery of Shares pursuant to exercise or settlement of any Award. Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable U.S. federal, state, local and international withholding tax requirements or any other tax liability legally due from the Participant.

13.2.       Stock Withholding. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time and to limitations of local law, may require or permit a Participant to satisfy such tax withholding obligation or any other tax liability legally due from the Participant, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld, or (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

14.      TRANSFERABILITY.

14.1.       Transfer Generally. Unless determined otherwise by the Committee or pursuant to Section 14.2, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. If the Committee makes an Award transferable, including, without limitation, by instrument to an inter vivos or testamentary trust in which the Awards are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift to a Permitted Transferee, such Award will contain such additional terms and conditions as the Committee deems appropriate. All Awards shall be exercisable: (i) during the Participant’s lifetime only by (A) the Participant, or (B) the Participant’s guardian or legal representative; (ii) after the Participant’s death, by the legal representative of the Participant’s heirs or legatees; and (iii) in the case of all awards except ISOs, by a Permitted Transferee.

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14.2.       Award Transfer Program. Notwithstanding any contrary provision of the Plan, the Committee shall have all discretion and authority to determine and implement the terms and conditions of any Award Transfer Program instituted pursuant to this Section 14.2 and shall have the authority to amend the terms of any Award participating, or otherwise eligible to participate in, the Award Transfer Program, including (but not limited to) the authority to (i) amend (including to extend) the expiration date, post-termination exercise period and/or forfeiture conditions of any such Award, (ii) amend or remove any provisions of the Award relating to the Award holder’s continued service to the Company, (iii) amend the permissible payment methods with respect to the exercise or purchase of any such Award, (iv) amend the adjustments to be implemented in the event of changes in the capitalization and other similar events with respect to such Award, and (v) make such other changes to the terms of such Award as the Committee deems necessary or appropriate in its sole discretion.

15.      PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.

15.1.       Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant, except for any dividend equivalent rights permitted by an applicable Award Agreement. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant’s Purchase Price or Exercise Price, as the case may be, pursuant to Section 15.2.

15.2.       Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) a right to repurchase (a “Right of Repurchase”) a portion of any or all Unvested Shares held by a Participant following such Participant’s Termination at any time within ninety (90) days after the later of the Participant’s Termination Date and the date the Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Purchase Price or Exercise Price, as the case may be.

16.      CERTIFICATES. All Shares or other securities whether or not certificated, delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable U.S. federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted and any non-U.S. exchange controls or securities law restrictions to which the Shares are subject.

17.      ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of the Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

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18.      REPRICING; EXCHANGE AND BUYOUT OF AWARDS. Without prior stockholder approval the Committee may (i) reprice Options or SARS (and where such repricing is a reduction in the Exercise Price of outstanding Options or SARS, the consent of the affected Participants is not required provided written notice is provided to them, notwithstanding any adverse tax consequences to them arising from the repricing), and (ii) with the consent of the respective Participants (unless not required pursuant to Section 5.9 of the Plan), pay cash or issue new Awards in exchange for the surrender and cancellation of any, or all, outstanding Awards.

19.      SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable U.S. and foreign federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any foreign or state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

20.      NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant’s employment or other relationship at any time.

21.      CORPORATE TRANSACTIONS.

21.1.       Assumption or Replacement of Awards by Successor. In the event of a Corporate Transaction any or all outstanding Awards may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, then notwithstanding any other provision in this Plan to the contrary, such Awards shall have their vesting accelerate as to all shares subject to such Award (and any applicable right of repurchase fully lapse) immediately prior to the Corporate Transaction and then such Awards will terminate. In addition, in the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, the Committee will notify the Participant in writing or electronically that such Award will be exercisable for a period of time determined by the Committee in its sole discretion, and such Award will terminate upon the expiration of such period. Awards need not be treated similarly in a Corporate Transaction.

21.2.       Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Purchase Price or the Exercise Price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such Award will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option in substitution rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price. Substitute Awards shall not reduce the number of Shares authorized for grant under the Plan or authorized for grant to a Participant in any calendar year.

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21.3.       Non-Employee Directors’ Awards. Notwithstanding any provision to the contrary herein, in the event of a Corporate Transaction, the vesting of all Awards granted to Non-Employee Directors shall accelerate and such Awards shall become exercisable (as applicable) in full prior to the consummation of such event at such times and on such conditions as the Committee determines.

22.      ADOPTION AND STOCKHOLDER APPROVAL. This Plan shall be submitted for the approval of the Company’s stockholders, consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board.

23.      TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will become effective on the Effective Date and will terminate ten (10) years from the date this Plan is adopted by the Board. This Plan and all Awards granted hereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

24.      AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including, without limitation, amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval; provided further, that a Participant’s Award shall be governed by the version of this Plan then in effect at the time such Award was granted.

25.      NON-EXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock awards and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

26.      INSIDER TRADING POLICY. Each Participant who receives an Award shall comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by Employees, officers and/or directors of the Company.

27.      DEFERRALS.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE COMMITTEE, IN ITS SOLE DISCRETION, MAY DETERMINE THAT THE DELIVERY OF COMMON STOCK OR THE PAYMENT OF CASH, UPON THE EXERCISE, VESTING OR SETTLEMENT OF ALL OR A PORTION OF ANY AWARD MAY BE DEFERRED AND MAY ESTABLISH PROGRAMS AND PROCEDURES FOR DEFERRAL ELECTIONS TO BE MADE BY PARTICIPANTS. DEFERRALS BY PARTICIPANTS WILL BE MADE IN ACCORDANCE WITH SECTION 409A OF THE CODE (TO THE EXTENT APPLICABLE TO A PARTICIPANT). CONSISTENT WITH SECTION 409A OF THE CODE, THE COMMITTEE MAY PROVIDE FOR DISTRIBUTIONS WHILE A PARTICIPANT IS STILL AN EMPLOYEE OR OTHERWISE PROVIDING SERVICES TO THE COMPANY. THE COMMITTEE IS AUTHORIZED TO MAKE DEFERRALS OF AWARDS AND DETERMINE WHEN, AND IN WHAT ANNUAL PERCENTAGES, PARTICIPANTS MAY RECEIVE PAYMENTS, INCLUDING LUMP SUM PAYMENTS, FOLLOWING THE PARTICIPANT’S TERMINATION WITH THE COMPANY, AND IMPLEMENT SUCH OTHER TERMS AND CONDITIONS CONSISTENT WITH THE PROVISIONS OF THE PLAN AND IN ACCORDANCE WITH APPLICABLE LAW.

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28.      COMPLIANCE WITH SECTION 409A.  UNLESS OTHERWISE EXPRESSLY PROVIDED FOR IN AN AWARD AGREEMENT, THE PLAN AND AWARD AGREEMENTS WILL BE INTERPRETED TO THE GREATEST EXTENT POSSIBLE IN A MANNER THAT MAKES THE PLAN AND THE AWARDS GRANTED HEREUNDER EXEMPT FROM SECTION 409A OF THE CODE, AND, TO THE EXTENT NOT SO EXEMPT, IN COMPLIANCE WITH SECTION 409A OF THE CODE. IF THE COMMITTEE DETERMINES THAT ANY AWARD GRANTED HEREUNDER IS NOT EXEMPT FROM AND IS THEREFORE SUBJECT TO SECTION 409A OF THE CODE, THE AWARD AGREEMENT EVIDENCING SUCH AWARD WILL INCORPORATE THE TERMS AND CONDITIONS NECESSARY TO AVOID THE CONSEQUENCES SPECIFIED IN SECTION 409A(A)(1) OF THE CODE, AND TO THE EXTENT AN AWARD AGREEMENT IS SILENT ON TERMS NECESSARY FOR COMPLIANCE, SUCH TERMS ARE HEREBY INCORPORATED BY REFERENCE INTO THE AWARD AGREEMENT. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS PLAN (AND UNLESS THE AWARD AGREEMENT SPECIFICALLY PROVIDES OTHERWISE), IF THE SHARES OF COMMON STOCK ARE PUBLICLY TRADED, AND IF A PARTICIPANT HOLDING AN AWARD THAT CONSTITUTES “DEFERRED COMPENSATION” UNDER SECTION 409A OF THE CODE IS A “SPECIFIED EMPLOYEE” FOR PURPOSES OF SECTION 409A OF THE CODE, NO DISTRIBUTION OR PAYMENT OF ANY AMOUNT THAT IS DUE BECAUSE OF A “SEPARATION FROM SERVICE” (AS DEFINED IN SECTION 409A OF THE CODE WITHOUT REGARD TO ALTERNATIVE DEFINITIONS THEREUNDER) WILL BE ISSUED OR PAID BEFORE THE DATE THAT IS SIX (6) MONTHS FOLLOWING THE DATE OF SUCH PARTICIPANT’S “SEPARATION FROM SERVICE” OR, IF EARLIER, THE DATE OF THE PARTICIPANT’S DEATH, UNLESS SUCH DISTRIBUTION OR PAYMENT CAN BE MADE IN A MANNER THAT COMPLIES WITH SECTION 409A OF THE CODE, AND ANY AMOUNTS SO DEFERRED WILL BE PAID IN A LUMP SUM ON THE DAY AFTER SUCH SIX (6) MONTH PERIOD ELAPSES, WITH THE BALANCE PAID THEREAFTER ON THE ORIGINAL SCHEDULE.

29.      CLAWBACK/RECOVERY.  ALL AWARDS GRANTED UNDER THE PLAN WILL BE SUBJECT TO RECOUPMENT IN ACCORDANCE WITH ANY CLAWBACK POLICY THAT THE COMPANY IS REQUIRED TO ADOPT PURSUANT TO THE LISTING STANDARDS OF ANY NATIONAL SECURITIES EXCHANGE OR ASSOCIATION ON WHICH THE COMPANY’S SECURITIES ARE LISTED OR AS IS OTHERWISE REQUIRED BY THE DODD-FRANK WALL STREET REFORM AND CONSUMER PROTECTION ACT OR OTHER APPLICABLE LAW. IN ADDITION, THE COMMITTEE MAY IMPOSE SUCH OTHER CLAWBACK, RECOVERY OR RECOUPMENT PROVISIONS IN AN AWARD AGREEMENT AS THE COMMITTEE DETERMINES NECESSARY OR APPROPRIATE, INCLUDING, BUT NOT LIMITED TO, A REACQUISITION RIGHT IN RESPECT OF PREVIOUSLY ACQUIRED SHARES OF COMMON STOCK OR OTHER CASH OR PROPERTY UPON THE OCCURRENCE OF CAUSE. NO RECOVERY OF COMPENSATION UNDER SUCH A CLAWBACK POLICY WILL BE AN EVENT GIVING RISE TO A RIGHT TO RESIGN FOR “GOOD REASON” OR “CONSTRUCTIVE TERMINATION” (OR SIMILAR TERM) UNDER ANY AGREEMENT WITH THE COMPANY, THE PARENT, OR A SUBSIDIARY.

30.      DISSOLUTION OR LIQUIDATION.    EXCEPT AS OTHERWISE PROVIDED IN THE AWARD AGREEMENT, IN THE EVENT OF A DISSOLUTION OR LIQUIDATION OF THE COMPANY, ALL OUTSTANDING AWARDS (OTHER THAN AWARDS CONSISTING OF VESTED AND OUTSTANDING SHARES OF COMMON STOCK NOT SUBJECT TO A FORFEITURE CONDITION OR THE COMPANY’S RIGHT OF REPURCHASE) WILL TERMINATE IMMEDIATELY PRIOR TO THE COMPLETION OF SUCH DISSOLUTION OR LIQUIDATION, AND THE SHARES OF COMMON STOCK SUBJECT TO THE COMPANY’S REPURCHASE RIGHTS OR SUBJECT TO A FORFEITURE CONDITION MAY BE REPURCHASED OR REACQUIRED BY THE COMPANY NOTWITHSTANDING THE FACT THAT THE HOLDER OF SUCH AWARD IS PROVIDING CONTINUOUS SERVICES TO THE COMPANY; PROVIDED, HOWEVER, THAT THE COMMITTEE MAY, IN ITS SOLE DISCRETION, CAUSE SOME OR ALL AWARDS TO BECOME FULLY VESTED, EXERCISABLE AND/OR NO LONGER SUBJECT TO REPURCHASE OR FORFEITURE (TO THE EXTENT SUCH AWARDS HAVE NOT PREVIOUSLY EXPIRED OR TERMINATED) BEFORE THE DISSOLUTION OR LIQUIDATION IS COMPLETED BUT CONTINGENT ON ITS COMPLETION.

31.      DEFINITIONS. As used in this Plan, and except as elsewhere defined herein, the following terms will have the following meanings:

“Award” means any award under the Plan, including any Option, Restricted Stock, Stock Bonus, Stock Appreciation Right, Restricted Stock Unit, or award of Performance Shares.

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“Award Agreement” means, with respect to each Award, the written or electronic agreement between the Company and the Participant setting forth the terms and conditions of the Award, which shall be in substantially a form (which need not be the same for each Participant) that the Committee has from time to time approved, and will comply with and be subject to the terms and conditions of this Plan.

“Award Transfer Program” means any program instituted by the Committee which would permit Participants the opportunity to transfer any outstanding Awards to a financial institution or other person or entity approved by the Committee.

“Board” means the Board of Directors of the Company.

“Cause” means (i) embezzlement or misappropriation of funds; (ii) conviction of, or entry of a plea of nolo contendre to, a felony involving moral turpitude; (iii) commission of material acts of dishonesty, fraud, or deceit; (iv) breach of any material provisions of any employment agreement; (v) habitual or willful neglect of duties; (vi) breach of fiduciary duty; or (vii) material violation of any other duty whether imposed by law or the Board.

“Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

“Committee” means the Compensation Committee of the Board or those persons to whom administration of the Plan, or part of the Plan, has been delegated as permitted by law.

“Common Stock” means the common stock of the Company.

“Company” means GlyEco, Inc., or any successor corporation.

“Consultant” means any person, including an advisor or independent contractor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

“Corporate Transaction” means the occurrence of any of the following events: (i)  any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then-outstanding voting securities; (ii) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation or (iv) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company).

“Director” means a member of the Board.

“Disability” means in the case of incentive stock options, total and permanent disability as defined in Section 22(e)(3) of the Code and in the case of other Awards, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

“Effective Date” means November 14, 2017.

“Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

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“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Exchange Program” means a program pursuant to which (i) outstanding Awards are surrendered, cancelled or exchanged for cash, the same type of Award or a different Award (or combination thereof) or (ii) the exercise price of an outstanding Award is increased or reduced.

“Exercise Price” means, with respect to an Option, the price at which a holder may purchase the Shares issuable upon exercise of an Option and with respect to a SAR, the price at which the SAR is granted to the holder thereof.

“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(a)	If such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(b)	If such Common Stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(c)	In the case of an Option or SAR grant made on the Effective Date, the price per share at which shares of the Company’s Common Stock are initially offered for sale to the public by the Company’s underwriters in the initial public offering of the Company’s Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

(d)	If none of the foregoing is applicable, by the Board or the Committee in good faith.

“Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

“ISO” means any Incentive Stock Option within the meaning of the Code.

“Non-Employee Director” means a Director who is not an Employee of the Company or any Parent or Subsidiary.

“NQSO” means any Nonqualified Stock Option within the meaning of the Code.

“Option” means an award of an option to purchase Shares pursuant to Section 5.

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Participant” means a person who holds an Award under this Plan.

“Performance Award” means cash or stock granted pursuant to Section 10 or Section 12 of the Plan.

“Performance Factors” means any of the factors selected by the Committee and specified in an Award Agreement, from among the following objective measures, either individually, alternatively or in any combination, applied to the Company as a whole or any business unit or Subsidiary, either individually, alternatively, or in any combination, on a GAAP or non-GAAP basis, and measured, to the extent applicable on an absolute basis or relative to a pre-established target, to determine whether the performance goals established by the Committee with respect to applicable Awards have been satisfied:

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(a)	Profit Before Tax;

(b)	Billings;

(c)	Revenue;

(d)	Net revenue;

(e)	Earnings (which may include earnings before interest and taxes, earnings before taxes, and net earnings);

(f)	Operating income;

(g)	Operating margin;

(h)	Operating profit;

(i)	Controllable operating profit, or net operating profit;

(j)	Net Profit;

(k)	Gross margin;

(l)	Operating expenses or operating expenses as a percentage of revenue;

(m)	Net income;

(n)	Earnings per share;

(o)	Total stockholder return;

(p)	Market share;

(q)	Return on assets or net assets;

(r)	The Company’s stock price;

(s)	Growth in stockholder value relative to a pre-determined index;

(t)	Return on equity;

(u)	Return on invested capital;

(v)	Cash Flow (including free cash flow or operating cash flows)

(w)	Cash conversion cycle;

(x)	Economic value added;

(y)	Individual confidential business objectives;

(z)	Contract awards or backlog;

(aa)	Overhead or other expense reduction;

(bb)	Credit rating;

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(cc)	Strategic plan development and implementation;

(dd)	Succession plan development and implementation;

(ee)	Improvement in workforce diversity;

(ff)	Customer indicators;

(gg)	New product invention or innovation;

(hh)	Attainment of research and development milestones;

(ii)	Improvements in productivity;

(jj)	Bookings; and

(kk)	Attainment of objective operating goals and employee metrics; and

The Committee may, in recognition of unusual or non-recurring items such as acquisition-related activities or changes in applicable accounting rules, provide for one or more equitable adjustments (based on objective standards) to the Performance Factors to preserve the Committee’s original intent regarding the Performance Factors at the time of the initial award grant. It is within the sole discretion of the Committee to make or not make any such equitable adjustments.

“Performance Period” means the period of service determined by the Committee, during which years of service or performance is to be measured for the Award.

“Performance Share” means a performance share bonus granted as a Performance Award.

“Permitted Transferee” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships) of the Employee, any person sharing the Employee’s household (other than a tenant or employee), a trust in which these persons (or the Employee) have more than 50% of the beneficial interest, a foundation in which these persons (or the Employee) control the management of assets, and any other entity in which these persons (or the Employee) own more than 50% of the voting interests.

“Plan” means this GlyEco, Inc. 2017 Incentive Compensation Plan.

“Purchase Price” means the price to be paid for Shares acquired under the Plan, other than Shares acquired upon exercise of an Option or SAR.

“Restricted Stock Award” means an award of Shares pursuant to Section 6 or Section 12 of the Plan, or issued pursuant to the early exercise of an Option.

“Restricted Stock Unit” means an Award granted pursuant to Section 9 or Section 12 of the Plan.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means shares of the Company’s Common Stock and the common stock of any successor security.

“Stock Appreciation Right” or “SAR” means an Award granted pursuant to Section 8 or Section 12 of the Plan.

“Stock Bonus” means an Award granted pursuant to Section 7 or Section 12 of the Plan.

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“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i)  sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee; provided, that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Parent or Subsidiary of the Company as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the applicable Award Agreement. In the event of military leave, if required by applicable laws, vesting shall continue for the longest period that vesting continues under any other statutory or Company approved leave of absence and, upon a Participant’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Awards to the same extent as would have applied had the Participant continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave. An employee shall have terminated employment as of the date he or she ceases to be employed (regardless of whether the termination is in breach of local laws or is later found to be invalid) and employment shall not be extended by any notice period or garden leave mandated by local law. The Committee will have sole discretion to determine whether a Participant has ceased to provide services for purposes of the Plan and the effective date on which the Participant ceased to provide services (the “Termination Date”).

“Unvested Shares” means Shares that have not yet vested or are subject to a right of repurchase in favor of the Company (or any successor thereto).

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APPENDIX C

GlyEco, INC.

2017 EMPLOYEE STOCK PURCHASE PLAN

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GLYECO, INC.

2017 EMPLOYEE STOCK PURCHASE PLAN

Section 1. Purpose.

The purpose of the GlyEco, INC. 2017 EMPLOYEE STOCK PURCHASE PLAN (the “Plan”) is to promote the interest of GlyEco, Inc., a Nevada corporation (“GlyEco”) and its stockholders by providing employees of GlyEco and its Designated Subsidiaries with an opportunity to purchase Common Stock of GlyEco through accumulated payroll deductions. By encouraging stock ownership, GlyEco seeks to attract, retain and motivate employees and to encourage them to devote their best efforts to the business and financial success of GlyEco. It is the intention of GlyEco to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed in a manner consistent with the requirements of that section of the Code.

Section 2. Definitions.

For purposes of the Plan, the following capitalized terms shall have the following meanings:

2.1 “Board of Directors” or “Board” means the Board of Directors of GlyEco.

2.2 “Code” means the Internal Revenue Code of 1986, as amended.

2.3 “Committee” means the compensation committee of the Board, and shall consist solely of three or more Board members who are not employees of GlyEco or any Subsidiary unless otherwise determined by the Board. If no compensation committee exists, or for any other reason as may be determined by the Board it decides to serve as the Committee, the Board shall be considered the Committee and may take any action under the Plan that would otherwise be the responsibility of the Committee.

2.4 “Common Stock” means the common stock, $0.0001 par value, of GlyEco.

2.5 “Compensation” means all base straight time gross earnings and commissions, but exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.

2.6 “Designated Subsidiary” means any Subsidiary that has been designated by the Committee from time to time in its sole discretion as eligible to participate in the Plan.

2.7 “Employee” means any individual who is an employee of GlyEco or a Designated Subsidiary as the term is used in Treasury Regulation Section 1.423-2(e) and described in Treasury Regulation Section 1.421-1(h); PROVIDED, HOWEVER, EMPLOYEES WHO HAVE BEEN EMPLOYED LESS THAN THIRTY (30) DAYS PRIOR TO THE APPLICABLE OFFERING PERIOD, EMPLOYEES WHOSE CUSTOMARY EMPLOYMENT WITH GLYECO IS TWENTY (20) HOURS OR LESS PER WEEK, EMPLOYEES WHOSE CUSTOMARY EMPLOYMENT WITH GLYECO IS FOR NOT MORE THAN FIVE (5) MONTHS IN ANY CALENDAR YEAR, AND EMPLOYEES WHO ARE RESIDENTS OF OR EMPLOYED IN ANY JURISDICTION IN WHICH SUCH A PLAN IS PROHIBITED UNDER APPLICABLE LAW SHALL NOT BE DEEMED EMPLOYEES FOR THE PURPOSES OF THIS PLAN. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by GlyEco. Where the period of leave exceeds 90 days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

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2.8 “Enrollment Date” means the first Trading Day of each Offering Period.

2.9 “Exercise Date” means the last Trading Day of each Offering Period.

2.10 “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

2.10.1 If there should be a public market for the Common Stock on such date, the closing price of the Common Stock as reported on such date on the composite tape of the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if no composite tape exists for such national securities exchange on such date, then the closing price on the principal national securities exchange on which the Common Stock is listed or admitted to trading.

2.10.2 If the Common Stock is not listed or admitted on a national securities exchange, the arithmetic mean of the closing bid price and closing asked price for the Common Stock on such date as quoted on the National Association of Securities Dealers Automated Quotation System (or such market in which such prices are regularly quoted).

2.10.3 If the day is not a Trading Day, and as a result, paragraphs 2.10.1 and 2.10.2 above are inapplicable, the “Fair Market Value” of the Stock shall be determined as of the next earlier Trading Day. If paragraphs 2.10.1 and 2.10.2 above are otherwise inapplicable, then the “Fair Market Value” of the Common Stock shall be as determined in good faith by the Committee.

2.11 “Highly Compensated Employee” has the same meaning as the term is used in Section 414(q) of the Code.

2.12 “Offering Periods” means the period of approximately six (6) months during which an option shall be granted and may be exercised pursuant to the Plan, commencing on the first Trading Day on or after January 1st and July 1st of each year following the approval of the Plan by GlyEco’s stockholders and the Board of Directors, and terminating on the last Trading Day in the periods ending six (6) months later from each beginning date. Notwithstanding the foregoing, the first Offering Period shall commence on January 1, 2018 and shall terminate on the last trading day on or before June 30, 2028. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

2.13 “Plan” means this GlyEco, Inc. 2017 Employee Stock Purchase Plan.

2.14 “Purchase Price” means the lesser of 85% of the Fair Market Value of a share of Common Stock on the Exercise Date of the current Offering Period or 85% of the Fair Market Value of a share of Common Stock on the Grant Date of the current Offering Period; provided however, that the Purchase Price may be adjusted by the Board or the Committee pursuant to Section 20.

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2.15 “Reserves” means the number of shares of Common Stock covered by each option under the Plan that have not yet been exercised and the number of shares of Common Stock that have been authorized for issuance under the Plan but not yet placed under option.

2.16 “Subsidiary” has the meaning set forth for “subsidiary corporation” in Section 424(f) of the Code, whereby a Subsidiary means any corporation (other than the employer corporation) in an unbroken chain of corporations beginning with the employer corporation if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.17 “GlyEco” means GlyEco, Inc., a Nevada corporation.

2.18 “Trading Day” means a day on which the quotation medium, market, or exchange on which GlyEco is then-traded is open for trading.

Section 3. Eligibility.

3.1 Any individual who is an Employee of GlyEco or a Designated Subsidiary on a given Enrollment Date shall be eligible to participate in the Plan.

3.2 Notwithstanding any provision of the Plan to the contrary, no Employee shall be granted an option under the Plan: (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to section 424(d) of the Code) would own stock of GlyEco and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the stock of GlyEco or of any Subsidiary thereof; or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of GlyEco and its Subsidiaries would accrue at a rate which exceeds Two Hundred, Fifty Thousand Dollars ($250,000) of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

Section 4. Offering Periods.

The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing and ending as set forth in Section 2.12, or on such other date as the Committee shall determine, and continuing thereafter until terminated in accordance with Section 20 hereof; provided, however, that the first Offering Period under the Plan shall commence pursuant to Section 2.12. Subject to compliance with the requirements of Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Committee shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

Section 5. Participation.

5.1 An eligible Employee may become a participant in the Plan by completing a Subscription Agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with GlyEco’s payroll office prior to the applicable Enrollment Date.

5.2 Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date after GlyEco receives the participant’s Subscription Agreement and shall end on the last payroll in the Offering Period to which such Subscription Agreement is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

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Section 6. Payroll Deductions.

6.1 At the time a participant files his or her Subscription Agreement, he or she shall elect to have payroll deductions made on each payday during the Offering Period in an amount not exceeding fifty percent (50%) of the Compensation that he or she receives on each payday during the Offering Period.

6.2 All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

6.3 A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with GlyEco a new Subscription Agreement authorizing a change in payroll deduction rate. The Committee may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after GlyEco’s receipt of the new Subscription Agreement unless GlyEco elects to process a given change in participation more quickly. A participant’s Subscription Agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

6.4 Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3.2 hereof, a participant’s payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period. Payroll deductions shall recommence at the rate provided in such participant’s Subscription Agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

6.5 At the time the option is exercised, in whole or in part, or at the time some or all of GlyEco’s Common Stock issued under the Plan is disposed of, the participant must make adequate provision for GlyEco’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, GlyEco may, but shall not be obligated to, withhold from the participant’s Compensation the amount necessary for GlyEco to meet applicable withholding obligations, including any withholding of any tax or benefits that may be attributable to the sale or early disposition of Common Stock by the Employee.

Section 7. Grant of Option.

On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of GlyEco’s Common Stock determined by dividing such Employee’s payroll deductions accumulated prior to such Exercise Date and retained in the participant’s account as of the Exercise Date by the applicable Purchase Price; provided, however, in no event will an eligible Employee be permitted to purchase more than a number of shares equal to the result of $250,000 divided by the Fair Market Value of GlyEco’s Common Stock on the first Trading Day during such Offering Period (subject to adjustment upon changes in capitalization of GlyEco as provided in Section 19 hereof ); and provided further that such purchase shall be subject to the limitations set forth in Sections 3.2 and 13 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period.

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Section 8. Exercise of Option.

8.1 Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share shall be retained in the participant’s account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant’s account after the Exercise Date shall be returned to the participant or, at the election of the participant, maintained in the Plan for use in subsequent Offering Periods. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.

8.2 If the Committee determines that, on a given Exercise Date, the number of shares with respect to which options are to be exercised may exceed: (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period; or (ii) the number of shares available for sale under the Plan on such Exercise Date, the Committee may in its sole discretion: (x) provide that GlyEco shall make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect; or (y) provide that GlyEco shall make a pro rata allocation of the shares available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all other Offering Periods then in effect pursuant to Section 20 hereof. GlyEco may make pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by GlyEco’s shareholders subsequent to such Enrollment Date.

Section 9. Delivery.

Certificates evidencing the shares purchased upon exercise of a participant’s option will be issued by GlyEco’s transfer agent as promptly as practicable after each Exercise Date on which a purchase of shares occurs. Notwithstanding the foregoing, shares purchased upon exercise of a participant’s option may be held electronically by an uncertificated book-entry by GlyEco’s transfer agent or by the Plan administrator.

Section 10. Withdrawal.

10.1 A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to GlyEco in the form of Exhibit B to this Plan. All of the participant’s payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant’s option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to GlyEco a new Subscription Agreement.

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10.2 A participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by GlyEco or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

Section 11. Termination of Employment.

Upon a participant’s ceasing to be an Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant’s account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, and such participant’s option shall be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant’s customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

Section 12. Interest.

No interest shall accrue on the payroll deductions of a participant in the Plan.

Section 13. Stock

13.1 Subject to adjustment upon changes in capitalization of GlyEco as provided in Section 19 hereof, the maximum number of shares of GlyEco’s Common Stock which shall be made available for sale under the Plan shall be 10,000,000 shares.

13.2 The participant shall have no interest or voting right in shares covered by his or her option until such option has been exercised.

13.3 Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse jointly with the right or survivorship.

Section 14. Administration.

The Board or the Committee, as determined in the sole discretion of the Board, shall administer the Plan. The Board or the Committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or the Committee shall, to the full extent permitted by law, be final and binding upon all parties.

Section 15. Designation of Beneficiary.

15.1 A participant, in its Subscription Agreement, may designate a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

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15.2 Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, GlyEco shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of GlyEco), GlyEco, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to GlyEco, then to such other person as GlyEco may designate.

Section 16. Transferability.

Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that GlyEco may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

Section 17. Use of Funds.

All payroll deductions received or held by GlyEco under the Plan may be used by GlyEco for any corporate purpose, and GlyEco shall not be obligated to segregate such payroll deductions.

Section 18. Reports.

Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

Section 19. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

19.1 Changes in Capitalization. Subject to any required action by the shareholders of GlyEco, the Reserves, the maximum number of shares each participant may purchase each Purchase Period (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by GlyEco; provided, however, that conversion of any convertible securities of GlyEco shall not be deemed to have been “effected without receipt of consideration”. Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by GlyEco of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

19.2 Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of GlyEco, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Committee. The New Exercise Date shall be before the date of GlyEco’s proposed dissolution or liquidation. The Committee shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

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19.3 Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of GlyEco, or the merger of GlyEco with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation, unless the successor corporation refuses to do so. In the event that the successor corporation refuses to assume or substitute for the option, any Offering Periods then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”) upon which the Offering Period then in progress shall end. The New Exercise Date shall be before the date of GlyEco’s proposed sale or merger. The Committee shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

Section 20. Amendment or Termination.

20.1 The Board of Directors or the Committee may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors or the Committee on any Exercise Date if the Board or the Committee determines that the termination of the Offering Period or the Plan is in the best interests of GlyEco and its shareholders. Except as provided in Section 19 and this Section 20 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), GlyEco shall obtain shareholder approval of any amendments to the Plan in such a manner and to such a degree as required.

20.2 Subject to compliance with the requirements of Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), but without shareholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Board or the Committee shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in GlyEco’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Board or the Committee determines in its sole discretion advisable which are consistent with the Plan.

20.3 Subject to compliance with the requirements of Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), in the event the Board or the Committee determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board or the Committee may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

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20.3.1 altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

20.3.2 shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and

20.3.3 allocating shares.

Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

Section 21. Conditions Upon Issuance of Shares.

Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for GlyEco with respect to such compliance.

As a condition to the exercise of an option, GlyEco may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for GlyEco, such a representation is required by any of the aforementioned applicable provisions of law.

Section 22. Term of Plan.

The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of GlyEco. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 20 hereof.

Section 23. Notices.

All notices or other communications by a participant to GlyEco under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by GlyEco at the location, or by the person, designated by GlyEco for the receipt thereof.

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EXHIBIT A

GlyEco, INC.

2017 EMPLOYEE STOCK PURCHASE PLAN

SUBSCRIPTION AGREEMENT

Original Application Enrollment Date: __________

__________ Change in Payroll Deduction Rate

__________ Change of Beneficiary(ies)

1. I hereby elect to participate in the GlyEco, Inc. 2017 Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”) and subscribe to purchase shares of GlyEco’s Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of __% of my Compensation on each payday (FROM 1% TO 50% but in no event greater than $250,000) during the Offering Period in accordance with the Employee Stock Purchase Plan (please note that no fractional percentages are permitted).

3. I understand that these payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete Employee Stock Purchase Plan. I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to shareholder approval of the Employee Stock Purchase Plan.

5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse only): __________.

6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the amount I received in such disposition over the price which I paid for the shares. I hereby agree to notify GlyEco in writing within 30 days after the date of any disposition of my shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. GlyEco may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to GlyEco any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of: (l) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares; or (2) the excess of the fair market value of the shares at the time the Enrollment Date (the first day of the Offering Period during which I purchased such shares) over the purchase price which I paid for the shares. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

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7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:

NAME: (Please print)

(First)	(Middle)	(Last)

Relationship

(Address)

Employee’s Social Security Number: _________________

Employee’s Address:

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated: _________________
Signature of Employee

Dated: _________________
Spouse’s Signature (If beneficiary is other than spouse)

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EXHIBIT B

GlyEco, INC.

2017 EMPLOYEE STOCK PURCHASE PLAN

NOTICE OF WITHDRAWAL

The undersigned participant in the Offering Period of the GlyEco, Inc. 2017 Employee Stock Purchase Plan which began on                     , 201_ (the “Enrollment Date”) hereby notifies GlyEco that he or she hereby withdraws from the Offering Period. He or she hereby directs GlyEco to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to GlyEco a new Subscription Agreement.

Name and Address of Participant:

Signature:____________________

Date:_______________________

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APPENDIX D

PLAN OF CONVERSION

of

GLYECO, INC.,

a Nevada corporation

into

GLYECO, INC.,

a Delaware corporation

This Plan of Conversion, dated as of [                    ], 2017 (including all of the Exhibits attached hereto, this “Plan”), is hereby adopted by GlyEco, Inc., a Nevada corporation, in order to set forth the terms, conditions and procedures governing the conversion of GlyEco, Inc. from a Nevada corporation to a Delaware corporation pursuant to Section 265 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), and Section 92A.120 of the Nevada Revised Statutes, as amended (the “NRS”).

RECITALS

Whereas, GlyEco, Inc. is a corporation organized and existing under the laws of the State of Nevada (the “Converting Entity”);

Whereas, the Board of Directors of the Converting Entity has determined that it would be advisable and in the best interests of the Converting Entity and its stockholders for the Converting Entity to convert from a Nevada corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Section 92A.120 of the NRS;

Whereas, the form, terms and provisions of this Plan have been authorized, approved and adopted by the Board of Directors of the Converting Entity;

Whereas, the Board of Directors of the Converting Entity has submitted this Plan to the stockholders of the Converting Entity for approval; and

Whereas, this Plan has been authorized, approved and adopted by the holders of a majority of the voting power of the stockholders of the Converting Entity.

Now, Therefore, the Converting Entity hereby adopts this Plan as follows:

PLAN OF CONVERSION

1.          Conversion; Effect of Conversion.

(a)          Upon the Effective Time (as defined in Section 3 below), the Converting Entity shall be converted from a Nevada corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Section 92A.120 of the NRS (the “Conversion”) and the Converting Entity, as converted to a Delaware corporation (the “Converted Entity”), shall thereafter be subject to all of the provisions of the DGCL, except that notwithstanding Section 106 of the DGCL, the existence of the Converted Entity shall be deemed to have commenced on the date the Converting Entity commenced its existence in the State of Nevada.

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(b)          Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, the Converted Entity shall, for all purposes of the laws of the State of Delaware, be deemed to be the same entity as the Converting Entity existing immediately prior to the Effective Time. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, for all purposes of the laws of the State of Delaware, all of the rights, privileges and powers of the Converting Entity existing immediately prior to the Effective Time, and all property, real, personal and mixed, and all debts due to the Converting Entity existing immediately prior to the Effective Time, as well as all other things and causes of action belonging to the Converting Entity existing immediately prior to the Effective Time, shall remain vested in the Converted Entity and shall be the property of the Converted Entity and the title to any real property vested by deed or otherwise in the Converting Entity existing immediately prior to the Effective Time shall not revert or be in any way impaired by reason of the Conversion; but all rights of creditors and all liens upon any property of the Converting Entity existing immediately prior to the Effective Time shall be preserved unimpaired, and all debts, liabilities and duties of the Converting Entity existing immediately prior to the Effective Time shall remain attached to the Converted Entity upon the Effective Time, and may be enforced against the Converted Entity to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by the Converted Entity in its capacity as a corporation of the State of Delaware. The rights, privileges, powers and interests in property of the Converting Entity existing immediately prior to the Effective Time, as well as the debts, liabilities and duties of the Converting Entity existing immediately prior to the Effective Time, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Converted Entity upon the Effective Time for any purpose of the laws of the State of Delaware.

(c)          The Conversion shall not be deemed to affect any obligations or liabilities of the Converting Entity incurred prior to the Conversion or the personal liability of any person incurred prior to the Conversion.

(d)          Upon the Effective Time, the name of the Converted Entity shall remain unchanged and continue to be “GlyEco, Inc.”

(e)          The Converting Entity intends for the Conversion to constitute a tax-free reorganization qualifying under Section 368(a) of the Internal Revenue Code of 1986, as amended.

2.          Filings.  As promptly as practicable following the adoption of this Plan by the Board of Directors and the stockholders of the Converting Entity, the Converting Entity shall cause the Conversion to be effective by:

(a)          executing and filing (or causing the execution and filing of) Articles of Conversion pursuant to Section 92A.205 of the NRS, substantially in the form of EXHIBIT A hereto (the “Nevada Articles of Conversion”), with the Secretary of State of the State of Nevada;

(b)          executing and filing (or causing the execution and filing of) a Certificate of Conversion pursuant to Sections 103 and 265 of the DGCL, substantially in the form of EXHIBIT B hereto (the “Delaware Certificate of Conversion”), with the Secretary of State of the State of Delaware; and

(c)          executing and filing (or causing the execution and filing of) a Certificate of Incorporation of the Converted Entity, substantially in the form of EXHIBIT C hereto (the “Delaware Certificate of Incorporation”), with the Secretary of State of the State of Delaware.

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3.          Effective Time.  The Conversion shall become effective upon the last to occur of the filing of the Nevada Articles of Conversion, the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation (the time of the effectiveness of the Conversion, the “Effective Time”).

4.          Effect of Conversion on Common Stock.  Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each share of Common Stock, $0.001 par value per share, of the Converting Entity (“Converting Entity Common Stock”) that is issued and outstanding immediately prior to the Effective Time shall convert into one validly issued, fully paid and nonassessable share of Common Stock, $0.0001 par value per share, of the Converted Entity (“Converted Entity Common Stock”).

5.          Effect of Conversion on Outstanding Stock Options.  Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each option to acquire shares of Converting Entity Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent option to acquire, upon the same terms and conditions (including the vesting schedule and exercise price per share applicable to each such option) as were in effect immediately prior to the Effective Time, the same number of shares of Converted Entity Common Stock.

6.          Effect of Conversion on Shares of Restricted Stock.  Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each restricted share of Converting Entity Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent restricted share of Converted Entity Common Stock with the same terms and conditions (including the vesting schedule applicable to each such share) as were in effect immediately prior to the Effective Time.

7.          Effect of Conversion on Outstanding Warrants or Other Rights.  Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each warrant or other right to acquire shares of Converting Entity Common Stock or Converting Entity Preferred Stock outstanding immediately prior to the Effective Time shall convert into an equivalent warrant or other right to acquire, upon the same terms and conditions (including the exercise price per share applicable to each such warrant or other right) as were in effect immediately prior to the Effective Time, the same number of shares of Converted Entity Common Stock or Converted Entity Preferred Stock, respectively.

8.          Effect of Conversion on Stock Certificates.  All of the outstanding certificates representing shares of Converting Entity Common Stock immediately prior to the Effective Time shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of Converted Entity Common Stock.

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9.            Effect of Conversion on Employee Benefit, Stock Option or Other Similar Plans. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each employee benefit plan, stock option plan or other similar plan to which the Converting Entity is a party shall continue to be a plan of the Converted Entity. To the extent that any such plan provides for the issuance of Converting Entity Common Stock, upon the Effective Time, such plan shall be deemed to provide for the issuance of Converted Entity Common Stock.

10.          Further Assurances.  If, at any time after the Effective Time, the Converted Entity shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan, (a) to vest, perfect or confirm, of record or otherwise, in the Converted Entity its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Converting Entity existing immediately prior to the Effective Time, or (b) to otherwise carry out the purposes of this Plan, the Converted Entity and its officers and directors (or their designees), are hereby authorized to solicit in the name of the Converted Entity any third-party consents or other documents required to be delivered by any third-party, to execute and deliver, in the name and on behalf of the Converted Entity, all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of the Converted Entity, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Converting Entity existing immediately prior to the Effective Time and otherwise to carry out the purposes of this Plan.

11.          Effect of Conversion on Directors and Officers.  Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, the members of the Board of Directors and the officers of the Converting Entity holding their respective offices in the Converting Entity existing immediately prior to the Effective Time shall continue in their respective offices as members of the Board of Directors and officers, respectively, of the Converted Entity.

12.          Delaware Bylaws.  Upon the Effective Time, the bylaws of the Converted Entity shall be the Bylaws of GlyEco, Inc., substantially in the form of EXHIBIT D hereto.

13.          Delaware Indemnification Agreements.  As promptly as practicable following the Effective Time, the Converted Entity shall enter into an Indemnification Agreement substantially in the form of EXHIBIT E hereto with each member of the Board of Directors of the Converted Entity and each executive officer of the Converted Entity.

14.          Copy of Plan of Conversion.  After the Conversion, a copy of this Plan will be kept on file at the offices of the Converted Entity, and any stockholder of the Converted Entity (or former stockholder of the Converting Entity) may request a copy of this Plan at no charge at any time.

15.          Termination.  At any time prior to the Effective Time, this Plan may be terminated and the transactions contemplated hereby may be abandoned by action of the Board of Directors of the Converting Entity if, in the opinion of the Board of Directors of the Converting Entity, such action would be in the best interests of the Converting Entity and its stockholders. In the event of termination of this Plan, this Plan shall become void and of no further force or effect.

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16.          Third Party Beneficiaries.  This Plan shall not confer any rights or remedies upon any person other than as expressly provided herein.

17.          Severability.  Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

In Witness Whereof, the undersigned hereby causes this Plan to be duly executed as of the date hereof.

GLYECO, INC.,
a Nevada corporation

By:
Name: Ian Rhodes Title: Chief Executive Officer

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APPENDIX E

BARBARA K. CEGAVSKE Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Conversion (PURSUANT TO NRS 92A.205) Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Conversion

(Pursuant to NRS 92A.205)

1.	Name and jurisdiction of organization of constituent entity and resulting entity:

GlyEco, Inc.
Name of constituent entity

Nevada	Corporation
Jurisdiction	Entity type *

and,
GlyEco, Inc.
Name of resulting entity

Delaware	Corporation
Jurisdiction	Entity type *

2.	A plan of conversion has been adopted by the constituent entity in compliance with the law of the jurisdiction governing the constituent entity.

3.	Location of plan of conversion: (check one)

☐	The entire plan of conversion is attached to these articles.

☑	The complete executed plan of conversion is on file at the registered office or principal place of business of the resulting entity.

☐	The complete executed plan of conversion for the resulting domestic limited partnership is on file at the records office required by NRS 88.330.

  * corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Conversion Page 1

Revised: 1-5-15

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BARBARA K. CEGAVSKE Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Conversion (PURSUANT TO NRS 92A.205) Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

4.	Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the resulting entity in the conversion):

Attn:	Ian Rhodes

c/o:	GlyEco, Inc.

230 Gill Way

Rock Hill, SC 29730

5.	Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)

Date:	Time:

6.	Signatures - must be signed by:

1. If constituent entity is a Nevada entity: an officer of each Nevada corporation; all general partners of each Nevada limited partnership or limited-liability limited partnership; a manager of each Nevada limited-liability company with managers or one member if there are no managers; a trustee of each Nevada business trust; a managing partner of a Nevada limited-liability partnership (a.k.a. general partnership governed by NRS chapter 87).

2. If constituent entity is a foreign entity: must be signed by the constituent entity in the manner provided by the law governing it.

  GlyEco, Inc.

  Name of constituent entity

X
Signature	Title	Date

* Pursuant to NRS 92A.205(4) if the conversion takes effect on a later date specified in the articles of conversion pursuant to NRS 92A.240, the constituent document filed with the Secretary of State pursuant to paragraph (b) subsection 1 must state the name and the jurisdiction of the constituent entity and that the existence of the resulting entity does not begin until the later date.

This statement must be included within the resulting entity’s articles.

FILING FEE: $350.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

Nevada Secretary of State 92A Conversion Page 2
This form must be accompanied by appropriate fees.	Revised: 1-5-15

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APPENDIX F

STATE OF DELAWARE

CERTIFICATE OF CONVERSION

FROM A NON-DELAWARE CORPORATION

TO A DELAWARE CORPORATION

PURSUANT TO SECTION 265 OF THE

DELAWARE GENERAL CORPORATION LAW

1.	The jurisdiction where the Non-Delaware Corporation first formed is the State of Nevada.

2.	The jurisdiction immediately prior to filing this Certificate is the State of Nevada.

3.	The date the Non-Delaware Corporation first formed is October 21, 2011.

4.	The name of the Non-Delaware Corporation immediately prior to filing this Certificate is GlyEco, Inc.

5.	The name of the Corporation as set forth in the Certificate of Incorporation is GlyEco, Inc.

In Witness Whereof, the undersigned being duly authorized to sign on behalf of the converting Non-Delaware Corporation has executed this Certificate on                     , 2017.

GLYECO, INC., a Nevada corporation

By:
Name: Ian Rhodes Title: Chief Executive Officer

F-1

APPENDIX G

CERTIFICATE OF INCORPORATION

OF

GLYECO, INC.

ARTICLE I

The name of the corporation is GlyEco, Inc. (the “Corporation”).

ARTICLE II

The address of the registered offices of the Corporation in the State of Delaware is [__________________]. The name of its registered agent in charge thereof is [_________________].

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as the same may be amended and supplemented from time to time (the “DGCL”).

ARTICLE IV

A.          The total number of shares which the Corporation shall have authority to issue is [___________] shares of capital stock, of which [___________] shares shall be designated Common Stock, $0.0001 par value per share (“Common Stock”), and [___________] shall be designated Preferred Stock, $0.0001 par value per share (“Preferred Stock”).

1.          Common Stock. All preferences, voting powers, relative, participating, optional or other special rights and privileges, and qualifications, limitations, or restrictions of the Common Stock are expressly made subject and subordinate to those that may be fixed with respect to any shares of the Preferred Stock. Except as otherwise required by law or this Certificate of Incorporation, each share of Common Stock shall entitle the holder thereof to one (1) vote, in person or by proxy, on each matter submitted to a vote of stockholders of the Corporation. Subject to the preferential rights of the Preferred Stock, the holders of shares of Common Stock shall be entitled to receive, when and if declared by the Board of Directors, out of the assets of the Corporation which are by law available therefor, dividends payable either in cash, in property or in shares of capital stock. In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock, holders of Common Stock shall be entitled, unless otherwise provided by law or this Certificate of Incorporation, to receive all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

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2.          Preferred Stock. The Preferred Stock may be issued from time to time in one or more series, as determined by the Board of Directors of the Corporation (the “Board of Directors”). The Board of Directors is expressly authorized to provide for the issue, in one or more series, of all or any of the remaining shares of Preferred Stock and, in the resolution or resolutions providing for such issue, to establish for each such series the number of its shares, the voting powers, full or limited, of the shares of such series, or that such shares shall have no voting powers, and the designations, preferences and relative, participating, optional or other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof. The Board of Directors is further expressly authorized to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issuance of shares of such series then outstanding, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in the Certificate of Incorporation or the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

ARTICLE V

A.          The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the Bylaws of the Corporation. The members of the Board of Directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. Directors need not be stockholders of the Corporation. Each director, including a director elected or appointed to fill a vacancy, shall hold office until the expiration of the term for which elected or appointed and until a successor has been elected and qualified, or until his or her death, resignation or removal; except that if any such election shall not be so held, such election shall take place at a stockholders’ meeting called in accordance with the DGCL.

B.          Notwithstanding the foregoing provisions of this Article V, each director shall serve until his or her successor is duly elected and qualified or until his or her death, resignation, or removal.

C.          One or more members of the Board of Directors (including the entire Board of Directors) may be removed at any time with or without cause by the holders of a majority of the shares then entitled to vote generally in the election of directors. Notwithstanding the foregoing, and except as otherwise required by law, whenever the holders of any one or more series of Preferred Stock shall have the right, voting separately as a class, to elect one or more directors of this corporation, the provisions of Clause C of this Article V shall not apply with respect to the director or directors elected by such holders of Preferred Stock.

D.          Subject to the rights of the holders of any series of Preferred Stock then outstanding, vacancies occurring on the Board of Directors for any reason and newly created directorships resulting from an increase in the authorized number of directors may be filled only by the vote of a majority of the remaining members of the Board of Directors, although less than a quorum, or by a sole remaining director. A person so elected by the Board of Directors to fill a vacancy or newly created directorship shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until his or her successor shall have been duly elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise required by law, or by this Certificate of Incorporation or the Bylaws of the Corporation, may exercise the powers of the full Board of Directors until the vacancy is filled.

G-2

ARTICLE VI

A.          In furtherance of and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws of the Corporation. Any adoption, amendment or repeal of the Bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the directors then in office. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation, such action by stockholders shall require the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

B.        The directors of the Corporation need not be elected by written ballot unless the Bylaws of the Corporation so provide.

ARTICLE VII

A.          No action shall be taken by the stockholders of the Corporation except at an annual or special meeting of the stockholders called in accordance with the Bylaws of the Corporation, and no action shall be taken by the stockholders by written consent.

B.          Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

ARTICLE VIII

A.          To the fullest extent permitted by the DGCL, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

B.          Neither any amendment nor repeal of this Article VIII, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article VIII, shall eliminate or reduce the effect of this Article VIII in respect of any matter occurring, or any cause of action, suit or proceeding accruing or arising or that, but for this Article VIII, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE IX

A.          Subject to any provisions in the Bylaws of the Corporation related to indemnification of directors or officers of the Corporation, the Corporation is authorized to indemnify, to the fullest extent permitted by applicable law, any director, officer, employee or agent of the Corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding.

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B.          A right to indemnification or to advancement of expenses arising under a provision of this Certificate of Incorporation or the Bylaws of the Corporation shall not be eliminated or impaired by an amendment to this Certificate of Incorporation or the Bylaws of the Corporation after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such action or omission has occurred.

ARTICLE X

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon the stockholders herein are granted subject to this reservation. Notwithstanding any other provision of this Certificate of Incorporation, and in addition to any other vote that may be required by law or the terms of any series of Preferred Stock, the affirmative vote of the holders of at least 66 2/3% of the voting power of all then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, alter or repeal Article V, Article VI, Article VII, Article VIII, Article IX and Article X.

ARTICLE XI

The name and mailing address of the incorporator of the Corporation are as follows:

David E. Danovitch, Esq.

Robinson Brog Leinwand Greene Genovese & Gluck P.C.

875 3rd Avenue, 9th Floor

New York, NY 10022

* * * *

G-4

I, The Undersigned, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate of Incorporation, and do certify that the facts herein stated are true, and I have accordingly hereunto set my hand this      day of                     , 2017.

[David E. Danovitch], Incorporator

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APPENDIX H

BYLAWS

OF

GLYECO, INC.

a Delaware corporation

SECTION 1. OFFICES

The principal office of GlyEco, Inc., a Delaware corporation (“Corporation”), shall be located at the principal place of business or such other place as the Board of Directors (the “Board”) may designate. The Corporation may have such other offices, either within or without the State of Delaware, as the Board may designate or as the business of the Corporation may require from time to time.

SECTION 2. STOCKHOLDERS

2.1 Annual Meeting

(a) The annual meeting of the stockholders shall be held on such date and at such time as shall be fixed by resolution of the Board, at the principal office of the Corporation, or such other place as fixed by the Board, for the purpose of electing directors and transacting such other business as may properly come before that meeting; provided, however, that the Board may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211 of the General Corporation Law of the State of Delaware (the “DGCL”). Nominations of persons for election to the Board and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders: (i) pursuant to the Corporation’s notice of meeting of stockholders (with respect to business other than nominations); (ii) brought specifically by or at the direction of the Board; or (iii) by any stockholder of the Corporation who was a stockholder of record at the time of giving the stockholder’s notice provided for in Section 2.1(b) , who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 2.1. For the avoidance of doubt, clause (iii) above shall be the exclusive means for a stockholder to make nominations and submit other business (other than matters properly included in the Corporation’s notice of meeting of stockholders and proxy statement under Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “1934 Act”)) before an annual meeting of stockholders.

(b) At an annual meeting of the stockholders, only such business shall be conducted as is a proper matter for stockholder action under Delaware law and as shall have been properly brought before the meeting.

H-1

(i) For nominations for the election to the Board to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of Section 2.1(a) the stockholder must deliver written notice to the Secretary at the principal executive offices of the Corporation on a timely basis as set forth in Section 2.1(b)(iii) and must update and supplement such written notice on a timely basis as set forth in Section 2.1(c). Such stockholder’s notice shall set forth: (A) as to each nominee such stockholder proposes to nominate at the meeting: (1) the name, age, business address and residence address of such nominee, (2) the principal occupation or employment of such nominee, (3) the class and number of shares of each class of capital stock of the Corporation which are, directly or indirectly, owned of record and beneficially by such nominee, (4) the date or dates on which such shares were acquired and the investment intent of such acquisition, and (5) such other information concerning such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named as a nominee and to serving as a director if elected); and (B) the information required by Section 2.1(b)(iv). The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such proposed nominee.

(ii) Other than proposals sought to be included in the Corporation’s proxy materials pursuant to Rule 14a-8 under the 1934 Act, for business other than nominations for the election to the Board to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of Section 2.1(a), the stockholder must deliver written notice to the Secretary at the principal executive offices of the Corporation on a timely basis as set forth in Section 2.1(b)(iii), and must update and supplement such written notice on a timely basis as set forth in Section 2.1(c). Such stockholder’s notice shall set forth: (A) as to each matter such stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, and any material interest (including any anticipated benefit of such business to any Proponent (as defined below) other than solely as a result of its ownership of the Corporation’s capital stock, that is material to any Proponent individually, or to the Proponents in the aggregate) in such business of any Proponent; and (B) the information required by Section 2.1(b)(iv).

(iii) To be timely, the written notice required by Section 2.1(b)(i) or 2.1(b)(ii) must be received by the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that, subject to the last sentence of this Section 2.1(b)(iii), in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received by the Secretary of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In no event shall an adjournment or a postponement of an annual meeting for which notice has been given, or the public announcement thereof has been made, commence a new time period for the giving of a stockholder’s notice as described above.

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(iv) The written notice required by Section 2.1(b)(i) or 2.1(b)(ii) shall also set forth, as of the date of the notice and as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (each, a “Proponent” and collectively, the “Proponents”): (A) the name and address of each Proponent, as they appear on the Corporation’s books; (B) the class, series and number of shares of the Corporation that are, directly or indirectly, owned beneficially and of record by each Proponent; (C) a description of any agreement, arrangement or understanding (whether oral or in writing) with respect to such nomination or proposal between or among any Proponent and any of its affiliates or associates, and any others (including their names) acting in concert, or otherwise under the agreement, arrangement or understanding, with any of the foregoing; (D) a representation that the Proponents are holders of record or beneficial owners, as the case may be, of shares of the Corporation entitled to vote at the meeting and intend to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice (with respect to a notice under Section 2.1(b)(i)) or to propose the business that is specified in the notice (with respect to a notice under Section 2.1(b)(ii)); (E) a representation as to whether the Proponents intend to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of the Corporation’s voting shares to elect such nominee or nominees (with respect to a notice under Section 2.1(b)(i)) or to carry such proposal (with respect to a notice under Section 2.1(b)(ii)); (F) to the extent known by any Proponent, the name and address of any other stockholder supporting the proposal on the date of such stockholder’s notice; and (G) a description of all Derivative Transactions (as defined below) by each Proponent during the previous twelve (12) month period, including the date of the transactions and the class, series and number of securities involved in, and the material economic terms of, such Derivative Transactions.

For purposes of Sections 2.1 and 2.2, a “Derivative Transaction” means any agreement, arrangement, interest or understanding entered into by, or on behalf or for the benefit of, any Proponent or any of its affiliates or associates, whether record or beneficial:

(w)	the value of which is derived in whole or in part from the value of any class or series of shares or other securities of the Corporation,

(x)	which otherwise provides any direct or indirect opportunity to gain or share in any gain derived from a change in the value of securities of the Corporation,

(y)	the effect or intent of which is to mitigate loss, manage risk or benefit of security value or price changes, or

(z)	which provides the right to vote or increase or decrease the voting power of such Proponent, or any of its affiliates or associates, with respect to any securities of the Corporation, which agreement, arrangement, interest or understanding may include, without limitation, any option, warrant, debt position, note, bond, convertible security, swap, stock appreciation right, short position, profit interest, hedge, right to dividends, voting agreement, performance-related fee or arrangement to borrow or lend shares (whether or not subject to payment, settlement, exercise or conversion in any such class or series), and any proportionate interest of such Proponent in the securities of the Corporation held by any general or limited partnership, or any limited liability company, of which such Proponent is, directly or indirectly, a general partner or managing member.

(c) A stockholder providing written notice required by Section 2.1(b)(i) or (ii) shall update and supplement such notice in writing, if necessary, so that the information provided or required to be provided in such notice is true and correct in all material respects as of (i) the record date for the determination of stockholders entitled to notice of the meeting, and (ii) the date that is ten (10) business days prior to the meeting and, in the event of any adjournment or postponement thereof, five (5) business days prior to such adjourned or postponed meeting. In the case of an update and supplement pursuant to clause (i) of this Section 2.1(c), such update and supplement shall be received by the Secretary of the Corporation at the principal executive offices of the Corporation not later than five (5) business days after the record date for the meeting. In the case of an update and supplement pursuant to clause (ii) of this Section 2.1(c), such update and supplement shall be received by the Secretary at the principal executive offices of the Corporation not later than two (2) business days prior to the date for the meeting, and, in the event of any adjournment or postponement thereof, two (2) business days prior to such adjourned or postponed meeting.

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(d) Notwithstanding anything in Section 2.1(b)(iii) to the contrary, in the event that the number of directors of the Board is increased and there is no public announcement of the appointment of a director, or, if no appointment was made, of the vacancy, made by the Corporation at least ten (10) days before the last day a stockholder may deliver a notice of nomination in accordance with Section 2.1(b)(iii), a stockholder’s notice required by this Section 2.1 and which complies with the requirements in Section 2.1(b)(i), other than the timing requirements in Section 2.1(b)(iii), shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

(e) A person shall not be eligible for election or re-election as a director unless the person is nominated either in accordance with clause (ii) of Section 2.1(a), or in accordance with clause (iii) of Section 2.1(a). Except as otherwise required by law, the Chairperson of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, or the Proponent does not act in accordance with the representations in Sections 2.1(b)(iv)(D) and 2.1(b)(iv)(E), to declare that such proposal or nomination shall not be presented for stockholder action at the meeting and shall be disregarded, notwithstanding that proxies in respect of such nominations or such business may have been solicited or received.

(f) Notwithstanding the foregoing provisions of this Section 2.1, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholders’ meeting, a stockholder must also comply with all applicable requirements of the 1934 Act and the rules and regulations thereunder. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the 1934 Act; provided, however, that any references in these Bylaws to the 1934 Act or the rules and regulations thereunder are not intended to and shall not limit the requirements applicable to proposals and/or nominations to be considered pursuant to Section 2.1(a)(iii).

(g) For purposes of Sections 2.1 and 2.2,

(i) “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act; and

(ii) “affiliates” and “associates” shall have the meanings set forth in Rule 405 under the Securities Act of 1933, as amended (the “1933 Act”).

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2.2  Special Meetings

(a) Special meetings of the stockholders of the Corporation may be called, for any purpose as is a proper matter for stockholder action under Delaware law, by (i) the Chairperson of the Board, (ii) the Chief Executive Officer, or (iii) the Board pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption). A special meeting may not be called by any other person or persons.

(b) For a special meeting called pursuant to Section 2.2(a), the Board shall determine the time and place of such special meeting. Following determination of the time and place of the meeting, the Secretary shall cause a notice of meeting to be given to the stockholders entitled to vote, in accordance with the provisions of Section 2.4. No business may be transacted at a special meeting otherwise than as specified in the notice of meeting.

(c) Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected (i) by or at the direction of the Board, or (ii) by any stockholder who is a stockholder of record at the time of giving notice provided for in this paragraph, who shall be entitled to vote at the meeting and who delivers written notice to the Secretary of the Corporation setting forth the information required by Section 2.1(b)(i). In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board, any such stockholder of record may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation’s notice of meeting, if written notice setting forth the information required by Section 2.1(b)(i) shall be received by the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the later of the ninetieth (90th) day prior to such meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. The stockholder shall also update and supplement such information as required under Section 2.1(c). In no event shall an adjournment or a postponement of a special meeting for which notice has been given, or the public announcement thereof has been made, commence a new time period for the giving of a stockholder’s notice as described above.

(d) Notwithstanding the foregoing provisions of this Section 2.2, a stockholder must also comply with all applicable requirements of the 1934 Act and the rules and regulations thereunder with respect to matters set forth in this Section 2.2. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the 1934 Act; provided, however, that any references in these Bylaws to the 1934 Act or the rules and regulations thereunder are not intended to and shall not limit the requirements applicable to nominations for the election to the Board and/or proposals of other business to be considered pursuant to Section 2.2(c).

2.3  Place of Meeting

All meetings shall be held at the principal office of the Corporation, or at such other place as designated by the Board, either within or without the State of Delaware.

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2.4  Notice of Meeting

(a) The Corporation shall cause to be delivered to each stockholder entitled to notice of, or to vote at, an annual or special meeting of stockholders, either personally or by mail, not less than ten (10) days nor more than sixty (60) days before that meeting, written notice stating the date, time and place of that meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which that meeting is called.

(b) Notice to a stockholder of an annual or special stockholders’ meeting shall be in writing. Such notice, if in comprehensible form, is effective (i) when mailed, if it is deposited in the United States mail, postage pre-paid, and is correctly addressed to that stockholder’s address as specified in the Corporation’s then current record of stockholders, or (ii) when received by that stockholder, if it is delivered by electronic transmission, facsimile transmission or private courier.

(c) If an annual or special stockholders’ meeting is adjourned to a different date, time, or place, notice of the new date, time, or place shall not be required if the new date, time, or place is announced at that meeting before adjournment, unless a new record date for the adjourned meeting is, or must be, fixed pursuant to (i) Section 2.6, or (ii) the DGCL.

2.5  Waiver of Notice

(a) Whenever any notice is required to be given to any stockholder pursuant to the provisions of these Bylaws, the Certificate of Incorporation or the DGCL, a waiver thereof in writing, signed by the person or persons entitled to such notice or by electronic transmission by such person, whether before or after such meeting, and delivered to the Corporation for inclusion in the minutes for filing with the corporate records, shall be deemed equivalent to the giving of such notice.

(b) The attendance of a stockholder at a meeting in person, by remote communication or, if applicable, by proxy shall be a waiver of each objection to lack of, or defect in, notice of such meeting or of consideration of a particular matter at that meeting, unless that stockholder, at the beginning of that meeting or prior to consideration of such matter, objects to holding that meeting, transacting business at that meeting, or considering the matter when presented at that meeting.

2.6  Fixing of Record Date for Determining Stockholders

For the purpose of determining stockholders entitled to notice of, or to vote at, any meeting of stockholders, or any adjournment thereof, or stockholders entitled to receive payment of any dividend, or to make a determination of stockholders for any other purpose, the Board may fix in advance a date as the record date for any such determination. Such record date shall be not more than sixty (60) days nor less than ten (10) days prior to the date of any such meeting nor more than sixty (60) days before any other action to which the record date relates. If no record date is fixed for the determination of stockholders entitled to notice of, or to vote at, a meeting, or to receive payment of a dividend, the record date shall be the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. Such determination shall apply to any adjournment of that meeting; provided, however, that the Board may fix a new record date for the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with Section 213 of the DGCL and this Section 2.6 at the adjourned meeting.

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2.7  Stockholders’ List

At least ten (10) days before every meeting of stockholders, a complete alphabetical list of the stockholders entitled to notice of that meeting shall be made, arranged by voting group, and within each voting group by class or series, with the address of and number of shares held by each stockholder; provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the meeting date, the list will reflect the stockholders entitled to vote as of the tenth (10th) day before the meeting. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be examined by any stockholder who is present. If the meeting is held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and then number of shares held by each of them.

2.8  Quorum

The holders of a majority of the voting power of the capital stock issued and outstanding and entitled to vote, represented in person or by proxy, shall constitute a quorum for the transaction of business at all meetings of stockholders. If a quorum is not present for a matter to be acted upon, then either (a) the Chairperson of the meeting, or (b) a majority of the voting power of the stockholders entitled to vote at that meeting may adjourn that meeting from time to time. If the necessary quorum is present or represented at a reconvened meeting following such an adjournment, any business may be transacted that might have been transacted at the meeting as originally called.

2.9  Manner of Acting

If a quorum exists, action on a matter (other than the election of directors) by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the affirmative vote of a greater number is required by these Bylaws, the Certificate of Incorporation or the DGCL.

2.10  Proxies

A stockholder may vote by proxy executed in writing by that stockholder or by his or her attorney-in-fact. Such proxy shall be effective when received by the Secretary of the Corporation or other officer or agent authorized to tabulate votes at the meeting, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. All proxies must be filed with the Secretary of the Corporation at the beginning of each meeting in order to be counted in any vote at the meeting. Subject to the limitation set forth in the last clause of the second sentence of this Section 2.10, a duly executed proxy that does not state that it is irrevocable shall continue in full force and effect unless (a) revoked by the person executing it, before the vote pursuant to that proxy, by a writing delivered to the Corporation stating that the proxy is revoked or by a subsequent proxy executed by, or attendance at the meeting and voting in person by, the person executing the proxy, or (b) written notice of the death or incapacity of the maker of that proxy is received by the Corporation before the vote pursuant to that proxy is counted.

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2.11  Voting of Shares

Each outstanding share entitled to vote shall be entitled to one vote upon each matter submitted to a vote at a meeting of stockholders.

2.12  Voting for Directors

Each stockholder may vote, in person or by proxy, the number of shares owned by such stockholder that are entitled to vote at an election of directors, for as many persons as there are directors to be elected and for whose election such shares have a right to vote. Unless otherwise provided in the Certificate of Incorporation, directors are elected by a plurality of the votes cast by shares present in person or represented by proxy at the meeting and entitled to vote in the election at a meeting at which a quorum is present.

2.13  Voting of Shares by Corporation

The Chairperson of the Board, the President, any vice president, the treasurer, the Secretary or assistant Secretary of the Corporation, or any other person authorized by the Board or the president or a vice president, is authorized to vote, represent, and exercise on behalf of the Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of the Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

2.14  Adjournment And Notice Of Adjourned Meetings

Any meeting of stockholders, whether annual or special, may be adjourned from time to time either by the Chairperson of the meeting or by the vote of a majority of the shares present in person, by remote communication, if applicable, or represented by proxy at the meeting. When a meeting is adjourned to another time or place, if any, notice need not be given of the adjourned meeting if the date, time and place, if any, thereof and the means of remote communications (if any) by which the stockholders and proxy holders may be deemed present in person and vote at such adjourned meeting, are announced at the meeting at which the adjournment is taken; provided, however, that if the adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting.

2.15  Action Without Meeting

No action shall be taken by the stockholders except at an annual or special meeting of stockholders called in accordance with these Bylaws, and no action shall be taken by the stockholders by written consent or by electronic transmission.

2.16  Organization

(a) At every meeting of stockholders, the Chairperson of the Board, or, if a Chairperson has not been appointed or is absent, the president, or, if the president is absent, a Chairperson of the meeting chosen by a majority in interest of the stockholders entitled to vote, present in person or by proxy, shall act as Chairperson. The secretary, or another person directed to do so by the president, shall act as secretary of the meeting.

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(b) The Board shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board, if any, the Chairperson of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such Chairperson, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the corporation and their duly authorized and constituted proxies and such other persons as the Chairperson shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting. Unless and to the extent determined by the Board or the Chairperson of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

2.17  Inspectors of Election

The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors of election to act at the meeting and make a written report thereof. The Corporation may designate one or more persons to act as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability.

Such inspectors shall:

(a)	determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

(b)	receive votes, ballots or consents;

(c)	hear and determine all challenges and questions in any way arising in connection with the right to vote;

(d)	count and tabulate all votes or consents;

(e)	determine when the polls shall close;

(f)	determine the result; and

(g)	do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.

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SECTION 3. BOARD OF DIRECTORS

3.1  General Powers

The business and affairs of the Corporation shall be managed by the Board, except as may be otherwise provided in these Bylaws, the Certificate of Incorporation or the DGCL.

3.2  Number, Tenure and Qualifications

The authorized number of directors shall be determined from time to time by resolution of the Board; provided that the Board shall consist of at least one (1) member. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires. The terms of the directors expire at the next annual stockholder’s meeting following their election. Despite the expiration of a director’s term, however, the director shall continue to serve until such director’s successor is elected and qualifies. Directors need not be stockholders unless so required by the Certificate of Incorporation.

3.3  Annual and Regular Meetings

An annual meeting of the Board shall be held without additional notice immediately after and at the same place as the annual meeting of stockholders.

By resolution, the Board, or any committee thereof, may specify the time and place for holding regular meetings thereof, either within or outside the State of Delaware, without notice other than such resolution.

3.4  Special Meetings

Special meetings of the Board or any committee designated by the Board may be called by or at the request of the Chairperson of the Board, or the President or any two directors and, in the case of any special meeting of any committee designated by the Board, by the Chairperson thereof. The person or persons authorized to call special meetings may fix any place either within or without the State of Delaware as the place for holding any special Board or committee meeting called by them.

3.5  Meetings by Telecommunications

Members of the Board or any committee designated by the Board may participate in a meeting of the Board or such committee by use of any means of telecommunications equipment pursuant to which all persons participating may simultaneously hear each other during such meeting. Participation by such method shall be deemed presence in person at such meeting.

3.6  Notice of Special Meetings

Notice of a special Board or committee meeting specifying the date, time and place of such meeting shall be given to a director in writing, by electronic transmission or orally by telephone or in person as specified below. Neither the business to be transacted at, nor the purpose of, any special meeting need be specified in the notice of such meeting.

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3.6.1  Personal Delivery

If delivery is by personal service, the notice shall be effective if delivered at the address specified on the records of the Corporation at least 24 hours before the date and time of the meeting.

3.6.2  Delivery by Mail

If notice is delivered by mail, the notice shall be deemed effective if deposited in the official government mail at least five (5) days before the date and time of the meeting properly addressed to a director at his or her address specified on the records of the Corporation with postage prepaid.

3.6.3  Oral Notice

If notice is delivered orally, by telephone or in person, the notice shall be effective if personally given to a director at least 24 hours before the date and time of the meeting.

3.6.4  Notice by Facsimile Transmission

If notice is delivered by facsimile transmission, the notice shall be deemed effective if the content thereof is transmitted to the office of a director, at the facsimile number specified on the records of the Corporation, at least 24 hours before the date and time of the meeting, and receipt is either confirmed by confirming transmission equipment or acknowledged by the receiving office.

3.6.5  Notice by Private Courier

If notice is delivered by private courier, the notice shall be deemed effective if delivered to the courier, properly addressed and prepaid, by such time that the courier guarantees delivery at least 24 hours before the date and time of the meeting.

3.6.6  Notice by Other Electronic Means

If notice is delivered by electronic mail or other electronic means, the notice shall be delivered at least 24 hours before the date and time of the meeting.

3.7  Waiver of Notice

3.7.1  Written Waiver

Whenever any notice is required to be given to any director pursuant to the provisions of these Bylaws, the Certificate of Incorporation or the DGCL, a waiver thereof in writing, executed at any time, specifying the meeting for which notice is waived, signed by the person or persons entitled to such notice, and filed with the minutes or corporate records, shall be deemed equivalent to the giving of such notice.

Waiver of notice by electronic transmission shall be the equivalent of an executed written waiver and may be delivered at any time before or after the meeting.

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3.7.2  Waiver by Attendance

The attendance of a director at a Board or committee meeting shall constitute a waiver of notice of such meeting, unless such director, at the beginning of the meeting, or promptly upon such director’s arrival, objects to holding the meeting or transacting any business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

3.8  Quorum

A majority of the number of directors determined by or in the manner provided by these Bylaws shall constitute a quorum for the transaction of business at any meeting of the Board.

3.9  Manner of Acting

The act of the majority of the directors present at a Board or committee meeting at which there is a quorum shall be the act of the Board or committee, unless the vote of a greater number is required by these Bylaws, the Certificate of Incorporation or the DGCL.

3.10  Action by Board of Directors or Committee Without a Meeting

Any action which could be taken at a meeting of the Board or of any committee appointed by the Board may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and such writing or writings or transmission or transmissions are filed with the minutes of proceedings of the Board or committee. The action shall be effective when the last signature is placed on the consent, unless the consent specifies an earlier or later date. Such written consent, which shall have the same effect as a unanimous vote of the directors or such committee, shall be inserted in the minute book as if it were the minutes of a Board or committee meeting.

3.11  Resignation

Any director may resign at any time by delivering notice in writing or by electronic transmission to the Chairperson of the Board, the Board, or to the registered office of the Corporation. Such resignation shall take effect at the time specified in the notice, or if no time is specified, upon delivery. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Once delivered, a notice of resignation is irrevocable unless revocation is permitted by the Board.

3.12  Removal

Subject to any limitations imposed by the DGCL, one or more members of the Board (including the entire Board) may be removed at any time, with or without cause, by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of voting stock of the Corporation entitled to vote at an election of directors. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

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3.13  Vacancies

Any vacancy occurring on the Board, including a vacancy resulting from an increase in the number of directors, may be filled by the stockholders, by the Board, by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board, or by a sole remaining director. A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office; except that the term of a director elected by the Board to fill a vacancy expires at the next stockholders’ meeting at which directors are elected. Any directorship to be filled by reason of an increase in the number of directors may be filled by the affirmative vote of a majority of the number of directors fixed by these Bylaws prior to such increase for a term of office continuing only until the next election of directors by the stockholders. Any directorship not so filled by the directors shall be filled by election at the next annual meeting of stockholders or at a special meeting of stockholders called for that purpose. A vacancy that will occur at a specific later date by reason of a resignation effective at such later date or otherwise may be filled before the vacancy occurs, but the new director may not take office until the vacancy occurs.

If at any time, by reason of death or resignation or other cause, the Corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the Certificate of Incorporation or these Bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the DGCL.

If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole Board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the voting stock at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the DGCL as far as applicable.

3.14  Minutes

The Board shall keep minutes of its meetings and shall cause them to be recorded in books kept for that purpose.

3.15  Executive and Other Committees

3.15.1  Creation of Committees

The Board, by resolution adopted by a majority of the number of directors fixed in the manner provided by these Bylaws, may appoint standing or temporary committees, including an Executive Committee, from its own number. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. The Board may invest such committee(s) with such powers as it may see fit, subject to such conditions as may be prescribed by the Board, these Bylaws, the Certificate of Incorporation and the DGCL.

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3.15.2  Authority of Committees

Any such committee, to the extent provided in the resolution of the Board or in these Bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (a) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (b) adopt, amend or repeal any Bylaw of the Corporation.

3.15.3  Quorum and Manner of Acting

A majority of the number of directors composing any committee of the Board, as established and fixed by resolution of the Board, shall constitute a quorum for the transaction of business at any meeting of such committee.

3.15.4  Minutes of Meetings

All committees so appointed shall keep regular minutes of their meetings and shall cause them to be recorded in books kept for that purpose.

3.15.5  Resignation

Any member of any committee may resign at any time by delivering written notice thereof to the Board, the Chairperson of the Board or the Corporation. Any such resignation shall take effect at the time specified in the notice, or if no time is specified, upon delivery. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Once delivered, a notice of resignation is irrevocable unless revocation is permitted by the Board.

3.15.6  Removal

The Board may remove from office any member of any committee elected or appointed by it, but only by the affirmative vote of not less than a majority of the number of directors fixed by or in the manner provided by these Bylaws.

3.16  Compensation

By resolution of the Board, directors and committee members may be paid their expenses, if any, of attendance at each Board or committee meeting, or a fixed sum for attendance at each Board or committee meeting, or a staled salary as a director or a committee member, or a combination of the foregoing. No such payment shall preclude any director or committee member from serving the Corporation in any other capacity and receiving compensation therefor.

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3.17  Chairperson of the Board of Directors

If appointed, the Chairperson of the Board shall perform such duties as shall be assigned to him or her by the Board from time to time and shall preside over meetings of the Board and stockholders unless an officer is appointed or designated by the Board as Chairperson of such meeting.

SECTION 4. OFFICERS

4.1  Number

The officers of the Corporation shall be a President, a Secretary and a Treasurer, or the equivalent thereof, each of whom shall be appointed by the Board. One or more Vice Presidents and such other officers and assistant officers, including a Chairperson of the Board, may be appointed by the Board; such officers and assistant officers to hold office for such period, have such authority and perform such duties as are provided in these Bylaws or as may be provided by resolution of the Board. Any officer may be assigned by the Board any additional title that the Board deems appropriate. The Board may delegate to any officer or agent the power to appoint any such subordinate officers or agents and to prescribe their respective terms of office, authority and duties. Any two or more offices may be held by the same person.

4.2  Appointment and Term of Office

The officers of the Corporation shall be appointed by the Board. Unless an officer dies, resigns, or is removed from office, he or she shall hold office until his or her successor is appointed.

4.3  Resignation

Any officer may resign at any time by delivering notice in writing or by electronic transmission to the Corporation. Any such resignation shall take effect at the time specified in the notice, or if no time is specified, upon delivery. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Once delivered, a notice of resignation is irrevocable unless revocation is permitted by the Board.

4.4  Removal

Subject to the rights, if any, of an officer or agent under any contract of employment, any officer or agent appointed by the Board may be removed by the affirmative vote of a majority of directors in office at the time, with or without cause, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Appointment of an officer or agent shall not of itself create contract rights.

4.5  Vacancies

A vacancy in any office because of death, resignation, removal, disqualification, creation of a new office or any other cause may be filled by the Board for the unexpired portion of the term, or for a new term established by the Board. If a resignation is made effective at a later date, and the Corporation accepts such future effective date, the Board may fill the pending vacancy before the effective date, if the Board provides that the successor does not take office until the effective date.

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4.6  Chairperson of the Board of Directors

If appointed, the position of Chairperson of the Board shall not constitute an officer position of the Corporation, unless specifically designated as such by the Board. The Chairperson of the Board shall be a Board position as outlined in Section 3.17.

4.7  President

The President shall be the chief executive officer of the Corporation unless some other officer is so designated by the Board, shall preside over meetings of the Board and stockholders in the absence of a Chairperson of the Board and, subject to the Board’s control, shall supervise and control all of the assets, business and affairs of the Corporation. The President shall have authority to sign deeds, mortgages, bonds, contracts, or other instruments, except when the signing and execution thereof have been expressly delegated by the Board or by these Bylaws to some other officer or agent of the Corporation, or are required by law to be otherwise signed or executed by some other officer or in some other manner. In general, the President shall perform all duties incidental to the office of the President and such other duties as are prescribed by the Board from time to time.

4.8  Vice President

In the event of the death of the President or his or her inability to act, the Vice President (or if there is more than one Vice President, the Vice President who was designated by the Board as the successor to the President, or if no Vice President is so designated, the Vice President first appointed to such office) shall perform the duties of the President, except as may be limited by resolution of the Board, with all the powers of and subject to all the restrictions upon the President. Vice Presidents shall have, to the extent authorized by the President or the Board, the same powers as the President to sign deeds, mortgages, bonds, contracts or other instruments. Vice Presidents shall perform such other duties as from time to time may be assigned to them by the President or by the Board.

4.9  Secretary

The Secretary shall (a) prepare and keep the minutes of meetings of the stockholders and the Board in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be responsible for custody of the corporate records and seal of the Corporation; (d) keep registers of the address of each stockholder and director; (e) have general charge of the stock transfer books of the Corporation; and (f) in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the President or by the Board. In the absence of the Secretary, an Assistant Secretary may perform the duties of the Secretary.

4.10  Treasurer

If required by the Board, the Treasurer shall give a bond for the faithful discharge of his or her duties in such amount and with such surety or sureties as the Board shall determine. The Treasurer shall have charge and custody of and be responsible for all funds and securities of the Corporation; receive and give receipts for moneys due and payable to the Corporation from any source whatsoever, and deposit all such moneys in the name of the Corporation in banks, trust companies or other depositories selected in accordance with the provisions of these Bylaws; and in general perform all of the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him or her by the President or by the Board. In the absence of the Treasurer, an Assistant Treasurer may perform the duties of the Treasurer.

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4.11  Salaries

The salaries of the officers shall be fixed from time to time by the Board or by any person or persons to whom the Board has delegated such authority. No officer shall be prevented from receiving such salary by reason of the fact that he or she is also a Director of the Corporation.

SECTION 5. CONTRACTS, LOANS,

CHECKS AND DEPOSITS

5.1  Contracts

The Board may authorize any officer or officers, or agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation. Such authority may be general or confined to specific instances.

Unless so ratified by the Board or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or any amount.

5.2  Loans to Directors, Officers or Employees

Except as otherwise prohibited under applicable law, the Corporation may lend money to or guarantee the obligation of a director, officer or employee of the Corporation if the Board determines that the loan or guarantee may be reasonably expected to benefit the Corporation. The fact that a loan or guarantee is made in violation of this provision shall not affect the borrower’s liability on the loan.

5.3  Checks, Drafts, Etc.

All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, or agent or agents, of the Corporation and in such manner as is from time to time determined by resolution of the Board.

SECTION 6. CERTIFICATES FOR SHARES AND THEIR TRANSFER

6.1  Issuance of Shares

No shares of the Corporation shall be issued unless authorized by the Board, which authorization shall include the maximum number of shares to be issued and the consideration to be received for each share. Before the Corporation issues shares, the Board shall determine that the consideration received or to be received for such shares is adequate. In the absence of fraud, such determination by the Board shall be conclusive insofar as the adequacy of consideration for the issuance of shares relates to whether the shares are validly issued, fully paid and nonassessable.

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6.2  Certificates for Shares

The shares of the Corporation shall be represented by certificates or shall be uncertificated. Certificates representing shares of the Corporation, if any, shall be in such form as is consistent with the Certificate of Incorporation and applicable law and as shall be determined by the Board. Such certificates shall be signed by, or in the name of the Corporation by the Chairperson of the Board or the President or any Vice President and by the Treasurer or Assistant Treasurer or the Secretary or any Assistant Secretary. Any or all of the signatures on the certificate may be a facsimile. The Corporation shall not have power to issue a certificate in bearer form. All certificates shall be consecutively numbered or otherwise identified.

Notwithstanding anything to the contrary in these Bylaws, at all times that the Corporation’s stock is listed on a stock exchange, such shares shall comply with all direct registration system eligibility requirements established by such exchange, including any requirement that shares of the Corporation’s stock be eligible for issue in book-entry form. All issuances and transfers of shares of the Corporation’s stock shall be entered on the books of the Corporation with all information necessary to comply with such direct registration system eligibility requirements, including the name and address of the person to whom the shares are issued, the number of shares issued and the date of issue.

6.3  Stock Records

The stock transfer books shall be kept at the registered office or principal place of business of the Corporation or at the office of the Corporation’s transfer agent or registrar. The name and address of each person to whom shares are issued, together with the class and number of shares represented by each stock certificate, if any, and the date of issue thereof, shall be entered on the stock transfer books of the Corporation. The person in whose name shares stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes, and the Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

6.4  Restriction on Transfer

6.4.1  Securities Laws

A written restriction on the transfer or registration of transfer of shares of the Corporation or on the amount of shares of the Corporation that may be owned by any person or group of persons, if permitted by the DGCL and noted conspicuously on the certificate representing such shares or, in the case of uncertificated shares, contained in a notice to the registered owner of such shares, may be enforced against the holder of such shares or any successor or transferee of the holder including an executor, administrator, trustee, guardian or other fiduciary entrusted with like responsibility for the person or estate of the holder.

6.4.2  Other Restrictions

In addition, the front or back of all certificates shall include conspicuous written notice of any further restrictions which may be imposed on the transferability of such shares.

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6.5  Transfer of Shares

Transfer of shares of the Corporation shall be made only on the stock transfer books of the Corporation pursuant to authorization or document of transfer made by the holder of record thereof or by his or her legal representative, who shall furnish proper evidence of authority to transfer, or by his or her attorney-in-fact authorized by power of attorney duly executed and filed with the Secretary of the Corporation. In the case of shares of the Corporation represented by certificates, certificates surrendered to the Corporation for transfer shall be cancelled and no transfer of such shares shall be made until the former certificates for a like number of shares have been surrendered and cancelled.

6.6  Lost or Destroyed Certificates

In the case of shares of the Corporation represented by certificates, where such certificate or certificates are lost, destroyed or mutilated, a new certificate may be issued therefor upon such terms and indemnity to the Corporation as the Board may prescribe.

6.7 Transfer Agent and Registrar

The Board may from time to time appoint one or more Transfer Agents and one or more Registrars for the shares of the Corporation, with such powers and duties as the Board shall determine by resolution.

6.8  Officer, Transfer Agent or Registrar Ceasing to Act

In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

6.9  Fractional Shares

The Corporation shall not issue fractional shares.

SECTION 7. BOOKS AND RECORDS

The Corporation shall keep correct and complete books and records of account, stock transfer books, minutes of the proceedings of its stockholders and Board and such other records as may be necessary or advisable.

SECTION 8. FISCAL YEAR

The fiscal year of the Corporation shall be the calendar year; provided, however, that the Board may select a different fiscal year by resolution at any time for purposes of federal income taxes, or otherwise.

SECTION 9. SEAL

The Board may adopt a seal of the Corporation, which will consist of the name of the Corporation and the state of its incorporation.

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SECTION 10. INDEMNIFICATION

10.1  Right to Indemnification of Directors and Officers

Any person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereafter a “proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended, (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including attorney’s fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith, provided such person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. Such indemnification shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee’s heirs, executors and administrators; provided, however, that, except as provided in Section 10.3 or with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.

10.2  Right to Advancement of Expenses

The right to indemnification conferred in Section 10.1 shall include the right to be paid by the Corporation the expenses incurred in defending any proceeding for which such right to indemnification is applicable in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the DGCL requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise.

Notwithstanding the foregoing, unless such right is acquired other than pursuant to this Section 10, no advance shall be made by the Corporation to an officer of the Corporation (except by reason of the fact that such officer is or was a director of the Corporation, in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (a) by the Board by a majority vote of the disinterested directors, even though less than a quorum, or (b) by a committee of disinterested directors designated by majority vote of the disinterested directors, even though less than a quorum, or (c) if there are no disinterested directors or the disinterested directors so direct, by independent legal counsel in a written opinion to the Board, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Corporation.

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10.3  Right of Indemnitee to Bring Suit

The rights to indemnification and to the advancement of expenses conferred in Sections 10.1 and 10.2 shall be contract rights. If a claim under Sections 10.1 and 10.2 is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the full amount of the claim. If the indemnitee is successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit to the fullest extent permitted by law. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Section 10 or otherwise shall be on the Corporation.

10.4  Non-Exclusivity of Rights

The rights conferred on any person in this Section 10 shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation’s Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

10.5  Insurance

The Corporation may purchase and maintain insurance, at its expense, to protect itself and any person who was or is a director, officer, employee or agent of the Corporation or was or is serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

10.6  Indemnification of Employees and Agents of the Corporation

The Corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the Corporation to the fullest extent of the provisions of this Section 10 with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

10.7  No Presumption of Bad Faith

The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal proceeding, that the person had reasonable cause to believe that the conduct was unlawful.

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10.8  Survival of Rights

The rights conferred on any person by this Section 10 shall continue as to a person who has ceased to be a director, officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

10.9  Amendments to Law

For purposes of this Section 10, the meaning of “law” within the phrase “to the fullest extent not prohibited by law” shall include, but not be limited to, the DGCL, as the same exists on the date hereof or as it may be amended; provided, however, that in the case of any such amendment, such amendment shall apply only to the extent that it permits the Corporation to provide broader indemnification rights than the DGCL permitted the Corporation to provide prior to such amendment.

10.10  Savings Clause

If this Section 10 or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, the Corporation shall indemnify each director, officer or other agent to the fullest extent permitted by any applicable portion of this Section 10 that shall not have been invalidated, or by any other applicable law.

10.11  Certain Definitions

For the purposes of this Section 10, the following definitions shall apply:

(a) The term “proceeding” shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement and appeal of any threatened, pending or completed action, suit or proceeding, whether brought in the right of the Corporation or otherwise and whether civil, criminal, administrative or investigative, in which the director or officer may be or may have been involved as a party or otherwise by reason of the fact that the director or officer is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise.

(b) The term “expenses” shall be broadly construed and shall include, without limitation, all costs, charges and expenses (including fees and disbursements of attorneys, accountants and other experts) actually and reasonably incurred by a director or officer in connection with any proceeding, all expenses of investigations, judicial or administrative proceedings or appeals, and any expenses of establishing a right to indemnification under these Bylaws, but shall not include amounts paid in settlement, judgments or fines.

(c) “Corporation” shall mean GlyEco, Inc. and any successor corporation thereof. The term “corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Section 10 with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

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(d) References to a “director”, “executive officer”, “officer”, “employee” or “agent” of the Corporation shall include, without limitation, situations where such person is serving at the request of the Corporation as, respectively, a director, executive officer, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

(e) References to “other enterprises” shall include employee benefit plans. References to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan. References to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries. A person who acted in good faith and in a manner the person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Section 10.

SECTION 11. AMENDMENTS

The Board is expressly empowered to adopt, alter, amend or repeal these Bylaws. Any adoption, alteration, amendment or repeal of these Bylaws by the Board shall require the approval of a majority of the authorized number of directors. The stockholders also shall have power to adopt, alter, amend or repeal these Bylaws; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the Certificate of Incorporation, such action by stockholders shall require the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

The foregoing Bylaws were adopted by the Board of Directors of the Corporation on                     , 2017.

[___________________]

Secretary

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APPENDIX I

FORM OF

INDEMNITY AGREEMENT

THIS INDEMNITY AGREEMENT (this “Agreement”) dated as of                              , 20    , is made by and between GLYECO, INC., a Delaware corporation (the “Company”), and                      (“Indemnitee”).

RECITALS

A.          The Company desires to attract and retain the services of highly qualified individuals as directors, officers, employees and agents.

B.          The Company’s bylaws (the “Bylaws”) require that the Company indemnify its directors, and empowers the Company to indemnify its officers, employees and agents, as authorized by the General Corporation Law of the State of Delaware, as amended (the “DGCL”), under which the Company is organized and such Bylaws expressly provide that the indemnification provided therein is not exclusive and contemplates that the Company may enter into separate agreements with its directors, officers and other persons to set forth specific indemnification provisions.

C.          Indemnitee does not regard the protection currently provided by applicable law, the Company’s governing documents and available insurance as adequate under the present circumstances, and the Company has determined that Indemnitee and other directors, officers, employees and agents of the Company may not be willing to serve or continue to serve in such capacities without additional protection.

[D.        The Company and Indemnitee are parties to that certain Indemnity Agreement, dated on or about [            ] (the “Prior Agreement”), and, subsequent to the parties entering into the Prior Agreement, the Company reincorporated from the State of Nevada to the State of Delaware; and]

[D/E.]    The Company desires and has requested Indemnitee to [serve][continue to serve] as a director, officer, employee or agent of the Company, as the case may be, and has proffered this Agreement to Indemnitee as an additional inducement to serve in such capacity.

[E./F.    This Agreement would amend and restate the Prior Agreement, as set forth herein.]

[E./F./G.]          Indemnitee is willing to serve, or to continue to serve, as a director, officer, employee or agent of the Company, as the case may be, if Indemnitee is furnished the indemnity provided for herein by the Company.

AGREEMENT

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto, intending to be legally bound, hereby agree as follows:

1.          Definitions.

(a)          Agent. For purposes of this Agreement, the term “agent” of the Company means any person who: (i) is or was a director, officer, employee or other fiduciary of the Company or a subsidiary of the Company; or (ii) is or was serving at the request or for the convenience of, or representing the interests of, the Company or a subsidiary of the Company, as a director, officer, employee or other fiduciary of a foreign or domestic corporation, partnership, joint venture, trust or other enterprise.

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(b)          Expenses. For purposes of this Agreement, the term “expenses” shall be broadly construed and shall include, without limitation, all direct and indirect costs of any type or nature whatsoever (including, without limitation, all attorneys’, witness, or other professional fees and related disbursements, and other out-of-pocket costs of whatever nature), actually and reasonably incurred by Indemnitee in connection with the investigation, defense or appeal of a proceeding or establishing or enforcing a right to indemnification under this Agreement, the DGCL or otherwise, and amounts paid in settlement by or on behalf of Indemnitee, but shall not include any judgments, fines or penalties actually levied against Indemnitee for such individual’s violations of law. The term “expenses” shall also include reasonable compensation for time spent by Indemnitee for which he is not compensated by the Company or any subsidiary or third party (i) for any period during which Indemnitee is not an agent, in the employment of, or providing services for compensation to, the Company or any subsidiary; and (ii) if the rate of compensation and estimated time involved is approved by the directors of the Company who are not parties to any action with respect to which expenses are incurred, for Indemnitee while an agent of, employed by, or providing services for compensation to, the Company or any subsidiary.

(c)          Proceedings. For purposes of this Agreement, the term “proceeding” shall be broadly construed and shall include, without limitation, any threatened, pending, or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, and whether formal or informal in any case, in which Indemnitee was, is or will be involved as a party or otherwise by reason of: (i) the fact that Indemnitee is or was a director or officer of the Company; (ii) the fact that any action taken by Indemnitee or of any action on Indemnitee’s part while acting as director, officer, employee or agent of the Company; or (iii) the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, and in any such case described above, whether or not serving in any such capacity at the time any liability or expense is incurred for which indemnification, reimbursement, or advancement of expenses may be provided under this Agreement.

(d)          Subsidiary. For purposes of this Agreement, the term “subsidiary” means any corporation or limited liability company of which more than 50% of the outstanding voting securities or equity interests are owned, directly or indirectly, by the Company and one or more of its subsidiaries, and any other corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise of which Indemnitee is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary.

(e)          Independent Counsel. For purposes of this Agreement, the term “independent counsel” means a law firm, or a partner (or, if applicable, member) of such a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five (5) years has been, retained to represent: (i) the Company or Indemnitee in any matter material to either such party, or (ii) any other party to the proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “independent counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee’s rights under this Agreement.

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2.          Agreement to Serve. Indemnitee will serve, or continue to serve, as a director, officer, employee or agent of the Company or any subsidiary, as the case may be, faithfully and to the best of his or her ability, at the will of such corporation (or under separate agreement, if such agreement exists), in the capacity Indemnitee currently serves as an agent of such corporation, so long as Indemnitee is duly appointed or elected and qualified in accordance with the applicable provisions of the Bylaws or other applicable charter documents of such corporation, or until such time as Indemnitee tenders his or her resignation in writing; provided, however, that nothing contained in this Agreement is intended as an employment agreement between Indemnitee and the Company or any of its subsidiaries or to create any right to continued employment of Indemnitee with the Company or any of its subsidiaries in any capacity.

The Company acknowledges that it has entered into this Agreement and assumes the obligations imposed on it hereby, in addition to and separate from its obligations to Indemnitee under the Bylaws, to induce Indemnitee to serve, or continue to serve, as a director, officer, employee or agent of the Company, and the Company acknowledges that Indemnitee is relying upon this Agreement in serving as a director, officer, employee or agent of the Company.

3.          Indemnification.

(a)          Indemnification in Third Party Proceedings. Subject to Section 10 below, the Company shall indemnify Indemnitee to the fullest extent permitted by the DGCL, as the same may be amended from time to time (but, only to the extent that such amendment permits Indemnitee to broader indemnification rights than the DGCL permitted prior to adoption of such amendment), if Indemnitee is a party to or threatened to be made a party to or otherwise involved in any proceeding, for any and all expenses, actually and reasonably incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of such proceeding.

(b)          Indemnification in Derivative Actions and Direct Actions by the Company. Subject to Section 10 below, the Company shall indemnify Indemnitee to the fullest extent permitted by the DGCL, as the same may be amended from time to time (but, only to the extent that such amendment permits Indemnitee to broader indemnification rights than the DGCL permitted prior to adoption of such amendment), if Indemnitee is a party to or threatened to be made a party to or otherwise involved in any proceeding by or in the right of the Company to procure a judgment in its favor, against any and all expenses actually and reasonably incurred by Indemnitee in connection with the investigation, defense, settlement, or appeal of such proceedings.

4.          Indemnification of Expenses of Successful Party. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any proceeding or in defense of any claim, issue or matter therein, including the dismissal of any action without prejudice, the Company shall indemnify Indemnitee against all expenses actually and reasonably incurred in connection with the investigation, defense or appeal of such proceeding.

5.          Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of any expenses actually and reasonably incurred by Indemnitee in the investigation, defense, settlement or appeal of a proceeding, but is precluded by applicable law or the specific terms of this Agreement to indemnification for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled.

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6.          Advancement of Expenses. To the extent not prohibited by law, the Company shall advance the expenses incurred by Indemnitee in connection with any proceeding, and such advancement shall be made within twenty (20) days after the receipt by the Company of a statement or statements requesting such advances (which shall include invoices received by Indemnitee in connection with such expenses but, in the case of invoices in connection with legal services, any references to legal work performed or to expenditures made that would cause Indemnitee to waive any privilege accorded by applicable law shall not be included with the invoice) and upon request of the Company, an undertaking to repay the advancement of expenses if and to the extent that it is ultimately determined by a court of competent jurisdiction in a final judgment, not subject to appeal, that Indemnitee is not entitled to be indemnified by the Company. Advances shall be unsecured, interest free and without regard to Indemnitee’s ability to repay the expenses. Advances shall include any and all expenses actually and reasonably incurred by Indemnitee pursuing an action to enforce Indemnitee’s right to indemnification under this Agreement, or otherwise and this right of advancement, including expenses incurred preparing and forwarding statements to the Company to support the advances claimed. Indemnitee acknowledges that the execution and delivery of this Agreement shall constitute an undertaking providing that Indemnitee shall, to the fullest extent required by law, repay the advance if and to the extent that it is ultimately determined by a court of competent jurisdiction in a final judgment, not subject to appeal, that Indemnitee is not entitled to be indemnified by the Company. The right to advances under this Section 6 shall continue until final disposition of any proceeding, including any appeal therein. This Section 6 shall not apply to any claim made by Indemnitee for which indemnity is excluded pursuant to Section 10(b).

7.          Notice and Other Indemnification Procedures.

(a)          Notification of Proceeding. Indemnitee will notify the Company in writing promptly upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any proceeding or matter which may be subject to indemnification or advancement of expenses covered hereunder. The failure of Indemnitee to so notify the Company shall not relieve the Company of any obligation which it may have to Indemnitee under this Agreement or otherwise.

(b)          Request for Indemnification and Indemnification Payments. Indemnitee shall notify the Company promptly in writing upon receiving notice of any demand, judgment or other requirement for payment that Indemnitee reasonably believes to be subject to indemnification under the terms of this Agreement, and shall request payment thereof by the Company. Indemnification payments requested by Indemnitee under Section 3 hereof shall be made by the Company no later than sixty (60) days after receipt of the written request of Indemnitee. Claims for advancement of expenses shall be made under the provisions of Section 6 herein.

(c)          Application for Enforcement. In the event the Company fails to make timely payments as set forth in Sections 6 or 7(b) above, Indemnitee shall have the right to apply to any court of competent jurisdiction for the purpose of enforcing Indemnitee’s right to indemnification or advancement of expenses pursuant to this Agreement. In such an enforcement hearing or proceeding, the burden of proof shall be on the Company to prove that indemnification or advancement of expenses to Indemnitee is not required under this Agreement or permitted by applicable law. Any determination by the Company (including its Board of Directors, stockholders or independent counsel) that Indemnitee is not entitled to indemnification hereunder, shall not be a defense by the Company to the action nor create any presumption that Indemnitee is not entitled to indemnification or advancement of expenses hereunder.

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(d)          Indemnification of Certain Expenses. The Company shall indemnify Indemnitee against all expenses incurred in connection with any hearing or proceeding under this Section 7 unless the Company prevails in such hearing or proceeding on the merits in all material respects.

8.          Assumption of Defense. In the event the Company shall be requested by Indemnitee to pay the expenses of any proceeding, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, or to participate to the extent permissible in such proceeding, with counsel reasonably acceptable to Indemnitee. Upon assumption of the defense by the Company and the retention of such counsel by the Company, the Company shall not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same proceeding, provided that Indemnitee shall have the right to employ separate counsel in such proceeding at Indemnitee’s sole cost and expense. Notwithstanding the foregoing, if Indemnitee’s counsel delivers a written notice to the Company stating that such counsel has reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense or the Company shall not, in fact, have employed counsel or otherwise actively pursued the defense of such proceeding within a reasonable time, then in any such event the fees and expenses of Indemnitee’s counsel to defend such proceeding shall be subject to the indemnification and advancement of expenses provisions of this Agreement.

9.          Insurance. To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, employees, or agents of the Company or of any subsidiary (“D&O Insurance”), Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, employee or agent under such policy or policies. If, at the time of the receipt of a notice of a claim pursuant to the terms hereof, the Company has D&O Insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

10.          Exceptions.

(a)          Certain Matters. Any provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement to indemnify Indemnitee on account of any proceeding with respect to (i) remuneration paid to Indemnitee if it is determined by final judgment or other final adjudication that such remuneration was in violation of law (and, in this respect, both the Company and Indemnitee have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication, as indicated in Section 10(d) below); (ii) a final judgment rendered against Indemnitee for an accounting, disgorgement or repayment of profits made from the purchase or sale by Indemnitee of securities of the Company against Indemnitee or in connection with a settlement by or on behalf of Indemnitee to the extent it is acknowledged by Indemnitee and the Company that such amount paid in settlement resulted from Indemnitee’s conduct from which Indemnitee received monetary personal profit, pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, or other provisions of any federal, state or local statute or rules and regulations thereunder; (iii) a final judgment or other final adjudication that Indemnitee’s conduct was in bad faith, knowingly fraudulent or deliberately dishonest or constituted willful misconduct (but only to the extent of such specific determination); or (iv) on account of conduct that is established by a final judgment as constituting a breach of Indemnitee’s duty of loyalty to the Company or resulting in any personal profit or advantage to which Indemnitee is not legally entitled. For purposes of the foregoing sentence, a final judgment or other adjudication may be reached in either the underlying proceeding or action in connection with which indemnification is sought or a separate proceeding or action to establish rights and liabilities under this Agreement.

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(b)          Claims Initiated by Indemnitee. Any provision herein to the contrary notwithstanding, the Company shall not be obligated to indemnify or advance expenses to Indemnitee with respect to proceedings or claims initiated or brought by Indemnitee against the Company or its directors, officers, employees or other agents and not by way of defense, except (i) with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or under any other agreement, provision in the Bylaws or Certificate of Incorporation or applicable law, or (ii) with respect to any other proceeding initiated by Indemnitee that is either approved by the Board of Directors or Indemnitee’s participation is required by applicable law. However, indemnification or advancement of expenses may be provided by the Company in specific cases if the Board of Directors determines it to be appropriate.

(c)          Unauthorized Settlements. Any provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement to indemnify Indemnitee under this Agreement for any amounts paid in settlement of a proceeding effected without the Company’s written consent. Neither the Company nor Indemnitee shall unreasonably withhold consent to any proposed settlement; provided, however, that the Company may in any event decline to consent to (or to otherwise admit or agree to any liability for indemnification hereunder in respect of) any proposed settlement if the Company is also a party in such proceeding and determines in good faith that such settlement is not in the best interests of the Company and its stockholders.

(d)          Securities Act Liabilities. Any provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement to indemnify Indemnitee or otherwise act in violation of any undertaking appearing in and required by the rules and regulations promulgated under the Securities Act of 1933, as amended (the “Act”), or in any registration statement filed with the SEC under the Act. Indemnitee acknowledges that paragraph (h) of Item 512 of Regulation S-K currently generally requires the Company to undertake in connection with any registration statement filed under the Act to submit the issue of the enforceability of Indemnitee’s rights under this Agreement in connection with any liability under the Act on public policy grounds to a court of appropriate jurisdiction and to be governed by any final adjudication of such issue. Indemnitee specifically agrees that any such undertaking shall supersede the provisions of this Agreement and to be bound by any such undertaking.

11.          Contribution Claims.

(a)          If the indemnification provided in Section 3 is unavailable in whole or in part and may not be paid to Indemnitee for any reason other than those set forth in Section 10, then in respect to any proceeding in which the Company is jointly liable with Indemnitee (or would be if joined in such proceeding), to the fullest extent permitted by applicable law, the Company, in lieu of indemnifying Indemnitee, shall pay, in the first instance, for any and all expenses, actually and reasonably incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of such proceeding without requiring Indemnitee to contribute to such payment, and the Company hereby waives and relinquishes any right of contribution it may have at any time against Indemnitee.

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(b)          With respect to a proceeding brought against directors, officers, employees or agents of the Company (other than Indemnitee), to the fullest extent permitted by applicable law, the Company shall indemnify Indemnitee from any claims for contribution that may be brought by any such directors, officers, employees or agents of the Company (other than Indemnitee) who may be jointly liable with Indemnitee, to the same extent Indemnitee would have been entitled to such indemnification under this Agreement if such proceeding had been brought against Indemnitee.

12.          Nonexclusivity and Survival of Rights.

(a)          The provisions for indemnification and advancement of expenses set forth in this Agreement shall not be deemed exclusive of any other rights which Indemnitee may at any time be entitled under any provision of applicable law, the Company’s Certificate of Incorporation, Bylaws or other agreements, both as to action in Indemnitee’s official capacity and Indemnitee’s action as an agent of the Company, in any court in which a proceeding is brought, and Indemnitee’s rights hereunder shall continue after Indemnitee has ceased acting as an agent of the Company and shall inure to the benefit of the heirs, executors, administrators and assigns of Indemnitee. The obligations and duties of the Company to Indemnitee under this Agreement shall be binding on the Company and its successors and assigns until terminated in accordance with its terms. The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

(b)          No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee in his or her corporate status prior to such amendment, alteration or repeal. To the extent that a change in the DGCL, whether by statute or judicial decision, permits greater indemnification or advancement of expenses than would be afforded currently under the Company’s Certificate of Incorporation, the Bylaws and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, by Indemnitee shall not prevent the concurrent assertion or employment of any other right or remedy by Indemnitee.

13.          Term. This Agreement shall continue until and terminate upon the later of: (a) five (5) years after the date that Indemnitee shall have ceased to serve as a director or and/or officer, employee or agent of the Company; or (b) one (1) year after the final termination of any proceeding, including any appeal then pending, in respect to which Indemnitee was granted rights of indemnification or advancement of expenses hereunder.

No legal action shall be brought and no cause of action shall be asserted by or in the right of the Company against an Indemnitee or an Indemnitee’s estate, spouse, heirs, executors or personal or legal representatives after the expiration of five (5) years from the date of accrual of such cause of action, and any claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such five-year period; provided, however, that if any shorter period of limitations is otherwise applicable to such cause of action, such shorter period shall govern.

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14.          Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who, at the request and expense of the Company, shall execute all papers required and shall do everything that may be reasonably necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

15.          Interpretation of Agreement. It is understood that the parties hereto intend this Agreement to be interpreted and enforced so as to provide indemnification to Indemnitee to the fullest extent now or hereafter permitted by law.

16.          Severability. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever, (a) the validity, legality and enforceability of the remaining provisions of the Agreement (including without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable and to give effect to Section 15 hereof.

17.          Amendment and Waiver. No supplement, modification, amendment, or cancellation of this Agreement shall be binding unless executed in writing by the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

18.          Notice. Except as otherwise provided herein, any notice or demand which, by the provisions hereof, is required or which may be given to or served upon the parties hereto shall be in writing and, if by telegram, telecopy or telex, shall be deemed to have been validly served, given or delivered when sent, if by overnight delivery, courier or personal delivery, shall be deemed to have been validly served, given or delivered upon actual delivery and, if mailed, shall be deemed to have been validly served, given or delivered three (3) business days after deposit in the United States mail, as registered or certified mail, with proper postage prepaid and addressed to the party or parties to be notified at the addresses set forth on the signature page of this Agreement (or such other address(es) as a party may designate for itself by like notice). If to the Company, notices and demands shall be delivered to the attention of the Secretary of the Company.

19.          Governing Law. This Agreement shall be governed exclusively by and construed according to the laws of the State of Delaware, as applied to contracts between Delaware residents entered into and to be performed entirely within Delaware.

20.          Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute but one and the same Agreement. Only one such counterpart need be produced to evidence the existence of this Agreement.

21.          Headings. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.

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22.          Entire Agreement. This Agreement amends and restates the Prior Agreement in its entirety and constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, written and oral, between the parties with respect to the subject matter of this Agreement; provided, however, that this Agreement is a supplement to and in furtherance of the Company’s Certificate of Incorporation, the Bylaws, the DGCL and any other applicable law, and shall not be deemed a substitute therefor, and does not diminish or abrogate any rights of Indemnitee thereunder.

[Signature Page Follows]

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In Witness Whereof, the parties hereto have entered into this Agreement effective as of the date first above written.

GLYECO, INC.

By:
Name:
Title:

INDEMNITEE

Signature of Indemnitee

Print or Type Name of Indemnitee

Address:

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